As filed with the Securities and Exchange Commission on June 10, 2022

SEC File Nos. 811-23698, 333-259232

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 6

FORTUNE V SEPARATE ACCOUNT

(Exact Name of Registrant)

UNIVERSAL LIFE INSURANCE COMPANY

(Name of Insurance Company)

METRO OFFICE PARK, STREET 1, LOT 10
GUAYNABO, PR 00968

(787) 706-7095

JOSÉ C. BENITEZ ULMER, PRESIDENT

METRO OFFICE PARK, STREET 1, LOT 10
GUAYNABO, PR 00968

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after the effective date.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on June 10, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Fortune V Individual Flexible Purchase Payment Deferred Annuity Contracts.

FORTUNE V SEPARATE ACCOUNT

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACTS

Issued By

UNIVERSAL LIFE INSURANCE COMPANY

SAN JUAN, PR 00917-2011

(787) 706-7095

PROSPECTUS

June 10, 2022

This Prospectus describes individual flexible purchase payment deferred variable annuity contracts (“Contract” or “Contracts”) issued through the Fortune V Separate Account (the “Variable Account”) of Universal Life Insurance Company (“Universal Life” or the “Company”). The Variable Account is a separate account of Universal Life that contains six separate Investment Options, (also called “Sub-Accounts”), each of which invests in a portfolio of shares of separate underlying mutual funds. These six Investment Options are:

UNIVERSAL VIA ASSET ALLOCATION – GROWTH PORTFOLIO (“Growth Portfolio”)

UNIVERSAL VIA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO (“Moderate Growth Portfolio”)

UNIVERSAL VIA ASSET ALLOCATION – MODERATE PORTFOLIO (“Moderate Portfolio”)

UNIVERSAL VIA ASSET ALLOCATION – CONSERVATIVE PORTFOLIO (“Conservative Portfolio”)

UNIVERSAL VIA ASSET ALLOCATION – INTERNATIONAL GROWTH PORTFOLIO (“International Growth Portfolio”)

UNIVERSAL VIA – MONEY MARKET PORTFOLIO (“Money Market Portfolio”). An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

If you are a new investor in the Contract, you may return the Contract for any reason, within fifteen calendar days of delivery from Universal Life’s home office without paying fees or penalties, and Universal Life will refund the Contract Value or other amount as required by law (see “Right to Examine and Cancel”). You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Your investment is subject to investment risks, including loss of the amount invested. In general, deferred variable annuities are long-term investments; they are not intended as short-term investments. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Neither the Securities and Exchange Commission, U.S. Commodity Futures Trading Commission, nor any State Securities Commission has approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

This Prospectus sets forth basic information that you should know before investing. Please keep this Prospectus for future reference.

Amounts allocated to a Sub-Account Investment Option by the Contract Owner will be used to purchase accumulation units, representing the value of the investment in the Sub-Account. After the initial purchase of accumulation units, the value of a Contract’s investment in a Sub-Account will be based on the number of units held and the current accumulation unit value, which will fluctuate with the investment performance of the underlying investments in the mutual funds of the Sub-Account. Therefore, the value of your annuity Contract will depend on the investment performance of the collection of underlying mutual funds, which value will fluctuate with market factors. You bear the entire investment risk for all amounts invested in the Contract.

Three versions, or “Classes,” of the Contracts are available: (1) the base Universal VIA Contract (Class B); (2) the Universal VIA with Liquidity Rider Contract (Class L); and (3) the Universal VIA Select Contract (Class C). The Contract classes vary in the length of the surrender charge (Contingent Deferred Sales Charge) period and the amount of the annual Variable Account Charge.

The variable annuity contracts described herein are offered exclusively to Residents of Puerto Rico. For these purposes, a “Resident of Puerto Rico” is: (i) an individual (A) who is having his or her principal residence within the Commonwealth of Puerto Rico who has been a resident of Puerto Rico during a period that includes an entire taxable year, (B) who is a bona fide resident of Puerto Rico pursuant to Sections 933 and 937(a) of the U.S. Internal Revenue Code, and (C) a resident of Puerto Rico for purposes of the Puerto Rico Internal Revenue Code; and (ii) a non-business trust whose trustee, if an individual, has his or her principal residence in Puerto Rico or, if an entity, whose principal office and principal place of business are located within the Commonwealth of Puerto Rico, all of whose Beneficiaries have their principal residence in Puerto Rico and which is either a Qualified Trust or an Agent Trust. See “Tax Considerations” in this Prospectus.

This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.

i

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Definitions

The following is a glossary of key terms used in this Prospectus.

Accumulation Phase – The period during which purchase payments and Contract Value can be allocated among the Investment Options in order to accumulate assets under the Contract.

Accumulation Unit – An accounting unit of measurement used to calculate the value allocated to each of the Sub-Accounts in the Variable Account before the Annuitization Date.

Annuitant – The person upon whose life annuity payments are based.

Annuitization – Converting the Contract Value into a fixed stream of annuity payments from Universal Life.

Annuity Phase – The period during which annuity payments are received by the Annuitant.

Annuitization Date – The date on which Universal Life calculates the schedule of annuity payments and begins the processing necessary to start annuity payments. The date that annuity payments actually begin varies, but generally is within 30 days after Universal Life calculates the annuity payment schedule.

Annuity Commencement Date – The date on which annuity payments are scheduled to begin.

Beneficiary – The person designated by the Contract Owner to receive certain benefits under the Contract if the Annuitant or Contract Owner dies before the Annuitization Date and there is no surviving Joint Owner. Such designation must be made by the Contract Owner in accordance with the applicable requirements of Puerto Rico inheritance laws.

Collateral Assignment – A Collateral Assignment is when the ownership rights in a Contract or account are transferred from one person to another to serve as collateral for a debt. This transfer is usually made with the provision that the ownership rights revert to the original Owner when the debt is repaid. A Collateral Assignment of a nonqualified annuity is considered a taxable event to the Owner of the Contract.

Contingent Beneficiary – The person designated by the Contract Owner to receive the benefits accorded to the Beneficiary if the primary Beneficiary is not living when the Owner dies. Such designation must be made by the Contract Owner in accordance with the applicable requirements of Puerto Rico inheritance laws.

Contingent Deferred Sales Charge or “CDSC” (Surrender Charge) – The charge deducted for surrenders and partial withdrawals of Contract Value before the Surrender Charge Period has ended, or partial withdrawals in excess of the CDSC Free Partial Withdrawal Amount of 15% of purchase payments, adjusted for partial withdrawals during each Contract Year. Also referred to as a “surrender charge.”

Contract – The terms, conditions, benefits and rights of the annuity described in the variable annuity contract with Universal Life Insurance Company, as well as any documents describing elected options, endorsements or attached application form.

Contract Anniversary – Beginning with the Date of Issue, each recurring one-year anniversary of the Date of Issue during which the Contract remains in force.

Contract Owner(s) – The person(s) possessing all rights under the Contract prior to the Annuitization Date, unless there is a Joint Owner.

Contract Value – The value of your investment in the Variable Account. On or before the Annuity Commencement Date, the Contract Value is equal to the Owner’s:

●	premium payments; minus

●	gross partial withdrawals (partial withdrawals plus the surrender charge on the portion of the requested partial withdrawal that is subject to the surrender charge); plus

●	accumulated gains in the separate account; minus

●	accumulated losses in the separate account; minus

●	service charges, rider fees, transfer fees, and other charges, if any.

Contract Year – Each year the Contract is in force measured from the Date of Issue or from any Contract Anniversary.

Date of Issue – The effective day of the first purchase payment applied to the Contract.

Death Benefit – The benefit payable to the designated Beneficiary(ies) when the Owner dies before the Annuitization Date.

Enhanced Death Benefit – Available at issue for an additional charge, a new “stepped-up” Death Benefit value will be determined on each Contract Anniversary before the Owner’s 86th birthday. The benefit will be payable when the Owner dies before the Annuitization Date. This option is only available to Contract Owners age 70 or younger on the Date of Issue.

Free Amount – Partial withdrawals not subject to Contingent Deferred Sales Charge. The Free Amount is not applicable to Full Surrenders.

Fortune V Separate Account (Variable Account) – A separate account of Universal Life Insurance Company into which purchase payments may be allocated to build assets during the Accumulation Phase. The Account is divided into Sub-Accounts. The Fortune V Separate Account is also referred to herein as the “Variable Account.”

Guaranteed Future Value or “GFV” – The minimum amount guaranteed for Contracts with Principal Protection Rider. “GFV” will be equal to the purchase payments for the first six month after rider inception, adjusted for withdrawals.

Guaranteed Future Value Date – Ten years after Contract inception.

IRA – An individual retirement annuity as defined by the Section 1081.02 and Section 1081.03 of the P.R. Code.

Investment Option – A Sub-Account of the Variable Account where Accumulation Units are maintained. Each Sub-Account is a separate Investment Option and corresponds to one of six segregated and separately managed portfolios of investments and securities of the Variable Account. There are five Asset Allocation Portfolios (the Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Conservative Portfolio, and International Growth Portfolio) and one Money Market Portfolio.

Joint Owner – The person possessing an undivided interest in the entire Contract with the Contract Owner. If there is a Joint Owner, references to Contract Owner and Joint Owner in this Prospectus will apply to both, or either Joint Owner, unless the context specifies otherwise.

Maximum Annual Withdrawal Amounts “MAWA” – For Contracts with the Income for Life Rider, the MAWA is the maximum amount that can be withdrawn in a rider year without reducing the TWB. This is also the benefit amount paid if the Contract Value is exhausted. On each rider anniversary the MAWA is the Withdrawal Percentage multiplied by the TWB.

Net Asset Value – The total value of an underlying mutual fund adjusted for expenses and divided by the number of units, at the end of a market day or at the close of the New York Stock Exchange.

Non-Qualified Contract – A Contract that does not qualify for favorable tax treatment under the P.R. Code Sections 1081.02 and 1081.03.

Partial Withdrawal – A withdrawal of Contract Value less than the full Surrender Value.

Portfolio Construction Manager – The entity independently contracted by Universal Life and Universal Financial Services, Inc. to construct the portfolios in the Variable Account.

Premium(s) – Purchase payment(s) deposited into the Contract.

Puerto Rico Resident or a Resident of Puerto Rico – (i) An individual (A) who is having his or her principal residence within the Commonwealth of Puerto Rico who has been a Resident of Puerto Rico during a period that includes an entire taxable year, (B) who is a bona fide resident of Puerto Rico pursuant to Sections 933 and 937(a) of the U.S. Internal Revenue Code, and (C) a resident of Puerto Rico for purposes of the P.R. Code; and (ii) a non-business trust organized under the laws of the Commonwealth of Puerto Rico whose trustee, if an individual, has his or her principal residence in Puerto Rico or, if an entity, whose principal office and principal place of business are located within the Commonwealth of Puerto Rico, all of whose Beneficiaries have their principal residence in Puerto Rico and which is either a Qualified Trust or an Agent Trust (as defined herein under Tax Considerations beginning on page 62 of this Prospectus). Whether an individual or a trust is a bona fide Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Universal Life suggests to each individual and each trust to seek advice from its tax counsel to assess if he or she is a Resident of Puerto Rico.

P.R. Code – The Act Number 1 of January 31, 2011, as amended, also known as the “Puerto Rico Internal Revenue Code for a New Puerto Rico”.

Sub-Accounts – Divisions of the Variable Account where Accumulation Units are maintained. Each Sub-Account is a separate Investment Option and corresponds to a segregated and separately managed portfolio of investments and securities of the Variable Account.

Surrender – Termination and cancellation of all rights and privileges under your Contract in exchange for your Contract’s Surrender Value. A surrender may be subject to surrender charges.

Surrender Value – The Contract Value minus any applicable charges described in the Contract.

Total Withdrawal Base or “TWB” – For Contracts with the Income for Life Rider, at rider inception, the initial TWB is equal to the Contract Value. The “TWB” is used to calculate the Maximum Annual Withdrawal Amount (“MAWA”).

Transamerica – Transamerica Life Insurance Company.

Underlying Mutual Funds (funds) – The funds in which each Sub-Account invests.

Universal Life – Universal Life Insurance Company.

U.S. Internal Revenue Code – The United States Internal Revenue Code of 1986, as amended.

Valuation Date – Each day the New York Stock Exchange is open for business or any other day during which there is a sufficient degree of trading in the underlying investments of the Sub-Accounts of the Variable Account such that the current Net Asset Value of its Accumulation Units might be materially affected.

Valuation Period – The period of time commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you surrender or withdraw money from your Contract within 9 years following a premium payment, you could be assessed a surrender charge (Contingent Deferred Sales Charge, or “CDSC”) of up to 8% of the premium withdrawn, declining to 0% over that time period. For example, if you surrender the Contract in the first Contract Year, you could pay a surrender charge of up to $8,000 on a $100,000 investment.

For additional information about surrender charges see “Fee Table,” and “Charges and Deductions – Surrender Charge (Contingent Deferred Sales Charge)” later in this Prospectus.

Transaction Charges

There are no charges for making transfers among the Investment Options or for other transactions under the Contract.

For additional information about charges, see “Fee Table,” and “Charges and Deductions” later in this Prospectus.

Ongoing Fees and Expenses (annual charges)	The following table describes the fees and expenses that you may pay each year under the Contract, depending on the Class of Contract and options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Annual Contract Expenses (varies by Contract Class) (1), (2), (3)	2.37%	3.75%
Optional Benefits available for an additional charge (for a single optional benefit, if elected)	0.20% (4)	2.50% (5)

(1)	Then term “Annual Contract Expenses” used in this table is not used elsewhere in this Prospectus or in the Contracts. In this table, the “Annual Contract Expenses” includes figures representing the following charges: (a) the $50 Annual Contract Maintenance Charge; (b) the Variable Account Charge (1.40% to 1.95%, depending on Contract class); (c) the Puerto Rico Tax Charge (0.10%); (d) the Management and Portfolio Construction Fees (0.35% to 0.45%); (e) Other Portfolio Expenses (0.01% to 0.41%); and (f) Acquired Fund Fees and Expenses (0.30% to 0.93%).
(2)	These charges are measured in different ways: (a) the Contract Maintenance Charge is a flat dollar amount each year; (b) the Variable Account Charge is applied on a daily basis at the specified annual rates of the Sub-Account assets; (c) the Puerto Rico Tax Charge is a percentage of the Contract Value on December 31 of each year; (d) the Management and Portfolio Construction Fees are paid monthly at the annualized rate as a percentage of the portfolio’s average daily net assets; (e) the Other Portfolio Expenses (which are estimates) and Acquired Fund Fees and Expenses are measured and applied against the assets of the underlying mutual funds.

(3)	The Portfolio Construction Fee (0.10%) does not apply to the Money Market Portfolio.
(4)	The Enhanced Death Benefit fee is charged daily at the annual rate of 0.20% of the of the average daily Variable Account value.
(5)	The Income for Life Moderate rider is no longer available for purchase. The annual charge is a percentage of the Total Withdrawal Base on the rider anniversary. The current charge is 1.50%; the Company reserves the right to increase the charge by 1.00%, to 2.50%, as shown in the table.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take partial withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $2,453		Highest Annual Cost: $5,944
Assumes:		Assumes:
●	Investment of $100,000	●	Investment of $100,000
●	5% annual appreciation	●	5% annual appreciation
●	Least expensive combination of Contract Classes and management fees	●	Most expensive combination of Contract Classes, management fees, and optional benefits
●	No optional benefits	●	No sales charges
●	No sales charges	●	No additional purchase payments, transfers or withdrawals
●	No additional purchase payments, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee Table” and “Charges and Deductions” later in this Prospectus.

RISKS
Risk of Loss

The Contract is subject to the risk of loss. You could lose some or all of your Contract Value.

For additional information about the risk of loss see “Principal Risks of Investing in the Contract” later in this Prospectus.

Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A surrender charge may apply to partial withdrawals and surrenders in certain circumstances, and any partial withdrawals or surrenders may also be subject to tax penalties.

For additional information about the investment profile of the Contract, see “Principal Risks of Investing in the Contract,” and “The Fortune V Separate Account and Universal Life Insurance Company” later in this Prospectus.

Risks Associated with Investments

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable Investment Options available under the Contract, each of which has its own unique risks. You should review the variable Investment Options available under the Contract before making an investment decision.

For additional information about the risks associated with Investment Options see “Principal Risks of Investing in the Contract” later in this Prospectus.

Insurance Company Risks

An investment in the Contract is subject to certain risks related to Universal Life Insurance Company. Any obligations, guarantees, or benefits under the Contract are supported by Universal Life’s general account and are subject to its claims-paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about Universal Life Insurance Company, including our financial strength ratings, may be obtained upon request by calling 1-800-981-0395 or at 787-706-7095.

For additional information about insurance company risks, see “Principal Risks of Investing in the Contract” later in this Prospectus.

RESTRICTIONS
Investments

You may transfer Variable Account value among the Investment Options under your Contract at any time and in any amount, up to 20 (twenty) times per calendar year, or 11 transfers in 2 consecutive calendar quarters. Restrictions may apply to more frequent transfers. The Company may require that transfers be made only by U.S. mail if the Contract Owner makes more than 11 transfers in 2 consecutive calendar quarters or more than 20 in one calendar year.

Universal Life reserves the right to remove Investment Options and/or close them off to future investment, and to add new Investment Options.

For additional information about the Investment Options and restrictions see “The Fortune V Separate Account and Universal Life Insurance Company ” “Transfers,” APPENDIX A: Investment Options Available Under the Contract, and APPENDIX B: Additional Information About the Investment Options later in this Prospectus.

Optional Benefits

If you selected an optional living benefit rider, your purchase payments and Contract Value are subject to investment restrictions which limit the Investment Options available to you under the Contract.

Partial withdrawals could reduce the Death Benefit amount (including the optional Enhanced Death Benefit) by more than the dollar amount withdrawn (i.e., the Death Benefit may be reduced in the same proportion that the Contract Value is reduced).

Partial and excess withdrawals could also significantly reduce the value of any optional living benefits, and could terminate the benefit.

For additional information about optional living benefits and Death Benefits, including the optional Enhanced Death Benefit, see “Benefits Available Under the Contract” later in this Prospectus.

TAXES
Tax Implications

Generally, partial withdrawals and surrenders will be subject to ordinary income tax and may be subject to tax penalties. There are no additional tax benefits if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA).

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. For additional information about tax implications, see “Taxes” later in this Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Financial professionals may receive compensation for selling the Contract to you, in the form of commissions. Financial professionals may also receive additional compensation in the form of contribution-based compensation and/or for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the Contracts” later in this Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing Contract.

For additional information about the charges and taxes you might incur in connection with an exchange see “Charges and Deductions – Surrender Charge (Contingent Deferred Sales Charge)” and “Tax Considerations” later in this Prospect

Overview of the Contract

Q.	What is the Purpose of the Contract?

A.	The Universal Life VIA Contract is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Investment Options during the Accumulation Period. The Contract also offers Death Benefits to protect your designated Beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of Annuity (or income) Payments. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals of Contract Value or who intend to engage in frequent trading in the Investment Options.

Q.	How do I accumulate assets in the Contract and receive income from the Contract?

A.	Your Contract has two phases: an Accumulation (or Savings) Phase and an Annuity (or Income) Phase.

Accumulation Phase

During the Accumulation Phase (or savings phase), to help you accumulate assets, you can allocate your purchase payments (premiums) among the Investment Options (the six Sub-Accounts of the Variable Account) listed on the front page of this Prospectus, subject to the terms and conditions in the Contract. Each Investment Option has its own investment strategies, expense ratios, and investment performance and returns. Each Option also has its own investment risks, including risk of loss of the amount invested. During the Accumulation Phase, you can make additional purchase payments, withdraw money, and transfer your Contract Value among the Sub-Accounts.

Additional information regarding each Investment Option is provided later in this Prospectus. See “The Fortune V Separate Account and Universal Life Insurance Company” and Appendix A: Investment Options Available Under the Contract.

Annuity Phase

You can elect to turn your Contract Value into a fixed stream of annuity payments from Universal Life, which is known as “annuitizing” your Contract. When you annuitize, you can choose payments that are guaranteed to last for the life of the Annuitant(s) (or for 10 years, even if the Annuitant dies sooner), or for a specified period or in a specified amount. We may offer other options, at our discretion. The Contract does not provide variable payment options.

Please note that when you annuitize, your Contract Value will be converted to annuity payments and you may no longer be able to withdraw money from your Contract. All other benefits (including Death Benefits) also terminate when you annuitize your Contract.

Q.	What are the Contract’s primary features and options?

Your Choice of Investment Options. You can choose among six Investment Options. There are five Asset Allocation Portfolios: the Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Conservative Portfolio, and International Growth Portfolio. The sixth option is the Money Market Portfolio. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Each Investment Option corresponds to a Sub-Account of the Variable Account.

Each Sub-Account will implement its investment strategy by investing in a portfolio of shares of separate underlying mutual funds. Contract Owners do not make a specific selection of the underlying mutual funds. The Sub-Accounts will consist of segregated and separately-managed pools of assets of the Variable Account, and each is managed by Universal Financial Services, Inc. (“UFS” or “Universal Financial Services”) as the investment adviser contracted by Universal Life to manage the Sub-Account. Morningstar Investment Management LLC serves as Portfolio Construction Manager in connection with the actively managed Sub-Accounts.

Volatility control guidelines may apply to the Moderate Portfolio and Conservative Portfolio. Under these guidelines, the Portfolio Construction Manager may adjust the maximum equity allocation of the portfolio based on the implied volatility, such that higher implied volatility over a specified period will result in a lower maximum equity allocation.

Additional information regarding the Investment Options is provided below under “The Fortune V Separate Account and Universal Life Insurance Company,” in Appendix A: Investment Options Available Under the Contract, and in Appendix B: Additional Information About the Investment Options.

Your Choice of Surrender Charge Options. You can choose one of three versions, or “Classes,” of the Contract, each with different surrender charges and different annual Variable Account charges:

(1)	Class B Share, the base Universal VIA Contract, has a nine-year surrender charge and a 1.40% annual Variable Account Charge;

(2)	Class L Share, the Universal VIA with Liquidity Rider Contract, has a four-year surrender charge and a 1.75% annual Variable Account Charge; and

(3)	Class C Share, the Universal VIA Select, has no surrender charge and a 1.95% Variable Account Charge.

You must choose your Contract Class at the time of Contract application and it cannot be changed. In selecting your Class of Contract, consider your potential need to withdraw money (which may be subject to a surrender charge of up to 8%); also consider that the Variable Account Charge will last for as long as you own the Contract in the Accumulation Phase.

Accessing Your Contract Value. Until you annuitize, you have full access to your money in the Contract. You can choose to withdraw part or all of your Contract Value at any time through partial withdrawals or surrendering the Contract. Partial withdrawals in excess of the Free Amount in any Contract Year (a one year period measured from the Date of Issue or from any Contract Anniversary) during the Surrender Charge Period may be subject to a surrender charge. The Free Amount is 15% of your purchase payments not previously withdrawn. In addition, taxes may apply, and before age 59½ tax penalties may also apply. Partial withdrawals will reduce the Death Benefit (and the reduction may be more than the dollar amount withdrawn).

Transferring Your Contract Value. You may transfer amounts between Investment Options of the Variable Account without charge (and without tax consequences). Your ability to make transfers under the Contract may be restricted if you make more than 20 transfers in a single calendar year (or more than 11 transfers in 2 consecutive calendar quarters) or if we determine, in our sole opinion, that your transfer activity may disadvantage or potentially hurt the rights or interests of other Contract Owners.

Tax Treatment. Your purchase payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a partial withdrawal or surrender the Contract; (2) you receive an annuity payment from the Contract; or (3) upon payment of a Death Benefit. However, all amounts received may be taxable as ordinary income (to the extent of any earnings), and surrenders and partial withdrawals before you reach age 59½ may be subject to tax penalties.

Death Benefits. Your Contract includes a Standard Death Benefit that will pay your designated Beneficiary(ies) the greater of: (i) your Contract Value; or (ii) the total of all purchase payments, adjusted for partial withdrawals. You can also elect the One-Year Enhanced Death Benefit Option, which will pay your designated Beneficiary(ies) the greater of the Standard Death Benefit or a “stepped-up” Death Benefit, which is the highest Contract Value on any Contract Anniversary (each recurring one-year anniversary of the Date of Issue) prior to the Owner’s 86th birthday, less an adjustment for amounts subsequently withdrawn, plus purchase payments received after that Contract Anniversary. There is an additional fee for the One-Year Enhanced Death Benefit Option.

Optional Living Benefits. The following optional living benefit riders were formerly available to Contracts sold prior to April 1, 2021, for an additional fee: the Principal Protection Rider and the Income for Life Rider. These riders help protect you from declining markets by providing Contract Value or income guarantees, respectively, during your lifetime.

Asset Rebalancing, Dollar Cost Averaging, and Systematic Withdrawals. You may select automatic Asset Rebalancing, which automatically rebalances your Contract Value in the Investment Options to maintain your chosen percentage allocation. You may also elect Dollar Cost Averaging, which automatically transfers a specific amount of money from certain Investment Options. In addition, you can elect a program of systematic withdrawals (which may be subject to surrender charges and taxes). There are no additional charges for these services.

Right to Examine and Cancel (“Free Look)

Contract Owners have a fifteen calendar day right to review and examine the Contract. The Contract may be returned to Universal Life’s home office for any reason within fifteen days of delivery from Universal Life’s home office and Universal Life will refund the Contract Value. The refunded Contract Value will reflect the value of the underlying investments in the Contract after deducting of any Contract charges, unless otherwise required by law. Please be advised that the purchase payments received by Universal Life during such fifteen-day period will be invested in accordance with the instructions of the Contract Owner. If the Contract Owner decides to cancel during the fifteen-day period, the value of the Contract will therefore depend on the value of the underlying investments in the Contract.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making partial withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make partial withdrawals from the Contract, or transfer Contract Value between Investment Options.

Transaction Expenses

Sales Load Imposed on Purchases	None
Transfer Fee	None
Surrender Charge (Contingent Deferred Sales Charge, or “CDSC”) (as a percentage of the premiums withdrawn) (1)	8%

B Share Universal VIA Surrender Charge Schedule
Years Since Premium Payment	1	2	3	4	5	6	7	8	9
Percentage of Premium Payment Withdrawn	8%	8%	7%	6%	5%	4%	3%	2%	1%

L Share Universal VIA w/ Liquidity Rider Surrender Charge Schedule
Years Since Premium Payment	1	2	3	4
Percentage of Premium Payment Withdrawn	8%	8%	7%	6%

C Share Universal VIA Select Surrender Charge Schedule
Years Since Premium Payment	ALL
Percentage of Premium Payment Withdrawn	0%

(1)	The surrender charge is calculated by multiplying the applicable surrender charge percentage (noted above) by the amount of premium payments surrendered. For purposes of calculating the surrender charge, surrenders are considered to come first from the oldest premium payment made to the Contract, then the next oldest premium payment, and so forth.

The next table describes the fees and expenses that you will pay each year during the time you own the Contract.

If you chose an optional benefit, or choose the One-Year Enhanced Death Benefit, you will pay an additional charge, as shown below.

Annual Contract Expenses

UNIVERSAL VIA (B Share)

	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	1.50%	1.50%	1.75%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.45%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.09%	0.07%	0.01%
Acquired Fund Fees and Expenses (7)	0.77%	0.71%	0.65%
Total Annual Contract Expenses (8)	3.01%	2.93%	3.06%

	Conservative Portfolio	International Growth Portfolio	Money Market Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	1.75%	1.50%	1.75%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.35%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.05%	0.36%	0.47%
Acquired Fund Fees and Expenses (7)	0.60%	0.84%	0.00%
Total Annual Contract Expenses (8)	3.05%	3.35%	2.77%

UNIVERSAL VIA w/ LIQUIDITY RIDER (L Share)

	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	1.85%	1.85%	1.85%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.45%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.09%	0.07%	0.01%
Acquired Fund Fees and Expenses (7)	0.77%	0.71%	0.65%
Total Annual Contract Expenses (8)	3.36%	3.28%	3.16%

	Conservative Portfolio	International Growth Portfolio	Money Market Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	1.85%	1.85%	1.85%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.35%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.05%	0.36%	0.47%
Acquired Fund Fees and Expenses (7)	0.60%	0.84%	0.00%
Total Annual Contract Expenses (8)	3.15%	3.70%	2.87%

UNIVERSAL VIA SELECT (C Share)

	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	2.05%	2.05%	2.05%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.45%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.09%	0.07%	0.01%
Acquired Fund Fees and Expenses (7)	0.77%	0.71%	0.65%
Total Annual Contract Expenses (8)	3.56%	3.48%	3.36%

	Conservative Portfolio	International Growth Portfolio	Money Market Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	2.05%	2.05%	2.05%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.35%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.05%	0.36%	0.47%
Acquired Fund Fees and Expenses (7)	0.60%	0.84%	0.00%
Total Annual Contract Expenses (8)	3.35%	3.90%	3.07%

(1)	Includes the annual Contract Maintenance Charge. The Contract Maintenance Charge is deducted annually from all Contracts containing less than $100,000 on each Contract Anniversary. This charge is permanently waived for any Contract valued at $100,000 or more on any Contract Anniversary.
(2)	Base Contract Expenses include the Variable Account Charge and the Puerto Rico Tax Charge of 0.10%. The Variable Account Charge is a percentage of the Contract Value deducted on a daily basis at the specified annualized rate, and varies by Contract class: (1) the base Universal VIA Contract (Class B) – 1.40%; (2) the Universal VIA with Liquidity Rider Contract (Class L) – 1.75%; and (3) the Universal VIA Select Contract (Class C) – 1.95%. The Puerto Rico Tax Charge is deducted on an annual basis from each Sub-Account as a percentage of the Net Asset Value of each Sub-Account as of December 31 of each calendar year.

For Contract sold prior to November 1, 2011, the B Share Variable Account Charge was 1.65% as an annualized rate charged on a daily basis. For Contracts sold from November 1, 2011 to July 31, 2013, the L Share Variable Account Charge was 1.50% as an annualized rate charged on a daily basis.

(3)	Universal Financial Services receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate, expressed as a specified percentage of the portfolio’s average daily net assets.
(4)	The Portfolio Construction Manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio’s average daily net assets. The Portfolio Construction Manager Fees do not apply to the Money Market Portfolio.

(5)	The Enhanced Death Benefit is available at Contract issue for an additional charge. The charge is assessed daily at the annual rate of 0.20% of the of the average daily Variable Account value. A new stepped-up Death Benefit value will be determined on each Contract Anniversary before the Owner’s 86th birthday. The benefit will be payable when the Owner dies before the Annuitization Date. Once elected, the benefit cannot be removed from the Contract.
(6)	As an annualized percentage of Sub-Account net assets. “Other Expenses” include Sub-Account operating expenses.
(7)	As an annualized percentage of Sub-Account net assets. Each Sub-Account also bears, indirectly, its pro rata share of the expenses of the underlying funds in which it invests as reflected under “Acquired Fund Fees and Expenses.”
(8)	The Total Annual Contract Expenses represent the most expensive version of the Contract available after April 1, 2021.

Other Optional Benefit Expenses

If you elected one of the Income for Life or Principal Protection optional riders before April 1, 2021, you will incur additional annual contract expenses for these benefits, as listed in the table below. These optional benefits are no longer available for purchase. These benefits require that your entire Contract Value be invested only in the Moderate Portfolio, the Conservative Portfolio, or the Money Market Portfolio. The charges for these additional benefits are:

Optional Benefit Expenses

	Current	Maximum
Income for Life Conservative (9)	1.15%	2.15%
Income for Life Moderate (9)	1.50%	2.50%
Principal Protection 15 (10)	0.95%	1.95%
Principal Protection 13 (10)	1.35%	2.35%

(9)	This rider is no longer available as of April 1, 2021. For the Income for Life rider, the annual charge is a percentage of the Total Withdrawal Base on the rider anniversary. This rider cannot be elected with any other living benefit rider. The current charges are 1.15% for the Conservative option and 1.50% for the Moderate option; the Company reserves the right to increase the charge by 1.00%, to 2.15% and 2.50% respectively, as shown in the table.
(10)	This rider is no longer available as of April 1, 2021. For the Principal Protection rider, the annual charge is a percentage of the Guaranteed Future Value on the rider anniversary. This cannot be elected with any other living benefit rider. The current charges are 0.95% for the Principal Protection 15 option and 1.35% for the Principal Protection 13 option; the Company reserves the right to increase the charge by 1.00%, to 1.95% and 2.35% respectively, as shown in the table.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Investment Option operating expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Investment Option operating expenses and optional benefits (the Enhanced Death Benefit and the Income for Life Moderate rider (no longer available for purchase) available for an additional charge. If these optional benefits were not elected, the expense figures shown below would be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

UNIVERSAL VIA (B Share)

GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,392	$17,346	$22,532	$36,572
If you do not surrender your Contract:	$3,392	$10,346	$17,532	$36,572

MODERATE GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,308	$17,099	$22,128	$35,804
If you do not surrender your Contract:	$3,308	$10,099	$17,128	$35,804

MODERATE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$13,645	$23,833	$32,886	$54,936
If you do not surrender your Contract:	$5,645	$16,833	$27,886	$54,936

CONSERVATIVE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$13,290	$22,830	$31,319	$52,319
If you do not surrender your Contract:	$5,290	$15,830	$26,319	$52,319

INTERNATIONAL GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,721	$18,312	$24,108	$39,527
If you do not surrender your Contract:	$3,721	$11,312	$19,108	$39,527

MONEY MARKET PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$13,363	$23,039	$31,647	$52,871
If you do not surrender your Contract:	$5,363	$16,039	$26,647	$52,871

UNIVERSAL VIA w/ Liquidity Rider (L Share)

GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,493	$17,653	$18,054	$37,660
If you do not surrender your Contract:	$3,493	$10,653	$18,054	$37,660

MODERATE GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,409	$17,407	$17,651	$36,897
If you do not surrender your Contract:	$3,409	$10,407	$17,651	$36,897

MODERATE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$13,745	$24,131	$28,379	$55,906
If you do not surrender your Contract:	$5,745	$17,131	$28,379	$55,906

CONSERVATIVE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$13,389	$23,129	$26,816	$53,307
If you do not surrender your Contract:	$5,389	$16,129	$26,816	$53,307

INTERNATIONAL GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,822	$18,618	$19,625	$40,598
If you do not surrender your Contract:	$3,822	$11,618	$19,625	$40,598

MONEY MARKET PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$10,967	$15,874	$14,743	$29,254
If you do not surrender your Contract:	$2,967	$8,874	$14,743	$29,254

UNIVERSAL VIA SELECT (C Share)

GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$3,694	$11,269	$19,097	$39,837
If you do not surrender your Contract:	$3,694	$11,269	$19,097	$39,837

MODERATE GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$3,611	$11,023	$18,696	$39,083
If you do not surrender your Contract:	$3,611	$11,023	$18,696	$39,083

MODERATE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$5,944	$17,725	$29,363	$57,846
If you do not surrender your Contract:	$5,944	$17,725	$29,363	$57,846

CONSERVATIVE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$5,589	$16,727	$27,810	$55,282
If you do not surrender your Contract:	$5,589	$16,727	$27,810	$55,282

INTERNATIONAL GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$4,023	$12,231	$20,659	$42,738
If you do not surrender your Contract:	$4,023	$12,231	$20,659	$42,738

MONEY MARKET PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$3,167	$9,471	$15,735	$31,222
If you do not surrender your Contract:	$3,167	$9,471	$15,735	$31,222

Portfolio Turnover

Each Investment Option pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may include higher transaction costs. These costs, which are not reflected in annual Contract expenses or in the examples, affect the Investment Option’s performance. During the most recent fiscal year, the Investment Options’ portfolio turnover rate, as a percentage of the average value of its portfolio, was as follows:

Growth Portfolio	11.10%

Moderate Growth Portfolio	12.68%

Moderate Portfolio	21.92%

Conservative Portfolio	19.79%

International Growth Portfolio	12.03%

Principal Risks of Investing in the Contract

This section summarizes the principal risks of investing in the Contract. Additional details regarding the various risks and benefits of investing in the Contract are described in the relevant sections of this Prospectus, including Appendix B: Additional Information About The Investment Options, and the Statement of Additional Information (SAI).

Liquidity Risk. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. It should not be viewed as a liquid investment. Depending on the Contract class you select, surrender charges apply for up to nine years after your last premium payment (Class C Contracts have no surrender charge). Surrender charges will reduce the return on your investment if you withdraw money during the surrender charge period. If you need to make early or excess withdrawals, they could substantially reduce the benefits of an investment in the Contract. There may be adverse tax consequences if you make partial withdrawals from or surrender the Contract. The benefits of tax deferral also mean the Contract is better suited for investors with a long time horizon.

Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the Contract. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your Contract’s pro rata portion of the assets of the Variable Account, which would result in the loss of tax deferral; (2) the possibility that the IRS may take the position that the Contract does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment; and (3) the possibility of a change in the present federal income tax laws that apply to your Contract, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.

You should always consult a tax advisor about the application of Federal and Puerto Rico tax law to your individual situation prior to your investment in the Contract and prior to making any decisions relating to partial withdrawals, surrenders and annuitization. The Puerto Rico and Federal Income tax treatment of variable annuity Contracts is complex and current tax treatment of variable annuity contracts may change over time. Any amendment to the PR Code or the US Internal Revenue Code may result in a change in the tax treatment of the variable annuity contract that could impact, among other things, the Contract expenses associated with the buying, exchanging, owning, or surrendering the Contract. For more details see “Tax Considerations” later in this Prospectus.

Poor Investment Performance. The value of your purchase payments invested in the various Sub-Accounts in your Contract are not guaranteed and will increase and decrease according to the investment performance of the underlying mutual funds. You assume the investment risk of the purchase payments allocated to the various Sub-Accounts in your Contract. You can lose money by investing in this Contract, including loss of the entire amount you invest (your principal). You bear the risk of any decline in your Contract’s value resulting from the performance of the Sub-Accounts you have chosen.

Market and Financial Risks. Market and financial risks are inherent in any securities investment. Amounts allocated to the Investment Options are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the underlying fund’s investments. Each Investment Option has its own unique risks. For more information about the risks of a particular portfolio, see “Appendix B: Additional Information About The Investment Options.” You should review that information before making an investment decision. Market risks include ‘macro’ factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include variables such as changes in interest rates, general economic conditions, and investor perceptions regarding the value of debt and equity securities. It also includes factors such as climate warming and the COVID epidemic. Financial risks include factors associated with a particular company which may affect the price of its securities, such as its competitive posture, its products, its management, its earnings and its ability to meet its debt obligations.

An investment in any of the Sub-Accounts carries with it the risk that the value of the investments in the underlying mutual funds will decline, and you could lose money. This could happen if the financial investment markets as a whole decline in value or if the investments made by a mutual fund held by a Sub-Account in which you have invested declines in value. You should review the prospectuses of the underlying mutual funds carefully and analyze the risk factors disclosed therein that are applicable to each Sub-Account. Some of such risks are as follows:

Equity Risk – Common stocks and other similar equity securities are the riskiest investments in a company and they fluctuate more in value than bonds. An underlying mutual fund could lose all of its investment in a company’s stock.

Industry Concentration Risk – Certain underlying mutual funds may concentrate their investments in a given industry or business segment. Such concentration may increase such underlying mutual fund’s costs or fluctuations in the value of its investment portfolio. In addition, different funds may have overlapping investments, increasing concentration that is unknown to the separate fund managers.

Credit and Interest Rate Risks – The underlying mutual funds may invest in bonds and other income-producing securities, such as preferred stock. These securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond or other income-producing security will not make interest or principal payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able or less willing to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. The value of bonds generally can be expected to fall when interest rates rise. Interest rate risk is the risk that interest rates will raise, so that value of an underlying mutual fund’s investments in bonds will fall. The impact of changes in the general level of interest rates on lower quality bonds may be greater than the impact on higher quality bonds.

Non-Diversification Risk – Certain underlying mutual funds may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations on the underlying fund’s Net Asset Value (the total value of an underlying mutual fund adjusted for expenses and divided by the number of units, at the end of a market day or at the close of the New York Stock Exchange) as a result of changes in the market’s assessment of the financial condition of such issuers.

Foreign Securities Risk – Certain underlying mutual funds invest primarily in American Depositary Receipts (“ADRs”) representing interest in foreign issuers. While ADRs are not necessarily denominated in the currencies of the foreign securities they represent, they are subject to many of the risks associated with foreign securities. Such risks can increase the chances that the applicable underlying mutual funds will lose money. These risks include difficulty in pricing securities, defaults on foreign government securities, difficulties enforcing favorable judgments in foreign courts and political and social instability. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Illiquid Securities – Some of the underlying mutual funds may invest some of their funds in illiquid securities. Illiquid securities face the risk that they may not be readily sold, particularly at times when it is advisable to avoid losses. It may also not be possible to accurately or fairly determine the value of illiquid securities.

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Manager Risk – The portfolio is subject to the risk that the Portfolio Construction Manager’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the Portfolio Construction Manager to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other portfolios with similar objectives.

Specific Risk Factors Applicable to the Money Market Portfolio. An investment in the Money Market Portfolio (or any other portfolio) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio, and such loss is more likely in a low interest rate environment.

In addition, you should be aware that there have been a very small number of money market funds in other fund complexes that, in the past, have failed to pay investors $1.00 per share for their investment in those funds (this is referred to as “breaking the buck”), and any money market fund may do so in the future. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the portfolio to maintain a $1.00 per share Net Asset Value. You should also be aware that Universal and its affiliates are under no obligation to provide financial support to the portfolio or take other measures to ensure that you receive $1.00 per share for your investment in the portfolio. You should not invest in the portfolio with the expectation that any such action will be taken. Even if the underlying money market fund maintains a $1.00 per share Net Asset Value, you could lose money if the yield is not sufficient to cover your Contract and Variable Account fees and charges.

Some of the potentially more significant risks of an investment in the Money Market Portfolio include:

Yield – The yield may not be sufficient to cover the Variable Account fees and charges. The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately. For example, Transamerica Asset Management (“TAM”) or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

Interest Rate – The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have recently been at historically low levels. The portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, and that could affect the portfolio’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the underlying fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the underlying fund could have an adverse impact on the remaining shareholders in the fund. In addition, the underlying fund may suspend redemptions when permitted by applicable regulations.

Alternatives to the Contract. Other annuity contracts or investments may provide more favorable returns or benefits than the Contract and/or may have lower fees and expenses.

Risks Affecting our Administration of the Contract. Universal Life’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract Owner information confidential).

Universal Life’s Ability to Meet Annuity and Death Benefit Payments. The ability of Universal Life to timely meet its payment obligations under the Contract, including annuity and Death Benefit payments, may be affected by various factors which affect Universal Life’s liquidity and, thus, its claims paying ability. Universal Life’s liquidity and claims paying ability may be affected by various factors which include, but are not limited to, the following:

●	Rating agencies lowering Universal Life’s rating.

●	Investments made by Universal Life experience higher than anticipated losses.

●	Disruption in the financial markets.

●	Changes in interest rates.

●	Actual experience adversely varies from Universal Life’s underwriting assumptions.

●	Reinsurers refuse or fail to pay claims when due.

The Fortune V Separate Account and Universal Life Insurance Company

Universal Life Insurance Company is a stock life insurance company organized as Eastern America Life Insurance Company in 1993 under the laws of the Commonwealth of Puerto Rico, with its home office at Metro Office Park Street 1, Lot 10, Guaynabo, PR 00968. Universal Life is a provider of several insurance products: individual, group life, group disability, credit life, annuities & IRA’s. It is admitted to do business for life, disability and variable insurance by the Office of Commissioner of Insurance in the Commonwealth of Puerto Rico. Universal Life is a member of the Universal Group of companies that operate in Puerto Rico and United States. Universal Life is a wholly-owned subsidiary of Universal Insurance Company, Inc.

Universal Life has received the following rating from independent rating agency:

A.M. Best

B+ (Good) Negative Outlook – “Assigned to companies that have, in our opinion, a good ability to meet their ongoing insurance obligations.”

The last rating evaluation was performed on May 10, 2021, and is current as of the date of this Prospectus. The rating is assigned as a measure of Universal Life’s ability to make payment on its obligations (including its obligations under the Contract) but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon partial withdrawal or to individual securities held in any underlying mutual fund. Universal Life has a duty to update the rating, should it change. To gather the most up to date rating please go to www.ambest.com.

Universal Life established the Variable Account on March 1, 2007, pursuant to the applicable provisions of the Puerto Rico Insurance Code. The Variable Account is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a management investment company. It is the Variable Account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the 1940 Act does not involve supervision of management or investment practices or policies by the SEC.

Income, gains, and losses credited to, or charged against, the Variable Account, whether or not realized, reflect the Variable Account’s own investment experience and not the investment experience of Universal Life’s other assets. The Variable Account’s assets are held separately from Universal Life’s assets and are not chargeable with liabilities incurred in any other business of Universal Life. Universal Life is obligated to pay all amounts promised to Contract Owners under the Contract.

The General Account

Our general obligations and any guaranteed benefits under the Contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. An owner should look solely to our financial strength for our claims-paying ability.

The Variable Account Sub-Accounts

The Variable Account is divided into six (6) Sub-Accounts among which the Contract Owners may allocate their purchase payments, subject to the terms and conditions in the Contract. The Sub-Accounts consist of segregated and separately-managed pools of assets of the Variable Account (portfolios), and each is managed by Universal Financial Services (UFS) as the investment adviser contracted by Universal Life to manage the Sub-Account. The Sub-Accounts are available for investment only through the purchase of the Contract. Each Sub-Account is non-diversified and will have a generally defined investment strategy.

The Portfolio Construction Manager may fulfill the defined investment strategy of the Sub-Accounts by investing directly in mutual funds that are themselves consistent with the defined strategy. In addition, the Portfolio Construction Manager, under the direction of Universal Financial Services (UFS), will have discretion to change the underlying investments of a Sub-Account at any time as deemed appropriate and consistent with the defined investment strategy, and Universal Life will be able to replace the Portfolio Construction Manager as it judges appropriate.

Amounts allocated to a Sub-Account by the Contract Owner will be used to purchase Accumulation Units, representing value units of the total investment of the Sub-Account. After the initial purchase of Accumulation Units, the value of the Contract’s investment in a Sub-Account will be based on the number of Accumulation Units held and the current Accumulation Unit value, which will fluctuate with the investment performance of the underlying mutual funds held by the Sub-Account. Prior to Annuitization, transfers of the Contract’s value among the Sub-Account Investment Options can be made by the Contract Owner a limited number of times per calendar year (20), subject to certain additional limitations. However, Universal Life can refuse, limit or otherwise restrict transfer requests or take any reasonable action it deems necessary to protect the Contract Owners from harmful trading practices that negatively impact underlying Sub-Account performance. The Contract Value during the Accumulation Period of the Contract, and the amount available for Annuitization, will be based on the total value of all Accumulation Units of all the Sub-Accounts among which the Variable Account value was allocated by the Contract Owner.

The particular Sub-Accounts available under the Variable Account may change from time to time at Universal Life’s sole discretion. Specifically, Sub-Accounts that are initially available may be removed, merged, combined, or closed off to future investment. New Sub-Accounts may be added. Contract Owners will receive notice from Universal Life of any such changes that affect their Contract in the form of supplements or amendments to this Prospectus.

The prospectus of each underlying mutual fund held by the Sub-Accounts contains more detailed information, including information regarding fees and expenses in connection with investing in such mutual funds that you should be aware of. Prospectuses for such underlying mutual funds should be read in conjunction with this Prospectus. For more information regarding underlying mutual funds please refer to https://www.transamerica.com/investments-fund-center.

Investment Objectives and Policies

The investment objective of each Sub-Account (Investment Option or portfolio) and the strategies each Sub-Account employs to achieve its objective are set forth below. There can be no assurance that a Sub-Account will achieve its objective.

Growth Portfolio: Seeks long-term capital appreciation by investing, under normal circumstances, primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, commodity-related securities, and alternative investments. Equity investments may be made across a range of capitalization size, industries and sectors. The underlying funds may also invest in real estate investment trusts (“REITs”). The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Moderate Growth Portfolio: Seeks capital appreciation with current income as a secondary objective. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in underlying funds that are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income, which may include bonds, floating-rate bank loans, cash, cash equivalents, and other money market instruments. These percentages may vary. The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. Equity investments may be made across a range of capitalization size, industries and sectors. The underlying funds may also invest in REITs.

Moderate Portfolio: Seeks capital appreciation and current income. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in underlying funds that are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income, which may include bonds, floating-rate bank loans, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines, which include a formula using the level of implied market volatility, the Portfolio Construction Manager may increase equity exposure to approximately 66% or may decrease equity exposure to approximately 30%. Notwithstanding the guidelines, the Portfolio Construction Manager may elect to allocate fewer assets to equities when it believes it is advisable to do so. The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. Equity investments may be made across a range of capitalization size, industries and sectors. The underlying funds may also invest in REITs.

Conservative Portfolio: Seeks current income and preservation of capital. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in underlying funds that are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income, which may include bonds, floating-rate bank loans, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied market volatility, the Portfolio Construction Manager may increase equity exposure to approximately 51% or may decrease equity exposure to approximately 15%. Notwithstanding the guidelines, the Portfolio Construction Manager may elect to allocate fewer assets to equities when it believes it is advisable to do so. The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. Equity investments may be made across a range of capitalization size, industries and sectors. The underlying funds may also invest in REITs.

International Growth Portfolio: Seeks long term capital appreciation. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, primarily in underlying funds that invest in international (developed and emerging markets) equities, including global REITs. Equity investments may be made across a range of capitalization size, industries and sectors. These underlying funds generally expect to be invested in more than three different countries.

Money Market Portfolio: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal by investing in Transamerica Money Market Fund I2. The underlying fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests the underlying fund’s assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments include:

●	Short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities and repurchase agreements

●	Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

●	Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks.

The underlying fund may invest without limit in obligations of U.S. banks.

Bank obligations purchased for the underlying fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the underlying fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the underlying fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion total asset requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.

The underlying fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the underlying fund at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the underlying fund without the seller’s repurchase commitment. When the underlying fund enters into a repurchase agreement with collateral that it could not otherwise hold, the fund takes on additional credit and other risks. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the underlying fund.

As a money market fund, the underlying fund tries to maintain a share price of $1.00 (but there is no guarantee that it can do so), and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the underlying fund, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the underlying fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

General – All Sub-Account Investment Options

Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.

Each Sub-Account’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fortune V Separate Account without approval of Contract Owners. A change in the investment objective or policies of a Sub-Account may result in the Sub-Account having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.

Whenever a Sub-Account is requested to vote on a fundamental policy of a Fund, the Company will follow the procedures described later in this Prospectus under the section entitled “Voting Rights.”

It is not possible to predict the extent to which a Sub-Account will be invested in a particular underlying fund at any time. A Sub-Account may be a significant shareholder in certain underlying funds. The Portfolio Construction Manager, Morningstar Investment Management LLC, may change the Sub-Account’s asset allocations and underlying funds at any time without notice to Contract Owners and without shareholder approval.

Under adverse or unstable market, economic or political conditions, a Sub-Account may take temporary defensive positions in cash and short-term debt securities without limit.

Additional information regarding each Investment Option, including its (i) name, including (i) its name, (ii) its type or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the back of this Prospectus. See Appendix A: Investment Options Available Under the Contract. Further information regarding the Variable Account and the Investment Options, including management information, can also be found in this Prospectus. See “The Fortune V Separate Account and Universal Life Insurance Company,” Appendix A: Investment Options Available Under the Contract, and Appendix B: Additional Information About the Investment Options. The Variable Account does not disclose its portfolio securities to any person, other than in public filings in which portfolio securities are required to be disclosed.

Unsuitable for Short Term Trading

The Contracts are intended for long-term financial planning, and are, thus, unsuitable for short-term goals. Neither the Contracts described in this Prospectus, the Sub-Accounts, nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as “market-timing” or “short-term trading”). A Contract Owner who intends to use an active trading strategy should consult his/her registered representative and request information on other variable annuity contracts that offer segregated and separately-managed pools of assets or underlying mutual funds that are designed specifically to support active trading strategies. Universal Life discourages (and will take action to deter) short-term trading in this Contract because the frequent movement between or among Sub-Accounts may negatively impact other investors in the Contract. See “Transfers” in this Prospectus.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.

BENEFITS

NAME OF BENEFIT	PURPOSE	IS THE BENEFIT STANDARD OR OPTIONAL	MAXIMUM FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Standard Death Benefit	Guarantees your Beneficiaries will receive a Death Benefit at least equal to the greatest of: (i) your Contract Value; or (ii) the total of all purchase payments (less an adjustment for partial withdrawals)	Standard (automatically included with the Contract)	No additional charge	●	Partial withdrawals could significantly reduce the benefit possibly by an amount greater than the amount withdrawn.
One-Year Enhanced Death Benefit Option	Provides a Death Benefit equal to the higher of (i) the Standard Death Benefit, or (ii) the highest Contract Value on any Contract Anniversary prior to the Owner’s 86th birthday (less an adjustment for subsequent partial withdrawals, plus purchase payments received).	Optional	0.20% (as an annualized percentage of the Contract Value)	●	Available only at the time of Contract application.
				●	Available only to Contracts with an Owner age 70 or younger on the Date of Issue.
				●	The step-up applies only to Contract Value on Contract Anniversaries prior to the Owner’s 86th birthday
				●	Partial withdrawals could significantly reduce the benefit, possibly by an amount greater than the amount withdrawn.
Principal Protection Rider	Guarantees that your Contract Value will at least equal your Guaranteed Future Value, adjusted for partial withdrawals, regardless of the performance of the Sub-Accounts you select.	Optional	2.35% (as an annual percentage of the Guaranteed Future Value on rider anniversary)	●	No longer available for purchase.
				●	Guaranteed Future Value date is 13 or 15 years after you elect the rider.
				●	Partial withdrawals may reduce the Guaranteed Future Value, possibly by an amount greater than the amount withdrawn.
				●	Investment restrictions limit available Investment Options under the Contract.
				●	Cannot be combined with any other living benefit rider.
Income for Life Rider	Provide a specified annual percentage of the Total Withdrawal Base, regardless of the performance of the Sub-Accounts you select.	Optional	2.50% (as an annual percentage of the Total Withdrawal Base on rider anniversary)	●	No longer available for purchase.
				●	Excess withdrawals may significantly reduce the total withdrawal base.
				●	Investment restrictions limit available Investment Options under the Contract.
				●	Cannot be combined with any other living benefit rider.

STANDARD CONTRACT OWNER SERVICES (Automatically Available)

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Automatic Asset Rebalancing	Automatically rebalances your Contract Value (either quarterly, semi-annually, or annually) to maintain the percentage allocated to each Investment Option at a pre-set level.	None	●	Cannot be used with the Dollar Cost Averaging option.
			●	This program may not result in profit or protect Contract Owners from loss.
			●	Universal Life may discontinue this service at any time.
Dollar Cost Averaging	Automatically transfers a specific amount of money from any Sub-Account at set intervals (monthly, quarterly, semi-annually, or annually).	None	●	This program may not result in profit or protect Contract Owners from loss.
			●	Universal Life may discontinue this service at any time.
Systematic Withdrawals	Allows you to establish automatic partial withdrawals of $100 or more (on a monthly, quarterly, semi-annual, or annual basis).	None	●	Withdrawals may be subject to surrender charges.
			●	Withdrawals may be taxable and before age 59 ½, subject to tax penalties.
			●	Universal Life may discontinue this service at any time.

Death Benefit

The Contract Owner may elect either the Standard Death Benefit, which is available with the Contract at no additional charge, or the One-Year Enhanced Death Benefit Rider, which is offered under the Contract for an additional charge. If no election is made at the time of application, the Death Benefit will be the Standard Death Benefit.

If the Contract Annuitant (or Joint Annuitant) and the Owner are not the same person and such Contract Annuitant dies before the Annuitization Date, the “Death Benefit” section does not apply and contractual rights succeed in the following order:

(1)	If there is a surviving Joint Annuitant, he/she becomes the new Contract Annuitant;

(2)	If there is no surviving Joint Annuitant the Contract Owner can name a new Annuitant in accordance with applicable requirements of Puerto Rico laws.

Death of Contract Owner/Annuitant

Whether a party to the Contract has certain rights (including the right to receive the Death Benefit) depends on whether certain parties have been named and whether the Contract Owner and the Annuitant are the same person.

In the event of the death of any party to the Contract including, but not limited to, the Contract Owner (or any Joint Owner) and the Annuitant (or any Joint Annuitant), the rights of any remaining parties under the Contract and the heirs of the deceased party with respect to the Contract and payments there under will be subject at all times to the applicable inheritance laws of the Commonwealth of Puerto Rico, including those provisions relating to forced heirs. Any payments required to be made by Universal Life under the Contract (including payment of the Death Benefit) after the death of any party to the Contract will be made by Universal Life in accordance with the applicable inheritance laws of the Commonwealth of Puerto Rico, and any such payments will be processed after Universal Life shall have received proof of death and any legally required court of other documents involving the estate of the deceased party to the Contract. Contract Owners are urged to consult their legal adviser to discuss any implications that Puerto Rico inheritance laws may have with respect to other parties to the Contract and with respect to the prospective heirs of such Contract Owner.

If a Contract Owner (including a Joint Owner) who is also the Annuitant dies before the Annuitization Date, a Death Benefit is payable to the surviving Joint Owner.

If there is no surviving Joint Owner, the Death Benefit is payable to the Beneficiary. Multiple Beneficiaries will share the Death Benefit equally unless otherwise specified.

If no Beneficiaries survive the Contract Owner/Annuitant, the Contingent Beneficiary receives the Death Benefit. Multiple Contingent Beneficiaries will share the Death Benefit equally unless otherwise specified.

If no Contingent Beneficiaries survive the Contract Owner/Annuitant, the last surviving Contract Owner’s estate will receive the Death Benefit.

If the Contract Owner/Annuitant dies after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death Benefit Payment

The recipient of the Death Benefit may elect to receive the Death Benefit:

(1)	in a lump sum;

(2)	as an annuity for life (or for life expectancy);

(3)	in a 5 year Settlement Contract; or

(4)	in any other manner permitted by law and approved by Universal Life.

The Death Benefit Option selected will not impact the calculation of the Death Benefit.

Universal Life will pay (or will begin to pay) the Death Benefit within 30 days of receiving proof of death, instructions as to the payment of the Death Benefit and any other documents that may be required by Universal Life and/or under applicable Puerto Rico laws in good order.

Standard Death Benefit

If the Owner dies prior to the Annuitization Date and the total of all purchase payments made to the Contract is less than or equal to $3,000,000, the Standard Death Benefit will be the greatest of:

(1)	the Contract Value; or

(2)	the total of all purchase payments, less an adjustment for partial withdrawals.

The adjustment for amounts withdrawn will reduce the total of all purchase payments in the same proportion that the Contract Value was reduced on the date(s) of the partial withdrawal(s).

Standard Death Benefit Example 1:

a)	Total purchase payments = $100,000

b)	Contract Value at time of death = $80,000

c)	Contract Value before amounts withdrawn $83,000

d)	Amounts withdrawn = $10,000

e)	Amounts withdrawn in % = 12.04%

f)	Death Benefit adjusted by 12.04%; the same proportion that the Contract Value was adjusted for when the partial withdrawal(s) took place.

Death Benefit Amount = $87,960

Calculation for Standard Death Benefit:

●	Amounts withdrawn / Contract Value before amounts withdrawn = $10,000 / $83,000 = 12.04%

●	Total purchase payments – Proportion of adjustment = $100,000 – 12.04% = $87,960

If the Owner dies prior to the Annuitization Date and the total of all purchase payments made to the Contract is greater than $3,000,000, the Standard Death Benefit will be determined using the following formula:

A x F + B (1 - F), where

A = the greatest of:

(1)	the Contract Value; or

(2)	the total of all purchase payments, less an adjustment for partial withdrawals.

The adjustment for amounts withdrawn will reduce the total of all purchase payments in the same proportion that the Contract Value was reduced on the date(s) of the partial withdrawal(s).

B = the Contract Value; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the Contract.

Standard Death Benefit Example 2:

a)	Total purchase payments = $4,000,000

b)	Contract Value at time of death = $3,800,000

c)	Contract Value before amounts withdrawn $3,830,000

d)	Amounts withdrawn = $170,000

e)	Amounts withdrawn in % = 4.44%

f)	Death Benefit adjusted by 4.44%; the same proportion that the Contract Value was adjusted for when the partial withdrawal(s) took place.

Death Benefit Amount = $3,822,400

Calculation for Standard Death Benefit:

●	Amount withdrawn / Contract Value before amounts withdrawn = $170,000 / $3,830,000 = 4.44%

●	Total purchase payments – Proportion of adjustment = $4,000,000 – 4.44% = $3,822,400.

Calculation for ratio on Contracts over $3,000,000:

●	Standard Death Benefit x ratio of $3,000,000 to total of all purchase payments + Contract Value x (1- ratio of $3,000,000 to total of all purchase payments) = 3,822,400 x 0.75 + $3,800,000 x (1 - 0.75) = $3,816,800

One-Year Enhanced Death Benefit Option

Only at issue for an additional charge equal to an annualized rate of 0.20% of the daily net assets of the Variable Account, an applicant can purchase the One-Year Enhanced Death Benefit Option. This option is only available to Contracts with Owners age 70 or younger on the Date of Issue.

If the Owner dies prior to the Annuitization Date and the total of all purchase payments made to the Contract is less than or equal to $3,000,000, the Death Benefit will be the greatest of:

(1)	the Contract Value;

(2)	the total of all purchase payments, less an adjustment for partial withdrawals; or

(3)	The stepped-up Death Benefit value, which is equal to the highest Contract Value on any Contract Anniversary prior to the Owner’s 86th birthday, less an adjustment for amounts subsequently withdrawn, plus purchase payments received after that Contract Anniversary.

The adjustment for amounts withdrawn will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial withdrawal(s).

One-Year Enhanced Death Benefit Example 1:

a)	Total purchase payments = $100,000

b)	Contract Value at time of death = $80,000

c)	Contract Value before amounts withdrawn = $83,000

d)	Highest Anniversary Value = $120,000

e)	Amounts withdrawn = $10,000

f)	Amounts withdrawn in % = 12.04%

g)	Death Benefit adjusted by 12.04%; the same proportion that the Contract Value was adjusted for when the partial withdrawal(s) took place.

Death Benefit after adjustment of Highest Anniversary Value = $105,552

Calculation:

●	Amounts withdrawn / Contract Value before amounts withdrawn = $10,000 / $83,000 = 12.04%

●	Highest Anniversary Value – Proportion of adjustment = $120,000 – 12.04% = $105,552

If Universal Life does not receive all information necessary to pay the Death Benefit within one year of the Owner death, the Death Benefit will be the greater of (1) or (2) above.

If the Owner dies prior to the Annuitization Date and the total of all purchase payments made to the Contract is greater than $3,000,000, the Death Benefit will be determined using the following formula:

A x F + B (1 - F), where

A = the greatest of:

(1)	the Contract Value;

(2)	the total of all purchase payments, less an adjustment for amounts withdrawn; or

(3)	the highest Contract Value on any Contract Anniversary prior to the Owner’s 86th birthday, less an adjustment for amounts subsequently withdrawn, plus purchase payments received after that Contract Anniversary.

The adjustment for amounts withdrawn will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial withdrawal(s).

If Universal Life does not receive all information necessary to pay the Death Benefit within one year of the Owner’s death, the calculation for A above will be the greater of (1) or (2) above.

B = the Contract Value; and

F = the ratio of $3,000,000 to the total of all purchase payments made to the Contract.

One-Year Enhanced Death Benefit Example 2:

a)	Total purchase payments = $4,000,000

b)	Contract Value at time of death = $3,800,000

c)	Contract Value before amounts withdrawn = $3,830,000

d)	Highest Anniversary Value = $4,200,000

e)	Amounts withdrawn = $170,000

f)	Amounts withdrawn in % = 4.44%

g)	Death Benefit adjusted by 4.44%; the same proportion that the Contract Value was adjusted for when the partial withdrawal(s) took place.

Death Benefit after adjustment of highest Anniversary Value = $4,013,520

Calculation for Enhanced Death Benefit:

●	Amounts withdrawn / Contract Value before amounts withdrawn = $170,000 / $3,830,000 = 4.44%

●	Highest Anniversary Value – Proportion of adjustment = $4,200,000 – 4.44% = $4,013,520

Calculation for ratio on Contracts over $3,000,000:

●	Enhanced Death Benefit x ratio of $3,000,000 to total of all purchase payments + Contract Value x (1-ratio of $3,000,000 to total of all purchase payments) = 4,013,520 x 0.75 + $3,800,000 x (1-0.75) = $3,960,140

Optional Benefit Riders

Liquidity Rider

This optional rider reduces the number of years each purchase payment is subject to Surrender Charges. This rider is an available addition to the Class B share (effectively changing it to Class L share contracts), therefore reducing the surrender period from nine to four years. You can only elect this rider at the time you purchase the Contract, and its selection is irrevocable.

Rider Fee. There is an extra charge for this rider, which is included as a part of the Contract Variable Account Charge. A rider fee equal to an effective annual rate of 0.35% of the daily Net Asset Value in the Variable Account is deducted in calculating the Accumulation Unit Values (increasing the Variable Account Charge from 1.40% to 1.75%). The rider fee is charged prior to Annuitization.

For Contracts sold between November 1st, 2011 and July 31st, 2013, the rider fee for the optional Liquidity Rider was 0.10% (instead of the current 0.35%).

Example: Assume that you make an initial premium payment of $100,000, and make no partial withdrawals or subsequent premiums, and that after four full years, your contract value has declined to $89,000 (due to negative investment performance and deduction of charges).

If you surrender your contract in the fifth year, and you DO NOT have the Liquidity Rider, you would be charged a surrender charge of $5,000 ($100,000 x 5%).

But if you surrender your contract in the fifth year, and you DO have the Liquidity Rider, your surrender charge would be zero.

Living Benefit Riders

The following optional benefit riders were formerly available for Contracts issued prior to April 1st, 2021: the Principal Protection Rider and the Income for Life Rider. You may have elected to purchase Principal Protection Rider Option A or Option B; or Income for Life Rider Option A or Option B. The Living Benefits Riders were available only at inception. These riders, described more fully below, are no longer available for purchase.

Principal Protection Rider

We guarantee the future value described below regardless of the performance of the Sub-Accounts you select.

Guaranteed Future Value. We guarantee that, on the Guaranteed Future Value Date (15 years after you elect the rider for Option A and 13 years after you elect the rider for Option B), your Contract Value will at least equal your Guaranteed Future Value adjusted for withdrawals. The Guaranteed Future Value on the rider date (i.e., the date the rider is added to the Contract) is the cumulative premiums during the first 6 months after Contract issue. If the Contract Value is less than the Guaranteed Future Value on the Guaranteed Value Date, we will add an amount equal to the difference to your Contract Value. After the Guaranteed Future Value Date, the Principal Protection Rider terminates.

Example. Assume that you make a $100,000 premium and elect the Principal Protection Rider with Option A in your application, and that you make no partial withdrawals or additional premium payments, so your Guaranteed Future Value is $100,000.

Also assume that after fifteen years (on your Guaranteed Future Value Date) your contract value has declined to $78,000 (due to negative investment performance and deduction of charges).

On your Guaranteed Future Value Date, we will add $22,000 to your contract value (to bring it up to $100,000) and the Rider then terminates.

Rider Fee. A rider fee of 0.95% for Option A Principal Protection 15 and 1.35% for Option B Principal Protection 13, as an annual percentage of the Guaranteed Future Value on the rider anniversary, is deducted on each rider anniversary for the Guaranteed Future Value and upon rider termination.

There is a pro-rata deduction for any off-anniversary surrenders. Subject to market conditions, the Company may increase the rider fee percentage up to 1.00% more than the original fee, so that a rider fee of 1.95% would be deducted for Option A, and 2.35% would be deducted for Option B.

The Contract Owner can revoke the rider after 30 days if the rider fee is increased by more than 0.75%.

After the rider date and before the Guaranteed Future Value Date, the Guaranteed Vulture value is equal to:

●	the guaranteed future value on the rider date; less

●	subsequent adjusted partial withdrawals (as described below).

After the Guaranteed Future Value Date, the Guaranteed Future Value Equals Zero.

Guaranteed Future Value Adjusted for Partial Withdrawals. If you take a partial withdrawal, it will reduce your Guaranteed Future Value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:

1)	the Gross Partial Withdrawal amount; or

2)	the result of (A divided by B), multiplied by C, where:

A.	is the amount of Gross Partial Withdrawal;

B.	the Contract Value immediately prior to the Gross Partial Withdrawal; and

C.	is the Guaranteed Future Value immediately prior to the Gross Partial Withdrawal.

In other words, if your Contract Value is greater than the Guaranteed Future Value at the time you make a partial withdrawal, then your Guaranteed Future Value is reduced by the same amount we reduce your Contract Value. However, if your Contract Value is less than the Guaranteed Future Value at the time you make a partial withdrawal, then your Guaranteed Future Value will be reduced by more than the amount we reduce your Contract Value.

Available Sub-Account Choices. Conservative Asset Allocation Portfolio, Moderate Asset Allocation Portfolio, and Money Market Portfolio are available investment options in the Principal Protection Rider.

The Principal Protection Rider cannot be combined with the Income for Life Rider.

Please note: You do not have any protection under the Principal Protection Rider unless you hold the Contract with the rider for fifteen (15) years for Option A or thirteen (13) years for Option B. If you think that you may terminate the Contract or elect to start receiving annuity payments (or if you must begin taking required minimum distributions) before the Guaranteed Future Value Date, electing the rider may not be in your best interests.

Income for Life Rider

If you elected the Income for Life Rider we will provide a specified annual percentage of the Total Withdrawal Base regardless of the performance of the Sub-Accounts you select.

Total Withdrawal Base (“TWB”). The Total Withdrawal Base is used to calculate the Maximum Annual Withdrawal Amount (“MAWA”). At rider inception, the initial TWB is equal to the Contract Value. Thereafter, the TWB is increased by subsequent premium payments, growth and automatic step-ups and reduced for excess withdrawals. The automatic step-up and the growth features do not affect the Contract Value. These features only affect the Total Withdrawal Base.

On each rider anniversary, the TWB will be set to the greatest of:

1)	The current TWB

2)	The Contract Value on the rider anniversary;

3)	The current TWB immediately prior to anniversary processing multiplied by the Growth Factor.

The Growth Factor is 1.05 for the first 10 rider years and 1.03 thereafter.

Item 3 is set to zero after the latest of 10 rider years or actual age 59.

Item 3 is set to zero if there have been any withdrawals in the current rider year.

If the largest value is 2 above, the rider will be deemed to have a “step-up”. If the largest value above is 1) the Contract did not “step-up”.

On Item 3, the 5% or 3% growth is only credited to the TWB on the rider anniversary if no withdrawal is taken during the year. There is not an adjustment or credit for partial years of interest.

Rider Fee. For Option A. Income for Life Conservative, a rider fee of 1.15% is deducted on each rider anniversary as a percentage of the Total Withdrawal Base, and for Option B. Income for Life Moderate, a rider fee of 1.50% is deducted. There is a pro-rata deduction for any off-anniversary surrenders subject to market conditions. The Company reserves the right to increase the rider fee by 1.00%, to 2.15% and 2.50%, respectively.

The annual rider fee is based on the TWB on the rider anniversary immediately before any automatic step-up or growth is applied. A pro-rated rider fee assessed at Contract surrender is based on the TWB at the time of the surrender and the number of days since the prior rider anniversary. Subject to market conditions, Universal Life may increase the rider fee percentage up to 1.00% more than original fee. The rider fee will be for Contract life. The rider is revocable if the Company increases fee percentage by more than 0.75%.

You have the right to reject an automatic step-up within 30 days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us; however, you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentage will also be reversed.

The Income for Life Rider cannot be combined with the Principal Protection Rider.

Maximum Annual Withdrawal Amounts (“MAWA”). The MAWA is the maximum amount that can be withdrawn in a rider year without reducing the TWB. On each rider anniversary the MAWA is the withdrawal percentage multiplied by the TWB. The MAWA is not prorated in the first rider year. The MAWA for the upcoming year is calculated after the TWB is recalculated on the rider anniversary. This is also the benefit amount paid if the Contract Value is exhausted.

If additional premium payments are applied after the rider date, the TWB is increased by the amount of the premium and the MAWA will be recalculated on the date the premium is applied.

Excess Withdrawals. Partial withdrawals that are less than or equal to the MAWA will not reduce the Total Withdrawal Base. Excess withdrawals occur when the sum of gross withdrawals in a rider year exceed the MAWA. Any withdrawal taken before the rider anniversary immediately following the Annuitant’s 59th birthday is considered an excess withdrawal.

Excess withdrawals will reduce the total withdrawal base by the TWB Adjustment. The TWB Adjustment is the greater of 1 and 2, where:

1)	is the excess gross withdrawal amount; and

2)	is A divided by B and multiplied by C

A.	The excess withdrawal

B.	The Contract Value after the MAWA has been withdrawn but prior the excess withdrawal

C.	The Total Withdrawal Base prior to the withdrawal

Withdrawal Percentages. The Withdrawal Percentage is initially locked in at the time of the first withdrawal if the withdrawal occurs following the first rider anniversary after attainment of actual age 59. The Withdrawal Percentage is not recalculated at the time of an automatic step-up. This percentage will be zero until the rider anniversary following the Annuitant’s 59th birthday. The Withdrawal Percentages are:

Age	Single Life Withdrawal Percentage
0 - 59	0.00%
60 - 64	4.00%
65 and higher	5.00%

Ages are determined using the actual age (the age attained at last birthday) at the most recent Contract Anniversary.

Rider Termination. This rider may terminate if the base Contract is terminated or if the rider is assigned without our consent.

Misstatement of Age provision. If a misstatement of age causes incorrect payments to be made, the TWB and MAWA will be adjusted to their correct values based on the actual age.

Available Sub-Account Choices.

Option A. Income for Life Conservative Rider has available the following investment options: Conservative Asset Allocation, Moderate Asset Allocation and Money Market Portfolio.

Option B. Income for Life Moderate Rider has available the following investment options: Conservative Asset Allocation, Moderate Asset Allocation, and Money Market Portfolio. At our discretion, we may make changes to the Sub-Account options available under the Income for Life Riders.

Example:

Assume that you purchase the contract at age 50, and you make a $100,000 initial premium payment, and that you make no partial withdrawals or subsequent premium payments.

Also assume that after 15 years, at age 65, your contract value has declined to $78,000 (due to negative investment performance and deduction of charges). At that time, your TWB will equal $162,889.46 ($100,000 increased by the Growth Factor of 1.05 for the first ten years, and zero thereafter).

At age 65, the MAWA (for a single life) is $8,144.47 (the Withdrawal Percentage of 5.00 % times the TWB of $162,889.46).

Contract Owner Services

Asset Rebalancing

“Asset Rebalancing” is the automatic reallocation of Contract Value in the Sub-Accounts to a predetermined percentage. Requests for Asset Rebalancing must be on a Universal Life-approved form.

Asset Rebalancing occurs monthly, quarterly, semi-annually, or annually, or any frequency permitted by Universal Life. If the last day of the period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, Asset Rebalancing will occur on the next business day. Each Asset Rebalancing reallocation is considered a transfer event and counts towards the twenty (20) free transfers each calendar year (or 11 transfers in 2 consecutive calendar quarters). Contract Owners should consult a financial adviser to discuss the use of Asset Rebalancing. Universal Life reserves the right to suspend or discontinue offering the Asset Rebalancing program. Universal Life does not guarantee that this program will result in profit or protect Contract Owners from loss.

Dollar Cost Averaging

“Dollar Cost Averaging” is a transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount or percentage from certain Sub-Accounts into other Sub-Accounts. Universal Life does not guarantee that this program will result in profit or protect Contract Owners from loss.

Contract Owners direct Universal Life to automatically transfer specified amounts or percentages between Sub-Accounts. Transfers occur monthly or on another frequency if permitted by Universal Life. Dollar Cost Averaging transfers are not considered transfer events and do not count towards the quarterly and annual transfer event limits previously discussed. Universal Life will process transfers until either the value in the originating Investment Option is exhausted, or the Contract Owner instructs Universal Life in writing to stop the transfers.

Universal Life reserves the right to suspend or discontinue offering a Dollar Cost Averaging program. Universal Life does not guarantee that this program will result in profit or protect Contract Owners from loss.

Systematic Withdrawals

The Contract Owner may elect, on a form provided by Universal Life, to take systematic withdrawals of $100 or more on a monthly, quarterly, semi-annual or annual basis. Universal Life will process the withdrawals on a pro-rata basis from each Sub-Account of the Variable Account unless instructed otherwise. Systematic withdrawals may be subject to surrender charges, taxes, and tax penalties if the withdrawal is taken before the age of 59½.

Unless the Contract Owner has made an irrevocable election of withdrawals of substantially equal periodic payments, the systematic withdrawals may be modified at any time by written notification to Universal Life. Universal Life may discontinue prospective systematic withdrawal programs.

Management of the Variable Account

The management of the Variable Account’s business and affairs is the responsibility of the Board of Directors of Fortune V Separate Account (the “Board”). Universal Life initially established the three-member Board and has delegated certain responsibilities for the operation of the Variable Account to the Board. A majority of the members of the Board are non-interested persons of Universal Life as defined in Section 2(a)(19) of the 1940 Act.

Universal Financial Services (UFS), located at Metro Office Park, Street 1, Lot 10, 3rd Floor, serves as the investment adviser contracted by Fortune V Separate Account to oversee the operations and investment management of the Sub-Accounts, to choose different investment alternatives for the Variable Account, and to oversee and review the investment objectives and policies and investment performance of each Sub-Account. UFS is a registered investment adviser and an affiliate of Universal Life (Universal Financial Services and Universal Life are both wholly owned subsidiaries of Universal Group, Inc.). UFS has approximately $515 million in assets under management as of December 31, 2021.

A discussion regarding the basis for the Board approving the investment advisory agreement of the Variable Account is available in the Variable Account’s semi-annual report to shareholders, for the period ending on June 30, 2021. Pursuant to such investment advisory agreement UFS charges a fee to the Sub-Accounts of 0.35% of the value of the assets of the Sub-Accounts.

The portfolio managers of UFS oversee the Portfolio Construction Managers and compliance with the investment objectives and policies of each Investment Option. The portfolio managers of Universal Financial Services are:

●	Jose C. Benitez Ulmer – President of Universal Life Insurance Company and Universal Financial Services (2006). Previously, Senior Account Manager, Manulife Financial.

The Fortune V Separate Account has selected Morningstar Investment Management, LLC1 (Morningstar) as the Portfolio Construction Manager to serve as asset allocation consultant in connection with the management of the Sub-Accounts with the exception of the Money Market Portfolio. Morningstar serves as a Portfolio Construction Manager and, as such, provides asset allocation and underlying fund selection services

Morningstar is a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. Morningstar has approximately $47.1 billion in assets under management as of December 31, 2021.

The Portfolio Construction Managers for the Fortune V Separate Account are:

●	Dan McNeela, CFA, joined Morningstar, Inc. in 2000 as a manager research analyst, and served as associate director of fund analysis and editor of Morningstar Mutual Funds before joining Morningstar in 2006.

●	Michael Stout is a portfolio manager within Morningstar’s Investment Management Group and a member of the Asset Allocation Committee. He focuses on asset-allocation strategies employing mutual funds and ETFs, and co-manages two mutual funds at the firm. Mike was an original member of the Morningstar Investment Management Group’s predecessor organization in 1998.

●	Dominic Pappalardo is a Senior Client Portfolio Manager within Morningstar’s Investment Management Group. Mr. Pappalardo has oversight responsibilities for managing the Client Portfolio Management team which delivers customized solutions for institutional and third-party platform clients. Prior to joining Morningstar in 2020, he spent 19 years working in all aspects of fixed income portfolio management at McDonnell Investment Management, an affiliate of Natixis Investment Managers.

[1]	Morningstar Investment Management, LLC serves as a Portfolio Construction Manager and, as such, provides asset allocation and underlying fund selection services. Neither Morningstar, Inc., nor Morningstar Investment Management, LLC endorses the portfolio managers or sub-advisers of the underlying mutual funds. Morningstar Investment Management, LLC fund selections for each Sub-Account are selected from among those funds offered by the Variable Account. Morningstar Investment Management, LLC strongly encourages you to obtain and review the prospectuses of the underlying mutual funds prior to making an investment decision.

The Asset Allocation Portfolios (The five Sub-Accounts other than the Money Market Portfolio) pay the Portfolio Construction Manager a fee at the annual rate of 0.10% of the value of the assets of the applicable Sub-Accounts. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Variable Account.

Portfolio Construction Process

The portfolio construction process begins with the essential investment goals and risk expectations for each portfolio. The Portfolio Construction Manager follows an investment approach that it believes will meet those goals and expectations. Asset allocation and broad diversification are key principles embedded in the portfolio construction. The Portfolio Construction Manager also aims to select underlying funds managed by talented investment managers, and endeavors to combine them in a way so that certain investment managers’ styles complement those of other investment managers.

The experienced investment professionals of the Portfolio Construction Manager oversee the entire process, working to understand the investment objectives, tailoring an asset allocation targeted to the portfolios’ expected performance profiles, selecting investment managers that work well in combination with one another, and monitoring the portfolios of the Sub-Accounts on an ongoing basis.

Asset Allocation

Asset allocation within the portfolios is based on the Portfolio Construction Manager’s judgment regarding the balance between appropriate diversification and relative value among the various asset classes represented in the portfolios. The Portfolio Construction Manager regularly gauges the relative value of the different asset classes, as well as their fundamentals and valuation-implied expected returns over the medium term. While the portfolios will normally be broadly diversified across asset classes and investment styles, the Portfolio Construction Manager “We” or “Our”) will often overweight and underweight asset classes based on relative value. Morningstar Investment Management LLC’s asset-allocation decisions are informed through the research conducted by Morningstar’s Investment Management group’s global team of investment professionals. In-depth research into the various asset classes, by teams specializing in those asset classes, also factor into the inputs of an asset-allocation valuation tool we use to help us surface investment ideas. Based on fundamental inputs coming from our broader asset-class research, that tool outputs estimated fair values and estimated “valuation-implied returns” (“VIRs”) for some 200 equity and 150 fixed-income asset classes. These estimates assume a 10-year timeframe for valuation and profitability levels to revert to normal levels (they also incorporate various other fundamentals). Likewise, the return estimates are for a 10-year period. These return estimates (VIRs) are theoretical in nature, and are not taken at face value. Instead, we focus on the relativities among the VIRs, and how they’ve shifted over time, to highlight whether any particular asset classes are looking noticeably more or less attractive than others, or noticeably more or less attractive than usual, based on this particular metric. We incorporate that information into our decisions about where to prioritize our fundamental research at a different points in time. The VIR framework is not a quantitative system that drives our investing decisions. Instead it is an idea-generation tool—among other idea sources—that helps us identify potential opportunities for further research and analysis. Ultimately, all portfolio decisions are made qualitatively by the portfolio managers, based on fundamental asset-class research conducted by our worldwide team of analysts and portfolio managers.

Selecting Investments

The Portfolio Construction Manager selects underlying funds from the mutual-fund platform maintained by Transamerica Asset Management (“TAM”). A list of the mutual funds currently included in that platform is available in Appendix B: Additional Information About the Investment Options. TAM often solicits the input of the Portfolio Construction Manager when adding and removing funds from its platform, but TAM ultimately makes the final decision on the platform’s makeup. Portfolio managers are evaluated not just on performance and managerial skill, but on their stylistic characteristics relative to other managers on the platform and their typical performance patterns relative to the other managers. The ultimate goal is to own a mix of funds that are both good-performing members of their categories and a good fit with other funds in the portfolio.

Ongoing Monitoring: Ensuring that the Sub-Accounts Remain on Track

The Portfolio Construction Manager continually monitors the Sub-Accounts’ portfolio characteristics, risks, and performance behavior, and also continually evaluates the underlying mutual funds owned in the portfolios. The Portfolio Construction Manager monitors the portfolios’ asset-class weightings and fund exposures on a daily basis, comparing the actual allocations to the desired allocations. The Portfolio Construction Manager rebalances and/or reallocates the portfolios as it deems necessary; it also allocates daily cash inflows and outflows in a way that helps keep the portfolios near their desired asset-class mixes.

Voting Rights

Contract Owners have certain voting rights with respect to the Fortune V Separate Account. In certain circumstances, Contract Owners may possibly have the opportunity to vote with respect to (1) the election of the Variable Account’s Board of Directors, (2) the investment advisory and investment sub-advisory contracts for the Variable Account’s Sub-Accounts, (3) the appointment of the independent auditor for the Variable Account, (3) certain changes in fundamental investment policies, and (4) certain other matters, such as important changes in the Rule 12b-1 Distribution Financing Plan and the Rule 18f-3 Multi-Class Plan. However, it is not anticipated that there will be annual or other regular opportunities for Contract Owners to elect directors or vote on any other matters; there is no plan or intention to ever have a vote of Contract Owners unless a vote is required by the Investment Company Act of 1940 or SEC regulations thereunder (or other applicable law). If there is a vote of Contract Owners, each Contract Owner’s number of votes will be based on their Contract Value.

Charges and Deductions

Surrender Charge (Contingent Deferred Sales Charge)

A charge is deducted for certain ‘early’ surrenders and partial withdrawals of Contract Value. This surrender charge (Contingent Deferred Sales Charge, or “CDSC”) is based on the number of years that have elapsed since each purchase payment being withdrawn, and depends on the Class of Contract that you selected at issue. The surrender charge is calculated by multiplying the applicable surrender charge percentage (noted below) by the amount of premium payments withdrawn or surrendered. For purposes of calculating the surrender charge, withdrawals are considered to come first from the oldest premium payment made to the Contract, then the next oldest premium payment, and so forth (“First In; First Out”). Earnings on surrendered or withdrawn purchase payments are not considered until all purchase payments are withdrawn.

The following are the surrender charge percentages:

B Share Universal VIA CDSC Schedule
Years Since Premium Payment	1	2	3	4	5	6	7	8	9
Percentage of Premium Payment Withdrawn	8%	8%	7%	6%	5%	4%	3%	2%	1%

L Share Universal VIA w/ Liquidity Rider CDSC Schedule
Years Since Premium Payment	1	2	3	4
Percentage of Premium Payment Withdrawn	8%	8%	7%	6%

C Share Universal VIA Select CDSC Schedule
Years Since Premium Payment	ALL
Percentage of Premium Payment Withdrawn	0%

Please note that since the surrender charge is a percentage of the applicable premium, it can be more than the specified percentage of the amount withdrawn. For example, if you purchase a B or L share Contract with a single premium payment of $10,000, and negative investment performance reduces the Contract Value to $7,000 in the first year and you completely surrender the Contract at that time, the surrender charge would be $800 (8% of the $10,000 premium payment surrendered).

Allocation of Surrender Charge: The CDSC is allocated in accordance by instructions provided by the contract owner. The Contract Owner may elect, on a form provided by Universal Life, to take systematic Surrenders of $100 or more on a monthly, quarterly, semi-annual or annual basis. Universal Life will process the Surrenders on a pro-rata basis from each Sub-Account of the Variable Account unless instructed otherwise.

CDSC Waivers and Reductions. Universal Life will waive or reduce the surrender charge for the following surrenders or partial withdrawals:

1.	CDSC Free Partial Withdrawal Amount (“Free Amount”) – Each Contract Year (beginning with the Date of Issue) you may withdraw, without a surrender charge, an amount equal to the greater of (a) 15% of the net difference between the purchase payments still subject to the surrender charge, less purchase payments that have been withdrawn and that were subject to the surrender charge, or (b) the amount required to meet minimum distribution requirements under the US Internal Revenue Code. This is known as the Free Amount.

The CDSC Free Partial Withdrawal privilege is non-cumulative, meaning that any part of the Free Amount not taken in a given year cannot be carried over and added to the available Free Amount in any subsequent years.

The Free Amount only applies to partial withdrawals; if the Contract is surrendered the surrender charge will apply to all purchase payments surrendered. For this purpose, (a) withdrawal of 90% or more of the Contract Value is deemed to be a surrender; and (b) a withdrawal of the entire Surrender Value in multiple partial withdrawals in any one Contract Year is deemed to be a surrender. The Free Amount does not apply to these surrenders.

2.	Death Benefit Payments – A surrender charge is not charged on payment of the Death Benefit if the annuitant dies before the Annuitization Date. However, if the Contract is continued and purchase payments are made after the death of the Annuitant, then a surrender charge will apply to those purchase payments.

3.	Annuity Payments – A surrender charge is not applied to amounts applied to an annuity payment option.

4.	Certain Contract Exchanges – Universal Life may decide not to charge a surrender charge if the Contract is surrendered in exchange for another annuity contract issued by Universal Life or one of its affiliated insurance companies. Please note that a surrender charge may apply to the new contract received in exchange. Universal Life may reduce the surrender charge on the Contract if another contract issued by Universal Life or one of its affiliates is exchanged for the Contract.

5.	Long-Term Care – A surrender charge will not be charged if the Contract Owner (or Annuitant if the Contract Owner is not a natural person) is confined to a Long Term Care Facility or Hospital (both as defined in the Contract) for a continuous period of 90 days or more at any time after the third Contract Anniversary. If there is a Joint Owner, a surrender charge will not be charged if either Joint Owner meets the preceding requirements. A request to waive a surrender charge under this provision must be received while the Owner or Annuitant is confined to the Long Term Care Facility or within 90 days after confinement ends.

6.	Terminal Illness – A surrender charge will not be charged if the Contract Owner (or a Joint Owner or Annuitant if the Contract Owner is not a natural person) is diagnosed by a physician (who is not a party to the Contract nor an immediate family member of a party to the Contract) with a Terminal Illness at any time after the Date of Issue. To be considered a “Terminal Illness,” death must be expected within 12 months of the diagnosis.

Variable Account Charge

The Variable Account Charge compensates Universal Life for administrative and distribution expenses, as well as expenses associated with issuing, distributing, and maintaining the Contracts, and also for assuming certain administrative, expense, and mortality and insurance risks in connection with the Contract. Universal Life also intends to profit from this charge.

The Variable Account Charge is a percentage of the Contract Value and varies according to the Contract Class you choose. On an annualized basis, the Variable Account Charge is as follows:

Contract Class	Variable Account Charge	Surrender Charge Period
Universal VIA – Class B	1.40%	9 years
Universal VIA w/Liquidity Rider – Class L	1.75%	4 years
Universal VIA Select – Class C	1.95%	No surrender charge

As indicated above, the higher Variable Account Charges correspond to a shorter surrender charge period. The Universal VIA (Class B) Contract has a nine year surrender charge period and a 1.40% Variable Account Charge; The Universal VIA w/Liquidity Rider (Class L) Contract has a four year surrender charge period and a 1.75% Variable Account Charge; and the Universal VIA Select (Class C) Contract has no surrender charge and a 1.95% Variable Account Charge.

The Contract type or class must be selected at issue (when you buy the Contract) and cannot be changed. Holding the Class L and Class C share Contracts for an extended period will cost more than holding the Class B Contracts, and the higher cost of the L share and C share Contracts does not stop at the end of the surrender charge period, but continues as long as you own the Contract (before you begin receiving annuity payments).

Universal Life deducts this charge from the Variable Account each business day based on the value of the Variable Account assets. If the Variable Account Charge is insufficient to cover actual expenses (including annuity payments and Death Benefits), the loss is borne by Universal Life. Universal Life expects to profit from this charge.

For Contracts sold before November 1st, 2011, the Variable Account Charge for the Universal VIA – Class B Contracts was 1.65%, instead of the current 1.40%.

The Fortune V “Rule 12b-1 Plan”

As explained above, in the Fortune V Separate Account, the L Share and C Share Classes, as compared to the base B Share Class, have shorter surrender charge periods and higher Variable Account Charges.

The higher Variable Account Charges for the L share and C share Contracts (the amount by which the 1.75% and 1.95% Variable Account Charges exceed the 1.40% charge) come out of the Variable Account’s assets and compensate the Company for the lower revenue expected to be derived from the surrender charge. Amounts derived from the Variable Account Charges become part of the company’s general assets, and the Company uses its assets to pay expenses associated with the distribution of the Contracts (including marketing expenses, commissions and other compensation paid to dealers, prospectus preparation and delivery, etc.). Therefore, some or all of the higher Variable Account Charge may be deemed to be directly or indirectly financing sales or distribution activity out of the Variable Account’s assets.

Accordingly, the amount of the Variable Account Charge for the L Share and C Share Contracts that exceeds the base Variable Account Charge for the B Share Contracts might be viewed as using Variable Account assets to finance distribution of the Contracts. This could result in the Account being deemed to be acting as a distributor of the Contracts in violation of Rule 12b-1 under the 1940 Act, unless the Variable Account adopts a “Plan” pursuant to Rule 12b-1.

Therefore, in 2021 the Fortune V Separate Account adopted a “Rule 12b-1 Plan,” to ensure compliance with Section 12(b) of the Investment Company Act of 1940. The Rule 12b-1 Plan does not increase, decrease, or otherwise change any of the fees and charges deducted under the Contracts or from the Variable Account; and the Plan does not add to, delete from, or otherwise change the services provided to the Variable Account by the Company or by Universal Financial Services, Inc. (“UFS,” the investment adviser contracted to manage the Sub-Accounts and the distributor or principal underwriter of the Contracts). The Plan authorizes and approves the current charges and all related activity of the Company and UFS. The Plan does not change the rights or benefits of Contract Owners; the Plan merely reflects the on-going operations of the Variable Account and the current terms and provisions of the Contracts. The Plan does not amend, revise, or alter the Contracts in any way. Additional information regarding the Rule 12b-1 Plan is in the Statement of Additional Information.

Puerto Rico Tax Charge

Universal Life deducts on an annual basis from each Variable Account a Puerto Rico tax equal to 0.10% of the Net Asset Value of the Variable Account as of December 31 of each calendar year. This Puerto Rico tax is payable by Universal Life to the Puerto Rico Treasury Department pursuant to Section 1023.01 of the P.R. Code.

Investment Management and Portfolio Construction Manager Fees

As discussed above, all six Sub-Accounts pay UFS an annual investment management fee of 0.35% of the value of the assets of the Sub-Accounts. In addition, the five Asset Allocation Portfolios (the five Sub-Accounts other than the Money Market Portfolio) pay the Portfolio Construction Manager a fee at the annual rate of 0.10% of the value of the assets of the applicable Sub-Accounts.

Other Sub-Account Expenses

Each Sub-Account will also directly bear its own operating expenses. In addition, each Sub-Account also indirectly bears “Acquired Fund Fees and Expenses,” which are the expenses of the underlying mutual funds in which the Sub-Account invests, as a percentage of Sub-Account net assets. For information regarding the level of these operating expenses and acquired fund fees and expenses, see “Fee Table,” above.

Contract Maintenance Charge

Universal Life deducts a $50 Contract Maintenance Charge on each Contract Anniversary and at the time of a surrender of the Contract. This charge compensates Universal Life for administrative expenses related to issuing and maintaining the Contract. The deduction of the Contract Maintenance Charge will be taken proportionately from each Sub-Account based on the value in each option as compared to the total Contract Value.

If the Contract Value is greater than or equal to $100,000 on a Contract Anniversary, then this charge is waived for that year and all subsequent years. If the Contract is surrendered and the Contract Value at the time of surrender is greater than or equal to $100,000 the charge is also waived.

Universal Life will not increase the Contract Maintenance Charge. Universal Life will not reduce or eliminate the Contract Maintenance Charge where it would be discriminatory or unlawful.

One-Year Enhanced Death Benefit Option

The Contract offers two Death Benefits. A Standard Death Benefit is provided by the Contract at no additional cost. For an additional charge at an annualized rate of 0.20% of the daily net assets of the Variable Account, the Contract Owner may elect the One-Year Enhanced Death Benefit Option. This option is only available to Contracts with Owners age 70 or younger on the Date of Issue. This option can only be elected at the time of application and will replace the standard Contract Death Benefit. Once elected, the optional Death Benefit may not be removed from the Contract. The charge associated with this option will be assessed only until Annuitization.

For Contract Owners that have elected this option, and which have made purchase payments of less than or equal to $3,000,000, the Death Benefit will generally be the greatest of:

(1)	the Contract Value;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)	The stepped-up Death Benefit value, which is the highest Contract Value on any Contract Anniversary prior to the Owner’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that Contract Anniversary.

Optional Living Benefit Rider Charges

Liquidity Rider

The fee for this rider is included as a part of the Contract Variable Account Charge. A rider fee equal to an effective annual rate of 0.35% of the daily Net Asset Value in the Variable Account is deducted in calculating the Accumulation Unit Values (increasing the Variable Account Charge from 1.40% to 1.75%). The rider fee is charged prior to Annuitization.

For Contracts sold between November 1st, 2011 and July 31st, 2013, the rider fee for the optional Liquidity Rider was 0.10% (instead of the current 0.35%).

Principal Protection Rider (no longer available for purchase)

A rider fee of 0.95% for Option A Principal Protection 15 and 1.35% for Option B Principal Protection 13, as an annual percentage of the Guaranteed Future Value on rider anniversary, is deducted on each rider anniversary for the Guaranteed Future Value and upon rider termination.

There is a pro-rata deduction for any off-anniversary surrenders. Subject to market conditions, the Company may increase the rider fee percentage up to 1.00% more than the original fee, so that a rider fee of 1.95% would be deducted for Option A, and 2.35% would be deducted for Option B.

Income for Life Rider (no longer available)

For Option A. Income for Life Conservative, a rider fee of 1.15% is deducted on each rider anniversary as a percentage of the Total Withdrawal Base, and for Option B. Income for Life Moderate, a rider fee of 1.50% is deducted. There is a pro-rata deduction for any off-anniversary surrenders subject to market conditions. The Company reserves the right to increase the rider fee by 1.00%, to 2.15% and 2.50%, respectively.

The annual rider fee is based on the TWB on the rider anniversary immediately before any automatic step-up or growth is applied. A pro-rated rider fee assessed at Contract surrender is based on the TWB at the time of the surrender and the number of days since the prior rider anniversary. Subject to market conditions, Universal Life may increase the rider fee percentage up to 1.00% more than original fee. The rider fee will be for Contract life. The rider is revocable if the Company increases fee percentage by more than 0.75%.

The Contract; Purchases and Contract Value

The variable annuity contracts described herein are offered exclusively to Residents of Puerto Rico. For these purposes, a “Resident of Puerto Rico” is: (i) an individual (A) who is having his or her principal residence within the Commonwealth of Puerto Rico who has been a resident of Puerto Rico during a period that includes an entire taxable year, (B) who is a bona fide resident of Puerto Rico pursuant to Sections 933 and 937(a) of the U.S. Internal Revenue Code, and (C) a resident of Puerto Rico for purposes of the Puerto Rico Internal Revenue Code; and (ii) a non-business trust whose trustee, if an individual, has his or her principal residence in Puerto Rico or, if an entity, whose principal office and principal place of business are located within the Commonwealth of Puerto Rico, all of whose Beneficiaries have their principal residence in Puerto Rico and which is either a Qualified Trust or an Agent Trust (as defined herein under “Tax Considerations” in this Prospectus).

The Contract in General

The Contract described in this Prospectus is an individual flexible purchase payment deferred annuity contract, which, for purposes of the P.R. Code, as of the date of this Prospectus, shall be entitled to the deferral of taxation on the income earned in the Contract until it is distributed or deemed to be distributed.

The Contract described in this Prospectus is intended to provide benefits to individuals or to entities such as a trust as further described in this Prospectus. It is not intended to be used:

●	by institutional investors;

●	in connection with other Universal Life contracts that have the same Annuitant; or

●	in connection with other Universal Life contracts that have different Annuitants, but the same Contract Owner.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages – costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this Prospectus against those of other investment products.

This process of comparison and analysis should aid in determining whether the purchase of the Contract described in this Prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

The Contract described in this Prospectus is intended to provide certain specified benefits to the Contract Owner and his/her Beneficiaries. By providing these annuity benefits, Universal Life assumes certain risks. If Universal Life determines that the risks it intended to assume in issuing the Contract have been altered by misusing the Contract as described above, Universal Life reserves the right to take any action it deems necessary to reduce or eliminate the altered risk, including, but not limited to, rescinding the Contract and returning the Contract Value (less any applicable surrender charge). Universal Life also reserves the right to take any action it deems necessary to reduce or eliminate altered risk resulting from materially false, misleading, incomplete or otherwise deficient information provided by the Contract Owner.

If this Contract is purchased to replace another variable annuity, be aware that you might be subject to a new surrender charge schedule. In addition, the mortality tables used to determine the amount of annuity payments may be less favorable than those in the contract being replaced.

The Contract is offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the Contract. Guarantees under the Contract are the sole responsibility of Universal Life.

In general, deferred variable annuities are long-term investments; they are not intended as short-term investments. Accordingly, Universal Life has designed the Contract to offer features, pricing, and Investment Options that encourage long-term ownership. It is very important that Contract Owners and prospective Contract Owners understand all the costs associated with owning a Contract, and if and how those costs change during the lifetime of the Contract. Contract and optional charges may not be the same in later Contract Years as they are in early Contract Years. The various Contract and optional benefit charges are assessed in order to compensate Universal Life for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the Contract.

Right to Examine and Cancel (“Free Look”)

Contract Owners have a fifteen calendar day right to review and examine the Contract. The Contract may be returned to Universal Life’s home office for any reason within fifteen days of delivery from Universal Life’s home office and Universal Life will refund the Contract Value. This is known as the Free Look Period. The refunded Contract Value will reflect the value of the underlying investments in the Contract, adjusted for any Contract charges, unless otherwise required by law. Please be advised that the purchase payments received by Universal Life during the Free Look Period will be invested in accordance with the instructions of the Contract Owner. If the Contract Owner decides to cancel during the Free Look Period, the value of the Contract will therefore depend on the value of the underlying investments in the Contract.

Minimum Initial and Subsequent Purchase Payments

The Contract is issued in consideration of the purchase payment(s) made by the Contract Owner. Purchase payments are accepted by Universal Life at its home office in San Juan, Puerto Rico. The minimum initial purchase payment is required on the Date of Issue (the effective day of the first purchase payment applied to the Contract) and must be at least $10,000 for non-qualified Contracts and $5,000 for IRA Contracts. The Contract Owner may satisfy the minimum initial purchase payment by making periodic purchase payments until the first Contract Anniversary (as long as minimums are achieved within the first year). Universal Life does not require any additional purchase payments after the minimum initial purchase payment has been satisfied and the Contract will not lapse or otherwise be cancelled for failure to make additional purchase payments. Universal Life accepts additional purchase payments of $500 or more. If additional purchase payments are made via automated clearinghouse, the minimum subsequent purchase payment amount is reduced to $100. Subsequent purchase payments will be subject to a new surrender charge schedule. Universal Life reserves the right to make an exception to this requirement.

Notwithstanding the preceding paragraph, total cumulative purchase payments under the Contract and any other annuity contract issued by Universal Life with the same Annuitant may not exceed $1,000,000 (and will be returned to the Contract Owner), unless Universal Life agrees to accept purchase payments exceeding $1,000,000. If any party to the Contract ceases to be a Puerto Rico Resident prior to the Annuitization Date, additional purchase payments to the Contract are not permitted and the Contract Owner is required to take the steps described in the “Parties to the Contract” section of this Contract. Purchase payment(s) are not permitted after the Annuitization Date.

There are no minimum account value requirements at this time as long as the initial payment requirement was met at the time of the issue of the contract.

Pricing

Initial purchase payments allocated to Sub-Accounts will be priced at the Accumulation Unit value determined no later than 2 business days after receipt of an order to purchase, if the application and all necessary information are complete. If the application is not complete, Universal Life may retain a purchase payment for up to 5 business days while attempting to complete any outstanding requirement. The purchase payment will be returned unless the prospective purchaser specifically allows Universal Life to hold the purchase payment until the application is completed.

Subsequent purchase payments allocated to Sub-Accounts will be priced at the next available Accumulation Unit value after the payment is received no later than two business days. Purchase payments will not be priced when the New York Stock Exchange is closed or on the following U.S.-recognized holidays:

●	New Year’s Day	●	Independence Day
●	Martin Luther King, Jr.	●	Labor Day
●	Presidents’ Day	●	Thanksgiving
●	Good Friday	●	Christmas
●	Memorial Day	●	Juneteeth

Universal Life also will not price purchase payments if:

(1)	trading on the New York Stock Exchange is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the Variable Account impracticable;

(3)	the U.S. Securities and Exchange Commission, by order, permits a suspension or postponement for the protection of security holders.

Allocation of Purchase Payments

Universal Life allocates purchase payments to Sub-Accounts in accordance to the investment options selected on the time of application as instructed by the Contract Owner. Instructions must be received in order to proceed with issuing the Contract, if we do not receive instructions to allocate the investment options, the contract will not be issued until such information is complete. Under the investment structure, the Variable Account is divided into six Sub-Accounts among which the Contract Owners may allocate their purchase payments, subject to the terms and conditions in the Contract. The Sub-Accounts consist of segregated and separately-managed pools of assets of the Variable Account, and each is managed by Universal Financial Services as the investment adviser contracted by Universal Life to manage the Sub-Account.

The Sub-Accounts are available for investment only through the purchase of the Contract. Each Sub-Account has a generally defined investment strategy (e.g., growth, moderate growth, moderate, conservative, money market and international growth investments). Amounts allocated to a Sub-Account by the Contract Owner will be used to purchase Accumulation Units, representing value units of the total investment of the Sub-Account. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the Contract.

Determining the Contract Value

The Contract Value is the sum of the value of the amounts invested in the Sub-Accounts of the Variable Account. If charges are assessed against the whole Contract Value, Universal Life will deduct a proportionate amount from each Sub-Account based on current cash values.

The value of amounts invested in each Sub-Account is determined by multiplying the number of Accumulation Units in the Sub-Account by the Accumulation Unit value for that Sub-Account. The Accumulation Unit value for each Sub-Account was initially set at $10 per unit when the Sub-Account was established. The Accumulation Unit Value of each Sub-Account fluctuates with the investment performance of the corresponding investments and securities (i.e., the mutual fund shares) held in the Sub-Account. Universal Life calculates the Accumulation Unit values (generally once each business day, at the close of regular trading on the New York Stock Exchange) based on the values of the shares of the underlying mutual funds (the Net Asset Value per share, or NAV) and taking into account changes in the fund’s NAV and any dividends paid or distributed by the fund. The Accumulation Unit Values are also decreased by asset-based charges (e.g., the Variable Account Charge, the additional charge for the Enhanced Death Benefit, the optional living benefits riders, and the investment management and portfolio construction manager fees) and by the Sub-Account’s operating expenses (the “Other Expenses”). The Acquired Fund Fees and Expenses are reflected in the underlying funds’ NAVs.

For each Contract, the number of Accumulation Units credited to the Contract in a Sub-Account (A) is increased by purchase payments and transfers allocated to the Sub-Account, and (b) is decreased by partial withdrawals and surrenders, transfers to other Sub-Accounts, and certain Contract charges (e.g., the Contract Maintenance Charge and the Puerto Rico tax charge).

Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period, which is the period of time commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

The prospectuses for the underlying funds will explain the circumstances under which such funds will use fair value pricing and the effects of such pricing.

Type of Contract

The Contract described in this Prospectus allows for the deferral of taxation on the income earned in the Contract until it is distributed or deemed to be distributed.

The Contract is a Non-Qualified U.S. Contract for tax purposes under the U.S. Internal Revenue Code. A Non-Qualified U.S. Contract is a contract that does not qualify for certain tax benefits under the U.S. Internal Revenue Code, and which is not an U.S. IRA, a Roth IRA, a SEP IRA, a Simple IRA, or a Tax Sheltered Annuity.

IRA and Nondeductible IRA Contributions Limit

Several limitations will apply if you elect to qualify the Contract as an IRA or Nondeductible IRA. The applicable rules and limitations are provided by Section 1081.02 and Section 1081.03 of the P.R. Code. Universal Life intends to comply with all these requirements. The most significant limitations are;

(i)	Maximum Contributions – the maximum contribution allowed to an IRA and Nondeductible IRA contract with a deduction during a taxable year is defined under Section 1033.15 of the P.R. Code (this will be the maximum allowed under this Contract). While contributions to an IRA are deductible, no deduction is allowed with respect to contributions to a Nondeductible IRA.

(ii)	Date of Contribution – the last day that IRA and Nondeductible IRA contributions will be accepted for a taxable year will be the deadline for filing Puerto Rico income tax returns, including extensions.

(iii)	Maximum Age for Contribution – contributions to an IRA can be made by individuals for a taxable year in which the individual reaches 75 years that receive income from employment, including self-employment. The age limitation does not apply to a Nondeductible IRA.

(iv)	IRA Early Distributions – generally a distribution from your IRA will be included in your gross income. The amount includible in gross income is measured by the excess of the amount distributed over your tax basis in the Contract. A distribution from your IRA before age 60 will be subject to a penalty tax of 10% or 15% for contracts who choose prepayment of earnings under Law 77 and Section P.R. Code 1023.23. There will be no penalty tax if the distribution qualifies for any of the following exceptions: death, disability, unemployment, payment for dependent’s college tuition, principal home purchase, repair to principal home due to damage caused by hurricane, fire, earthquakes, to avoid imminent foreclosure or incurring in default of the mortgage of principal residence, including refinancing, (up to the higher of one half of the fund deposited or $20,000) as a result of job loss or substantial verifiable income reduction to provide for certain terminal illness expenses, for acquisitions of dependent computer up to $1,200, (one every 6 years) to acquire certain renewable energy equipment (Up to $20,000), (one every 10 years), for the payment of child support past due for a period of 6 months or more,, or rollover to a Nondeductible IRA. The 10% or 15% penalty will be withheld by Universal Life unless the owner provides enough proof that the distribution qualifies for the above exceptions. List of required documents can be found in the Universal VIA IRA Disclosure Statement.

(v)	IRA Distributions – IRA distributions must begin on the taxable year in which the owner reaches age 75; or a period that commences no later than the year in which the owner reaches age 75 based on the life or the life expectancy of the owner or his/her spouse, or any period not extending beyond the life or the life expectancy of the owner or his/her spouse.

(vi)	Nondeductible IRA Distributions – Earnings accumulated from a Nondeductible IRA will be exempt from taxes if the distribution is made after owner attains age 60. Early distributions from a Nondeductible IRA could be subject to the IRA early distribution penalties.

You should consult your tax counsel in relation with the rules and regulations applicable to an IRA or a Nondeductible IRA.

Distribution of the Contracts

The principal underwriter of the Contracts is Universal Financial Services, Inc. (UFS), Metro Office Park Street 1, Lot 10, Guaynabo PR 00969. UFS is a wholly-owned subsidiary of Universal Group, Inc., and a commonly controlled affiliate of Universal Life.

Universal Life pays commissions to the firms that sell the Contract. The maximum upfront commission payable on this Contract is 5.5% of the premium(s) paid. Note that the individual registered representatives typically receive only a portion of this amount; the remainder is retained by the selling firm. Instead of a premium-based commission, Universal Life may also pay an asset-based commission (sometimes referred to as “trails” or “residuals”) or a combination of the two.

In addition to or partially in lieu of commissions, Universal Life may also pay the licensed firms a marketing allowance, which may be based on the firm’s ability and demonstrated willingness to promote and market Universal Life’s products. How any marketing allowance is spent is determined by the firm following FINRA Regulations, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Universal Life’s products.

Any person or firm that offers or sells the Contract must hold the appropriate insurance and securities agent and registered representative licenses issued by the Puerto Rico Commissioner of Insurance and/or the Puerto Rico Commissioner of Financial Institutions.

Transfers

Transfer Requests

Prior to Annuitization, transfers of the Contract’s value among the Sub-Account Investment Options can be made by the Contract Owner a limited number of times per calendar year. Generally, Contract Owners may transfer Variable Account value among the Investment Options under your Contract at any time and in any amount, up to 20 times per calendar year, or 11 transfers in 2 consecutive calendar quarters, subject to certain additional limitations (see below). However, Universal Life can refuse, limit or otherwise restrict transfer requests or take any reasonable action it deems necessary to protect the Contract Owners from harmful trading practices that may negatively impact underlying Sub-Account performance or other Contract Owners.

Universal Life will accept Sub-Account transfer requests in writing, or over the telephone if advance authorization is provided by the Contract Owner. Universal Life will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. All telephone calls will be recorded for quality and security purposes. Universal Life may withdraw the telephone privileges at any time.

Amounts transferred to the Sub-Accounts will receive the Accumulation Unit value next determined after the transfer request is received by Universal Life.

Transfer Restrictions

The Contract described in this Prospectus, the Sub-Accounts, and the underlying mutual funds are not designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as “market-timing” or “short-term trading”). A Contract Owner who intends to use an active trading strategy should consult his/her registered representative and request information on other variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Universal Life discourages (and will take action to deter) short-term trading in this Contract because the frequent movement between or among Sub-Accounts may negatively impact other investors in the Contract. Short-term trading can result in:

●	the dilution of the value of the investors’ interests in the underlying mutual fund;

●	underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

●	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this Contract from the negative impact of these practices, Universal Life has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

U.S. Mail Restrictions

Universal Life monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on his/her/its behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period). For example, if a Contract Owner executes multiple Sub-Account transfers in one day, this counts as one transfer event. A single transfer occurring on a given trading day and involving only two Sub-Accounts will also count as one transfer event.

As a result of this monitoring process, Universal Life may restrict the method of communication by which transfer orders will be accepted. In general, Universal Life will adhere to the following guidelines:

Trading Behavior	Universal Life’s Response
6 or more transfer events in one calendar quarter	Universal Life will mail a letter to the Contract Owner notifying them that:

(1) they have been identified as engaging in harmful trading practices; and

(2) if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the Contract Owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Universal Life will automatically limit the Contract Owner to submitting transfer requests via U.S. mail.

Each January 1st, Universal Life will start the monitoring, so that each Contract starts with 0 (zero) transfer events each January 1. See, however, the “Other Restrictions” provision below.

Managers of Multiple Contracts

Some investment advisers/representatives may manage the assets of multiple Universal Life contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. These multi-contract advisers will generally be required by Universal Life to submit all transfer requests via U.S. mail.

Other Restrictions

Universal Life reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Universal Life’s monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Universal Life to constitute harmful trading practices, may be restricted.

Any restrictions that Universal Life implements will be applied consistently and uniformly.

Surrenders and Partial Withdrawals

Surrenders and Partial Withdrawals Prior to Annuitization

Prior to Annuitization and before the Annuitant’s death, Contract Owners may withdraw some or surrender all of their Contract Value. Requests must be in writing and Universal Life may require additional information. When taking a surrender, the Contract must accompany the written request. Universal Life may require a signature guarantee.

Universal Life will pay any amounts withdrawn from the Sub-Accounts within seven days. However, Universal Life may suspend or postpone payment when it is unable to value the Variable Account (Sub-Account) assets or price a purchase payment or transfer.

Partial Withdrawals

If a Contract Owner requests a partial withdrawal, Universal Life will redeem Accumulation Units from the applicable Sub-Accounts. The amount withdrawn from each Investment Option will be in proportion to the value in each option at the time of the partial withdrawal request (unless otherwise requested and agreed to). There is no minimum amount that a contract owner can request to withdraw.

Partial withdrawals are subject to the surrender charge provisions of the Contract. If a surrender charge is assessed, the Contract Owner may elect to have the surrender charge deducted from either:

(a)	the amount requested; or

(b)	the Contract Value remaining after the Contract Owner has received the amount requested.

If the Contract Owner does not make a specific election, any applicable surrender charge will be deducted from the amount requested by the Contract Owner.

The surrender charge deducted is a percentage of the premium payment withdrawn by the Contract Owner. Amounts deducted for surrender charges are not themselves subject to surrender charges.

Partial withdrawals will reduce the Contract Value and Death Benefit, and may reduce the Death Benefit by an amount more than the dollar amount withdrawn.

Surrenders

Upon surrender, the Contract Value may be more or less than the total of all purchase payments made to the Contract. The Contract Value will reflect:

●	the investment performance of the underlying mutual funds;

●	the underlying mutual fund charges; and

●	all of the Annual Expenses listed in the Fee Table, and the $50 Contract Maintenance Charge if applicable.

Surrenders are subject to the surrender charge provisions of the Contract. The CDSC Free Partial Withdrawal Privilege does not apply to surrenders of the Contract. For purposes of the CDSC Free Partial Withdrawal Privilege, a surrender is:

●	multiple partial withdrawals taken within a one-year period that deplete the entire Contract Value; or

●	any single withdrawal of 90% or more of the Contract Value.

Upon surrender, the Contract, and all benefits, rights and privileges under your Contract terminate.

Surrenders Required by the U.S. Internal Revenue Code

Certain surrenders may be required by the U.S. Internal Revenue Code. For purposes of this section, “surrender” may also be referred to as a “distribution” or a “required distribution.”

In no case may surrender be delayed beyond the time specified by United States Internal Revenue Code Section 72(s).

If any Contract Owner or Joint Owner dies (including an Annuitant who becomes the Contract Owner of the Contract on the Annuitization Date), certain distributions are required by Section 72(s) of the United States Internal Revenue Code. The following distributions will be made in accordance with these requirements (regardless of any other provisions in the Contract):

(1)	If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest under the Contract has been distributed, then the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution in effect as of the date of such Contract Owner’s death.

(2)	If any Contract Owner dies before the Annuity Commencement Date, then the entire interest in the Contract (consisting of either the Death Benefit or the Contract Value reduced by certain charges as set forth elsewhere in the Contract) shall be distributed within 5 years of the death of the deceased Contract Owner, provided however:

(a)	If any portion of such interest is payable to or for the benefit of a natural person who is a surviving Contract Owner, Joint Owner, Annuitant, Beneficiary, or Contingent Beneficiary as the case may be (each a “Designated Beneficiary”), such portion may, at the election of the Designated Beneficiary, be distributed over the life of such Designated Beneficiary, or over a period not extending beyond the life expectancy of such Designated Beneficiary, provided that payments begin within one year of the date of the deceased Contract Owner’s death (or such longer period as may be permitted by federal income tax regulations). Life expectancy and the amount of each payment will be determined as prescribed by federal income tax regulations.

(b)	In the event that the Contract Owner is not a natural person (e.g., a trust), then, for purposes of these distribution provisions, (i) the death of the Annuitant shall be treated as the death of any Contract Owner, (ii) any change of the Annuitant shall be treated as the death of any Contract Owner, and (iii) in either case the appropriate distribution required under these distribution rules shall be made upon such death or change, as the case may be. The Annuitant is the primary Annuitant as defined in Section 72(s) (6) (B) of the U.S. Internal Revenue Code.

These distribution provisions shall only be applicable to an annuity contract that is subject to the provisions of Section 72(s) of the United States Internal Revenue Code by reason of Section 72(s) (5) or any other law or rule.

Additional Tax Information

It is intended that the Contract be treated as an “annuity contract” for federal income tax purposes. Universal Life will interpret and administer all sections of the Contract in accordance with United States Internal Revenue Code Section 72(s). Universal Life reserves the right to amend this Contract to comply with requirements set out in the U.S. Internal Revenue Code and regulations and rulings there under, as they may exist from time to time.

Surrenders are calculated by use of the expected return multiples specified in Tables V and VI of Section 1.72-9 of the U.S. Treasury Regulations and calculated in accordance with the calculation methods made available by Universal Life, prescribed by such regulations and elected by the Contract Owner.

Under the P.R. Code, surrenders for Non-Qualified Contracts prior to Annuitization are treated as non-taxable return of principal until the principal is fully recovered; thereafter, all partial withdrawals will be taxable as ordinary income. Surrenders after Annuitization are treated as part taxable income and part nontaxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the surrender in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded; thereafter, the entire surrender is included in gross income. Puerto Rico does not impose an early withdrawal penalty tax on Non-Qualified Contracts. Generally, Puerto Rico does not require income tax to be withheld from Distributions of Income to Puerto Rico Residents except for IRA distributions prior to age 60 which do not qualify for a penalty exception.

Surrenders and Partial Withdrawals After Annuitization

After the Annuitization Date, surrenders and partial withdrawals other than regularly scheduled annuity payments are not permitted.

Ownership and Interests in the Contract

Contract Owner

Prior to the Annuitization Date, the Contract Owner has all rights under the Contract, unless a Joint Owner is named. If a Joint Owner is named, each Joint Owner has all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the Contract. On the Annuitization Date, the Annuitant becomes the Contract Owner.

Contract Owners may name a new Contract Owner at any time before the Annuitization Date. Any change of Contract Owner automatically revokes any prior Contract Owner designation. Changes in Contract ownership may result in Puerto Rico income taxation and other taxes.

As described below, additional parties listed in the Contract may be entitled to certain rights, but only under specific conditions, as described in the Contract. Any designation by the Contract Owner of a Beneficiary, Annuitant, and Contingent Beneficiary must be made in accordance with the applicable requirements of Puerto Rico laws.

Puerto Rico Residents

The Contracts to be issued through the Variable Account may be offered, sold or transferred exclusively to Residents of Puerto Rico. All parties to the Contract (not including Beneficiaries and Contingent Beneficiaries, which are not parties to the Contract), must be Residents of Puerto Rico on the Date of Issue and must remain Residents of Puerto Rico prior to Annuitization. Whether an individual is a Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Universal Life suggests to each investor to seek advice from its counsel to assess if the investor is a Resident of Puerto Rico. Prior to the initial purchase of the Contract, each potential investor will be required to represent in writing that such person is a Resident of Puerto Rico.

If any party ceases to be a Resident of Puerto Rico at any time prior to Annuitization, you must notify Universal Life no later than thirty (30) days after such change in residency occurred and no additional purchase payments to the Contract are permitted. Within 60 days of the residency change, the Contract Owner must either, (i) transfer the funds deposited to the Contract to another product; (ii) surrender the Contract and receive a distribution of the Surrender Value of the Contract or (iii) transfer ownership to a person or persons who are Residents of Puerto Rico, pursuant to the terms of the Contract. A transfer or surrender pursuant to items (i), (ii) or (iii) above may be subject to surrender penalties and taxable event.

If the Contract has been annuitized and the Annuitant (then the Contract Owner) ceases to be a Resident of Puerto Rico, the Contract Owner is required to notify Universal Life of the change in residency no later than thirty (30) days after such change occurred. Annuity payments by Universal Life after such change in residency may be subject to withholding tax under applicable Puerto Rico tax laws.

Joint Owner

Joint Owners each own an undivided interest in the Contract. A Joint Owner may be named only in accordance with Puerto Rico law.

Generally, the exercise of any ownership rights under the Contract must be in writing and signed by both Joint Owners. However, if a written election, signed by both Contract Owners, authorizing Universal Life to allow the exercise of ownership rights independently by either Joint Owner is submitted, Universal Life will permit Joint Owners to act independently. If such an authorization is submitted, Universal Life will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either Joint Owner.

If either Joint Owner dies before the Annuitization Date, the Death Benefit is payable.

Annuitant

The Annuitant is the person who will receive annuity payments and upon whose continuation of life and annuity payment involving life contingencies depends. This person must be age 85 or younger at the time of Contract issuance, unless Universal Life approves a request for an Annuitant of greater age.

The Contract Owner, if an individual may name someone other than himself/herself as the Annuitant, and if an entity, must name a living entity as the Annuitant. The Contract Owner may not name a new Annuitant without Universal Life’s consent. The designation of an Annuitant must be made by the Contract Owner in accordance with the applicable requirements of Puerto Rico estate laws.

Co-Annuitant or Joint Annuitant

If permitted by law, the person designated by the Contract Owner to be the recipient of certain rights or benefits under the Contract if the Annuitant dies before the Annuitization Date. In such a case, the designation must be made by the Contract Owner in accordance with the applicable requirements of Puerto Rico laws.

Beneficiary and Contingent Beneficiary

The Beneficiary is the person who is entitled to the Death Benefit if the owner dies before the Annuitization Date and there is no Joint Owner. The Contract Owner can name more than one Beneficiary. Multiple Beneficiaries will share the Death Benefit equally, unless otherwise specified. The designation of a Beneficiary or Contingent Beneficiary must be made by the Contract Owner in accordance with the applicable requirements of Puerto Rico laws, including estate laws.

A Contingent Beneficiary will succeed to the rights of the Beneficiary if no Beneficiary is alive when a Death Benefit is paid. The Contract Owner can name more than one Contingent Beneficiary. Multiple Contingent Beneficiaries will share the Death Benefit equally, unless otherwise specified.

Changes to the Parties to the Contract

Prior to the Annuitization Date (and subject to any existing assignments), the Contract Owner may request to change the following (provided that any new party to the Contract must be a Puerto Rico Resident):

●	Contract Owner

●	Joint Owner

●	Annuitant (subject to Universal Life’s underwriting and approval)

●	Beneficiary

●	Contingent Beneficiary

As is the case with certain of the initial designations of various Contract parties, the change of such Contract parties by the Contract Owner must be made in accordance with the applicable requirements of Puerto Rico laws.

The Contract Owner must submit the request to Universal Life in writing before the Annuitization Date. Once Universal Life receives and records the change request, the change will be effective as of the date the written request was received in good order, whether or not the Contract Owner or Annuitant is living at the time it was recorded. The change will not affect any action taken by Universal Life before the change was recorded.

In addition to the above requirements, any request to change the Contract Owner must be signed by the existing Contract Owner and the person designated as the new Contract Owner. Universal Life may require a signature guarantee.

Universal Life reserves the right to reject any change request that would alter the nature of the risk that Universal Life assumed when it originally issued the Contract.

Assignment

A Collateral Assignment is when the ownership rights in a Contract or account are transferred from one person to another to serve as collateral for a debt. This transfer is usually made with the provision that the ownership rights revert to the original owner when the debt is repaid. A Collateral Assignment of a nonqualified annuity is considered a taxable event to the Owner of the Contract. Contract rights are personal to the Contract Owner and may not be assigned without Universal Life’s written consent. A Collateral Assignment of Contract Form must be completed and signed by the Assignor and Assignee in order for the Assignment to be effective. Universal Life reserves the right to refuse to recognize assignments that alter the nature of the risks that Universal Life assumed when it originally issued the Contract. A Contract Owner may assign some or all rights under the Contract. Assignments may only be made to residents of Puerto Rico. An assignment must occur before Annuitization while the Annuitant is alive. Once proper notice of assignment is recorded by Universal Life’s home office, the assignment will become effective. If you elect to qualify the Contract as an IRA or Nondeductible IRA, you will not be able to assign the Contract under any circumstances.

Universal Life is not responsible for the validity or tax consequences of any assignment. Universal Life is not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until Universal Life receives sufficient direction from the Contract Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned may be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which it was pledged or assigned.

Assignment of the entire Contract Value may cause the portion of the Collateral Assignment exceeding the purchase payments in the Contract and previously taxed amounts to be included in gross income for Puerto Rico income tax purposes each year that the assignment is in effect.

Annuity Period

Annuity Commencement Date

The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. The Contract Owner could designate the Annuity Commencement Date at the time of application. If no Annuity Commencement Date is designated at the time of application, Universal Life will establish the Annuity Commencement Date as the date the Annuitant reaches age 90.

The Contract Owner may change the Annuity Commencement Date before Annuitization. This change must be in writing and approved by Universal Life. The Annuity Commencement Date may not be later than the first day of the first calendar month after the Annuitant’s 90th birthday unless approved by Universal Life.

Annuitizing the Contract

Annuitization Date

The Annuitization Date is the date that Universal Life calculates the schedule of annuity payments and begins the processing necessary to start annuity payments. The date that annuity payments actually begin varies, but generally is within 30 days after Universal Life calculates the annuity payment schedule. The Annuitization Date will be the first day of a calendar month unless otherwise agreed. The Annuitization Date must be at least 2 years after the Contract is issued, but may not be later than either:

●	the age (or date) specified in your Contract; or

●	the age (or date) specified by law.

The U.S. Internal Revenue Code may require that distributions be made prior to the Annuity Starting Date specified above (see Required Distributions).

Annuitization

Annuitization is the period during which annuity payments are received. once Annuitization is chosen, the full Contract Value is transferred from the Variable Account to the general account of Universal Life. An annuitization form must be completed and signed by the owner of the Contract. Annuitization is irrevocable once payments have begun. All future payments will be made to the annuitant based on the selected annuitization option.

Fixed Annuity Payments

The Contract provides for fixed annuity payments (i.e., level annuity payments). Universal Life guarantees that each fixed annuity payment will be the same throughout Annuitization, except as provided in the Income of a Specified Amount annuity payment option

Frequency and Amount of Annuity Payments

Annuity payments are based on the annuity payment option elected.

If the net amount to be annuitized is less than $2,000, Universal Life reserves the right to pay this amount in a lump sum instead of periodic annuity payments.

Universal Life reserves the right to change the frequency of payments if the amount of any payment becomes less than $250. The payment frequency will be changed to an interval that will result in payments of at least $250.

Annuity Payment Options

The Annuitant must elect an annuity payment option before the Annuitization Date. If the Annuitant fails to elect an annuity payment option, Universal Life will assume a Life Income with a 10-Year (or 120 months) Term annuity payment option. Once elected, the annuity payment option may not be changed. The annuity payment options available may be limited based on the Annuitant’s age (and the joint Annuitant’s age, if applicable) or requirements under the P.R. Code and other applicable laws.

If, at the Annuitization Date, the total of all purchase payments made to the Contract is less than or equal to $2,000,000, the annuity payment options available are:

●	Income for a Specified Period

●	Life Income

●	Income for a Specified Amount

●	Standard Joint and Survivor

Fixed Income Option 1 – Income for a Specified Period

Period Certain Annuity Payments will use the mortality factors monthly installments broken down by the numbers of years payable for the Annuity Benefit. The guaranteed fixed income options are based on a guaranteed interest rate of 1.5% as defined in the Policy Form section “Fixed Annuity Payment Options”.

The specified period may not exceed your life expectancy. No funds will remain at the end of the specified period. The minimum period for annuitization is five (5) years.

Fixed Income Option 2 – Life Income

You may choose between:

(a)	No Period Certain – We will make level payments only during the Annuitant’s lifetime.

(b)	10 Years Certain – We will make level payments for the longer of the Annuitant’s lifetime or ten years.

The amount of the fixed payment is determined by multiplying each $1,000 of Contract Value by the mortality factors included in the Annuitization tables for Life Annuity and Life Annuity with 10 Year Period Certain defined in the Policy Form section “Fixed Annuity Payment Options”.

Please note that if the annuitant dies after the Annuitization start date, payments will cease after the date of death.

Fixed income options 2(a) is not available for Annuitant age(s) greater than 85.

Fixed Income Option 3 – Income of a Specified Amount

We will make payments for any specified amount you choose until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the Annuitant’s life expectancy. This will be a series of level payments followed by a small final payment.

Fixed Income Option 4 – Joint and Survivor Annuity

No Period Certain – We will make payments during the joint lifetime of the Annuitant and a Joint Annuitant of your choosing. We will make payments based on youngest surviving owner. The amount of the fixed payment is determined by multiplying each $1,000 of Contract Value by the mortality factors included in the annuitization tables for Joint & Survivor Annuity.

Income option 4 is not available for Annuitant age(s) greater than 85.

Any Other Option

Annuity payment options not set forth herein may be available. Any annuity payment option not set forth in this provision must be approved by Universal Life, at its discretion.

Adjusted Age

Payments under Fixed Income options 2 and 4 are determined based on the adjusted age of the Annuitant. Adjusted age adjusts your actual age downward, which results in smaller annuity payments to you than if your age were not adjusted. This adjusted age reduces the benefits under the Contract and could result in significantly lower annuity payments.

The adjusted age is the Annuitant’s actual age on the Annuitant’s nearest birthday, at the Annuity Commencement Date, adjusted as follows:

Annuity Commencement Date	Adjusted Age
Before 2010	Actual Age
2010 – 2019	Actual Age minus 1
2020 – 2026	Actual Age minus 2
2027 – 2033	Actual Age minus 3
2034 – 2040	Actual Age minus 4
After 2040	Determined by us

Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the Contract is greater than $2,000,000, Universal Life may limit the annuity payment option to the longer of:

(1)	a Fixed Life Annuity with a 10 Year Term Certain; or

(2)	a Fixed Life Annuity with a Term Certain to Age 95.

Additionally, Universal Life may limit the amount that may be annuitized on a single life to $2,000,000. If the total amount to be annuitized is greater than $2,000,000, then for the purpose of Annuitization only, Universal Life may permit additional Annuitants to be named.

Taxes

Tax Considerations

General

The following discussion summarizes the material Puerto Rico and United States federal tax considerations relating to the purchase, ownership and disposition of the Contract. This discussion does not intend to describe all the tax considerations that may be relevant to a particular person in light of that person’s particular circumstances and does not describe any tax consequences arising under the laws of any state, locality or taxing jurisdiction other than Puerto Rico and the United States.

The discussion assumes that the Contract is an annuity and endowment contract for purposes of the P.R. Code, and an annuity contract for purposes of the U.S. Internal Revenue Code. Universal Life will take all the necessary steps to ensure that the Contract is classified on a continued basis as an annuity and endowment contract for purposes of the P.R. Code, and an annuity contract for purposes of the U.S. Internal Revenue Code. However, there is no assurance that such classification will not be challenged by the Puerto Rico Treasury Department or the U.S. Internal Revenue Service, and, if challenged, that Universal Life will prevail. If the Contract is not classified as an annuity and endowment contract for purposes of the P.R. Code, and as an annuity contract for purposes of the U.S. Internal Revenue Code, the Owner of the Contract may be taxed currently on the earnings of his or her Contract, or may be considered the Owner of the underlying securities and taxed on its transfer by gift or death and on the earnings of the assets in the separate account underlying her or his Contract.

This discussion is based on the tax laws of Puerto Rico and the United States as in effect on the date of this Prospectus, as well as regulations, administrative pronouncements and judicial decisions available on or before such date and now in effect. All the foregoing is subject to change, which change could apply retroactively and could affect the continued validity of this summary. A prospective Owner of a Contract should be aware that Universal Life’s opinion is not binding on the Puerto Rico Treasury Department, any municipality or agency of Puerto Rico, the United States Internal Revenue Service or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, would be sustained.

You should consult your own tax advisor as to the application to your particular situation of the tax considerations discussed in this Prospectus, as well as the application of any state, local, foreign or other tax.

This Contract is for sale to individuals who are Residents of Puerto Rico who intend to remain Residents of Puerto Rico prior to and during the Annuitization period.

The Contract is also for sale to trusts organized under the laws of Puerto Rico that: (i) form part of a qualified employees’ retirement plan, all of the participants of which are Residents of Puerto Rico, that is exempt under Section 1081.01 of the P.R. Code and described under Section 1022(i)(1) of the Employee Retirement Income Security Act of 1974, as amended, (hereinafter a “Qualified Trust”), or (ii) a trust that: (A) constitutes a grantor trust for purposes of the U.S. Internal Revenue Code and the P.R. Code, (B) all grantors, fiduciaries, trustees, Beneficiaries and Contingent Beneficiaries of the trust are individuals who are Residents of Puerto Rico and intend to remain Residents of Puerto Rico prior to and during the Annuitization period, and (C) holds the Contract as an agent of one or more its grantors (hereinafter an “Agent Trust”). The tax considerations described herein are limited to those applicable to a Puerto Rico Resident, to a Qualified Trust, and to an Agent Trust. Please see “Glossary of Terms – Puerto Rico Resident or a Resident of Puerto Rico” for a discussion of the applicable requirements relating to residency in Puerto Rico.

Whether an individual is a Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Similarly, whether a trust is a Qualified Trust or an Agent Trust depends on the facts and circumstances of each trust, and may change from time to time. Each individual and trust should seek advice from its own tax counsel to assess if he or she is a Resident of Puerto Rico, or the trust is a Qualified Trust, or an Agent Trust.

Puerto Rico Taxation

Puerto Rico Income Tax Consequences

Universal Life obtained rulings from the Puerto Rico Secretary of the Treasury regarding the proper classification of the Contract under the P.R. Code (the “PR Tax Rulings”). The PR Tax Rulings were issued under the Puerto Rico Internal Revenue Code of 1994. as amended. Pursuant to Section 6091.04 of the P.R. Code, the PR Tax Rulings shall continue in effect to the extent issued under identical wording of law. This section on Puerto Rico Taxation follows the PR Tax Rulings to the extent issued under wording of law identical to the P.R. Code.

Individuals

A Puerto Rico Resident is generally subject to income taxes under the P.R. Code on its gross income from all sources. The P.R. Code provides for certain exclusions and exemptions.

Distributions from the Contract

Under the terms of the PR Tax Rulings the Contract will be classified as an annuity and as an endowment contract for purposes of the P.R. Code. For purposes of the P.R. Code, investments held by the separate account under the Contract will be considered as owned and shall constitute assets of Universal Life. Consequently, current accumulations of the earnings held in the separate account under the Contract will be taxable to Universal Life to the extent provided by the P.R. Code. The Contract Owner or its Beneficiary will be taxed on the accumulations of earnings under the Contract in the taxable year in which such earnings are considered to have been distributed under certain special rules of the P.R. Code.

For purposes of the P.R. Code, an “annuity” is generally defined as any amount, based on a computation with reference to life expectancy or mortality tables and payable over a period longer than one year, received in periodical installments, whether annually, semiannually, quarterly, monthly, or otherwise. Amounts distributed under the Contract as annuities for a taxable year should be included in the Annuitant’s gross income as ordinary income, except that any portion of the annual amount distributed in excess of three percent (3%) of the aggregate amount of the premiums paid will be excluded from gross income. Such exclusion from gross income will not be available once the aggregate amount excluded from gross income with respect such distributions equals the total amount of the premiums paid (the “3% Rule”). The amount excluded under the 3% Rule is not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below.

Partial payments not distributed as annuities are excludable from gross income up to the point where the amounts distributed equal the total amount of premiums paid. The amount so excluded is not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below. Any distributions in excess of the total amount of the premiums paid will be taxable as ordinary income.

Global Payments

The PR Tax Rulings confirm the general rule that any gain realized upon a distribution in full redemption or surrender of the Contract shall be treated as ordinary income.

However, the P.R. Code provides an exception to the preceding general rule. Pursuant to Section 1023.08 of the P.R. Code, at the election of the taxpayer, amounts distributed under the Contract that must be included in gross income and qualify as a “Global Payment” may be treated as a long-term capital gain subject to the maximum fifteen percent (15%) income tax rate of Section 1023.02 of the P.R. Code. - For the fifteen percent (15%) income tax rate to be available the Contract Owner shall elect and agree in writing for the fifteen percent (15%) income tax to be withheld and remitted by Universal to the Puerto Rico Treasury Department. The term “Global Payment” is defined by Section 1023.08 of the P.R. Code and the PR Tax Rulings as amounts distributed during the same taxable year under the Contract. However, the PR Tax Rulings provide that such amount must be in full payment of the total balance payable under the Contract, and cancellation thereof. The long-term capital gain arising from a Global Payment is subject to the Alternative Basic Tax. See “Alternative Basic Tax” below.

Sale, Exchange or other Disposition of the Contract

Any sale or exchange of the Contract by the Contract Owner will be regarded as a sale or exchange under the P.R. Code that will give rise to ordinary gain or loss. Any loss generated will only be deductible if the Contract sold or exchanged has a refund feature (i.e., if the annuity guarantees some return of capital, or premiums paid, upon the death of the Annuitant). Recognition of gain or loss from the sale or exchange of the Contract may be subject to the exemptions and limitations discussed hereof.

Pursuant to P.R. Code Section 1034.04(b)(9) and the PR Tax Rulings no gain or loss should be recognized if a life, endowment or annuity insurance contract, including a contract issued by an insurance company organized under the laws of P.R. or a State of the United States, is exchanged for the Contract, or if total distributions from said insurance contracts are contributed to the Contract within the 60 days following the date of distribution. The PR Tax Rulings also provide that notwithstanding the non-recognition treatment on the exchange, any accrued income deferred as a consequence of the tax-free exchange will retain its character as ordinary income. Unless otherwise provided under regulations issued by the Puerto Rico Secretary of the Treasury, this non-recognition provision will not be available to the extent that such exchange or indirect transfer results in the transfer of property to a person that is a nonresident of Puerto Rico.

Pursuant to P.R. Code Sections 1023.20 and 1031.01(b)(13) future distributions under the Contract will be exempt from income taxation under the P.R. Code, including the Alternative Basic Tax (see “Alternative Basic Tax” below), if: (i) on or before April 30, 2015, an individual taxpayer exchanged a life, endowment or annuity insurance contract for the Contract, (ii) such exchange qualifies for non-recognition of gain or loss under P.R. Code Section 1034.04(b)(9) of the P.R. Code, related to tax free exchanges and transfers of life, endowment and annuity contracts including insurance contracts issued by an insurance company organized under the laws of P.R. or a State of the United States; (iii) a tax equal to ten percent (10%) of the accumulated earnings was paid to the Secretary of the Treasury on a date not after April 30,2015; and, (iv) the Contract provided that no additional contribution or premium payments may be made after April 30, 2015.

Pursuant to the PR Tax Rulings, for income tax purposes under the P.R. Code (i) a gift of the Contract by the Contract Owner shall be treated as a sale or exchange of the Contract, (ii) the Contract will not be considered a capital asset and any gain or loss resulting from the exchange or sale of the Contract will be treated as ordinary income or loss, (iii) gain or loss should be recognized on a gift of the Contract based on the cash Surrender Value of the Contract as of the date of the gift, and (iv) no gain or loss shall be recognized by the decedent’s estate or by his heirs as a result of the transfer of the Contract by reason of death of a Contract Owner.

The PR Tax Rulings also provide that, if upon death of the Contract Owner, the heir or Beneficiary of the Contract elects to receive a lump-sum payment under the Contract, he shall include in his gross income, as ordinary income, an amount equal to the excess of the amount received over the sum of (i) the adjusted basis of the heir or Beneficiary in the Contract, and (ii) any Death Benefit excludable from gross income.

However, any distribution considered a Global Payment under Section 1023.08 of the P.R. Code is includible in gross income as a long-term capital gain, and therefore, subject to the preferential 15% income tax rate, if so elected by the taxpayer. Such distribution may be subject to the Alternative Basic Tax. (See “Global Payments” above and “Alternative Basic Tax” below).

Pursuant to the PR Tax Rulings, if the heir or Beneficiary does not elect a lump sum distribution, the accumulated benefits will be taxable when distributed under the same income recognition rules that would have been applicable to the deceased Contract Owner, except that the heirs’ tax basis on the Contract shall be as described below.

The basis of a Contract acquired from the decedent by bequest, devise or inheritance after December 31, 2017, shall be the same basis it had at the time of death in the hands of the decedent.

Life Insurance Benefits

Life insurance benefits are generally excluded from gross income under Section 1031.01(b)(1) of the P.R. Code and are not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below. The PR Tax Rulings provide that any amounts paid or payable upon death of the Contract Owner that exceeds the higher of:

i.	the Surrender Value of the Contract as of the time of death, or

ii.	the premiums paid for or the cost of the Contract less amounts previously received by the Contract Owner that were excluded from gross income,

shall be treated as amounts received under a life insurance contract that shall be excluded from gross income pursuant to Section 1031.01(b)(1) of the P.R. Code. Provided, however, that these amounts should be specifically designated as death payments for which the deceased Contract Owner did not have a nonforfeitable right to receive the payments while living.

Qualified Trusts

Pursuant to Section 1081.01 of the P.R. Code, a Qualified Trust is generally exempt from income taxation on earnings accumulated or distributed under the Contract or on any income realized from the sale or exchange of the Contract. Whether a trust is a Qualified Trust depends on the facts and circumstances of each trust, which may change from year to year. In addition, the exemption under Section 1081.01 of the P.R. Code is subject to certain exceptions. Each fiduciary of a trust should seek advice from its tax counsel to assess if the trust is a Qualified Trust, and if the exemption allowable under Section 1081.01 of the P.R. Code with respect to the Contract will not fall within one of the exceptions provided by the P.R. Code.

Agent Trusts

The grantor of an Agent Trust will be subject to income tax under the P.R. Code as if he or she were the direct Owner of the Contract under the rules discussed above. A trustee or fiduciary should review its trust documents and consult its own tax advisors in order to determine if the trust is an Agent Trust.

Alternative Basic Tax

The alternative basic tax (the “ABT”) provision of the P.R. Code applies to individuals having an ABT Net Income in excess of $25,000. The ABT tax rates for taxable years beginning after December 31, 2018, are: One percent (1%) if ABT Net Income is greater than $25,000 but not over $50,000; three percent (3%) if ABT Net Income is over $50,000 but not greater than $75,000; five percent (5%) if ABT Net Income is over $75,000 but not greater than $150,000; ten percent (10%), if ABT Net Income is over $150,000 but not over $250,000; and twenty four percent (24%), if the ABT Net Income exceeds $250,000. The ABT rates are not progressive. Once the taxpayer reaches the next level, all the ABT Net Income is subject to the higher ABT rate.

The ABT Net Income is the net taxable income subject to regular income tax, increased for certain items of otherwise exempt income, income subject to special tax rates, such as long-term capital gains and certain limitations on otherwise deductible items. An individual taxpayer subject to ABT shall pay the higher of the regular income tax or the ABT. Subject to certain limitations, the excess of the ABT over regular tax may be claimed as a credit in future taxable years, but only with respect to ABT paid in a year commencing before January 1, 2014 and taxable years commencing after December 31, 2018.

Puerto Rico Estate and Gift Tax Consequences

No estate of gift tax is imposed by the PR Code on transfers by reason of death, bequests or gifts occurring after December 31, 2017. Notwithstanding, these transfers are still subject to certain filing and other requirements.

Individual Retirement Annuity – Deductible and Nondeductible

This discussion pertains only to a Contract Owner who elects to acquire the Contract as an individual retirement annuity (the “IRA”), as defined by Section 1081.02 of the P.R. Code, or as a nondeductible individual retirement account as defined by Section 1081.03 of the P.R. Code (the “Nondeductible IRA”), and is limited to the Puerto Rico income tax consequences thereof. If such election is made the Contract will be subject to all the requirements and limitations discussed below, and to those applicable to a Contract that is not an IRA. This discussion does not take into consideration the effect of any election or prepayment of income taxes that the Contract Owner may have carried out pursuant to the P.R. Code or any predecessor act. The Contract Owners should consult their own tax advisor as to the income tax effect of such prepayment or elections.

A Contract Owner may close the IRA, without any penalties except for any fees, by providing a written cancellation notification to Universal Life within seven (7) business days following the opening of the IRA or Nondeductible IRA. Such cancellation notification should be mailed to Universal Life so that it is postmarked (or certified or registered, if sent by certified or registered mail) no later than such seven (7) business day period.

Individual Retirement Annuity - Deductible

The P.R. Code enables eligible individuals to make annual tax-deductible contributions to an IRA (the “IRA Contributions”) in order to provide for their retirement. The total amount of the permissible annual IRA Contributions is deductible by the Contract Owner in computing his or her taxable income for Puerto Rico income tax purposes for the year with respect to which the IRA Contributions are made. All retirement planning should be done on a long-term basis. The P. R. Code imposes penalties and restrictions in order to discourage or prevent using IRA Contributions for other purposes other than retirement.

Eligibility

A Contract Owner is eligible to qualify his/her Contract as an IRA if he or she has not attained the age of 75 years in the taxable year for which is making the IRA Contribution, and receives salaries and compensation, which includes, among other things, wages, salaries, professional fees, income from occupations, salesman’s commissions, tips or self-employment income. However, compensation does not include interest, dividends, rents, royalties, capital gains or other non-employment income. For married taxpayers filing a joint Puerto Rico income tax return, an IRA may be opened for each spouse, even if only one of the spouses receives qualified compensation.

Nontransferable and Non-forfeitable

A Contract Owner may not transfer ownership of his or her IRA without disqualifying it from tax-favored treatment, except to his or her former spouse as a result of a divorce decree or under a written instrument arising from a divorce. A Contract Owner has a fully vested interest in his or her IRA which is nonforfeitable.

Contributions and Deductions

The total permissible maximum annual contribution to an IRA is $5,000 for a taxable year (or such maximum annual contribution as may be allowed in any future taxable year), or a Contract Owner’s adjusted gross income received from salaries or the earnings attributed to professions or occupations, whichever is less. A married taxpayer who files a joint P.R. income tax return may contribute an additional $5,000 for a taxable year (or such maximum annual contribution as may be allowed in any future taxable year) to a separate IRA established by or for such Contract Owner’s spouse (even if said spouse derived no gross income from the above-mentioned sources) provided that their combined total contribution shall not exceed $10,000 for a taxable year, or the combined adjusted gross income received from salaries or the earnings attributed to professions or occupations, whichever is less. Such contributions are tax deductible for Puerto Rico income tax purposes, subject to the following limitations:

●	Excess IRA Contributions - If a Contract Owner contributes to an IRA an amount in excess of the maximum amount permissible and, the excess is not returned (along with the amount of net income attributable to such excess contribution) by no later than the deadline for the filing of such Contract Owner’s income tax return for the year with respect to which the excess IRA Contributions were made (including any applicable extension of the time for filing), the entire balance of such IRA will be deemed to have been distributed to such Contract Owner. The amount of an IRA treated as distributed will be subject to the “Distribution” and “Premature Distribution” rules described herein.

●	No IRA Contributions Permitted in Taxable Year in which a Contract Owner Attains 75 Years of Age - No IRA Contributions may be made to an IRA for the taxable year in which a Contract Owner attains 75 years of age or thereafter.

●	Deadline for IRA Contributions - IRA Contributions by a Contract Owner for a given taxable year must be made no later than the date prescribed by law for such Contract Owner to file his or her Puerto Rico income tax return for that year (including any applicable extension to the time for filing).

●	Investments in Life Insurance Not Permitted - That part of the IRA Contributions invested by the IRA in life insurance contracts shall not be deductible.

Distributions

The distribution to a Contract Owner of the entire balance accrued in an IRA must be made, or commenced to be made by, no later than the end of the year in which such Contract Owner reaches 75 years of age. Such distribution must occur at least at a minimum prescribed rate, as further described below.

●	Tax Treatment upon Distributions - Amounts distributed under the Contract shall be taxed under the rules applicable to a Contract that is not an IRA, except that the premiums paid for purposes of determining the cost to be recovered under the Contract shall be increased by the share of income distributed out of the Contract which is exempt from Puerto Rico income taxes. Premiums paid shall be excluded in the computation of cost to be recovered under the Contract.

●	Distribution for Purchase or Construction of First Principal Residence - Notwithstanding the preceding, the Puerto Rico income taxation on certain distributions from an IRA shall be deferred if a Contract Owner uses the amount distributed for the purchase or construction of such Contract Owner’s first principal residence and complies with the applicable requirements of the P.R. Code and the regulations issued thereunder as provided in Section 1081.02(d)(6) of the P.R Code.

●	Form of Distributions - The Contract Owner’s total interest in an IRA must be distributed on or before the closing of the taxable year in which he or she attains 75 years of age, unless such total interest distributed in periodic payments in such taxable year over; (i) the life of such Contract Owner or the lives of such Contract Owner and his or her spouse, or (ii) during a period that shall not extend beyond the life expectancy of such Contract Owner or the joint life expectancy of such Contract Owner and his or her spouse. Accordingly, if a Contract Owner does not choose a method of distribution on or before the closing of the taxable year in which he or she attains 75 years of age, the entire balance of a Contract Owner’s IRA will be distributed in a lump sum payment by the end of the taxable year in which he or she attains 75 years of age.

●	Death of a Contract Owner - Upon a Contract Owner’s death, the entire balance of such Contract Owner’s IRA must be distributed to such Contract Owner’s Beneficiary or Beneficiaries within a period of five (5) years from the death of such Contract Owner. Notwithstanding this, if (i) a Contract Owner elected to receive distributions from such Contract Owner’s IRA over a fixed term permitted by the P.R. Code and, (ii) such distributions have commenced, the distributions will continue as scheduled. The same rule applies at the death of the surviving spouse of a Contract Owner with respect to his or her Beneficiaries if distributions to the surviving spouse have commenced pursuant to Section 1081.02(b)(3) of the P.R Code.

Any distribution to a Contract Owner’s Beneficiary, upon the death of such Contract Owner, is subject to Puerto Rico inheritance rules and other applicable laws and regulations.

●	No Capital Gains Treatment - A lump sum distribution from a Contract Owner’s IRA is not eligible for capital gains treatment for Puerto Rico income tax purposes. However, Contract Owners should consult their own tax counsel to determine if a lump sum distribution from a Contract Owner’s IRA may qualify for the long-term capital gain treatment for Global Payment under Section 1023.08 of the P.R. Code.

Premature Distributions

Early Distribution Penalty - Distributions from a Contract Owner’s IRA may be made at any time but any actual or deemed distribution to the Contract Owner for whose benefit such account was established, is made before such Contract Owner attains 60 years of age is generally subject to a ten percent (10%) penalty on the amount includable in gross income, or fifteen percent (15%) for Contracts Owner who elected prepayment of earnings under P.R. Code Section 1023.23, unless the distribution is on account of:

i.	Contract Owner’s disability (as defined in the P.R. Code);

ii.	Contract Owner’s unemployment;

iii.	the need of funds to cover the expenses of a Contract Owner’s direct dependents in connection with their university studies;

iv.	the purchase or construction of a Contract Owner’s first principal residence (subject to compliance with certain requirements of the P.R. Code);

v.	the repair or reconstruction of a Contract Owner’s principal residence as a result of fire, hurricane, earthquake or other fortuitous cause;

vi.	the acquisition of a computer for a dependent of the Contract Owner within the second degree of consanguinity who is pursuing a university or lower level degree, up to an amount of $1,200 and only once every six (6) years;

vii.	the treatment of severe, chronic, degenerative and terminal disease of a family member up to the fourth degree of consanguinity and second degree of affinity; or

viii.	the avoidance of the imminent foreclosure or delay in the mortgage payments, including refinancing, of the Contract Owner’s principal residence due to loss of his employment or substantial reduction of income, up to the greater of fifty percent (50%) of the amount in the Contract or $20,000 (subject to the submission of evidence of need, circumstances and uses).

ix.	up to the maximum amount of twenty thousand (20,000) dollars, for the purchase of an efficient and environmental friendly renewal energy system for the Contract Owner’s residence, that is, every equipment or personal property, or combination of the same, that produces energy from renewable sources, such as, solar, wind, geothermical, oceanic, hydroelectric energy, or renewable fuels, without including fossil fuels. This withdrawal may be carried out once every ten (10) years.

x.	for the payment of child support past due of six month or more.

In addition, the Early Distribution Penalty shall not apply if the amount distributed is transferred by a Contract Owner to another IRA of such Contract Owner in a Rollover Contribution (as defined below) within 60 days of such Contract Owner’s receipt of the distribution, or if the amount distributed may be excluded from gross income. Regulation Article 1081.02(g)-1(a) states that the Early Distribution Penalty shall be imposed on a distribution to the “individual for whose benefit the account was established”. From this wording it can be reasonably interpreted that a distribution by reason of Beneficiary death should not subject to the penalty as the distribution is not one made to the deceased Beneficiary. This interpretation should be consulted with your tax counsel.

●	Withholding of the Early Distribution Penalty - The ten percent (10%) or fifteen percent (15%) penalty will be withheld from a distribution unless a Contract Owner provides the required evidence to Universal Life that the distribution is exempt from the penalty.

Special Prepayment Election and Increased Early Distribution Penalty

Under P.R. Code Section 1023.23 an Owner of a Contract that qualifies as an IRA may elect to prepay a tax equal eight percent (8%) of the accumulated balance in the Contract that would be includable in gross income upon actual or deemed distribution. The prepayment must have been made on or before April 30, 2015. The prepayment shall have the effect of increasing Owner’s tax basis in the Contract for an amount equal to the unrealized appreciation for which the special tax of eight percent (8%) was paid. The Early Penalty Distribution rate discussed above is increased from ten percent (10%) to fifteen percent (15%) with respect to a distribution from a Contract for which an election under P.R. Code Section 1023.23 was made or an amount rolled over from such Contract. In the computation of the amount of gross income subject to the penalty, the increase in tax basis attributable to the election under P.R. Code 1023.23 shall be ignored.

IRA May Not Be Used as Collateral

A Contract Owner’s interest in an IRA or in assets held in such IRA may not be used as security for a loan, and any amount so utilized shall be deemed to have been distributed to such Contract Owner and may be subject to the ten percent (10%) or fifteen percent (15%) penalty for premature distributions described above.

No Policy Loans

If a Contract Owner borrows any sum of money under, or using said contract during any taxable year, the Contract shall cease to be an IRA as of the first day of said taxable year, and the Contract Owner shall include in his gross income for said year a sum equal to the fair market value of said policy on the first day of said year and may be subject to the ten percent (10%) or fifteen percent (15%) penalty for premature distributions described above.

Rollover Distribution

Amounts distributed from an IRA established by a Contract Owner or from a pension, profit-sharing or stock bonus plan described in Section 1081.01 of the P.R. Code (the “Qualified Plan”) may be transferred to another IRA established by such Contract Owner, (these IRA Contributions being referred to as “Rollover Contributions”) in an amount not greater than the maximum amount described above. A Rollover Contribution is, however, not tax-deductible for the year with respect to which such Rollover Contribution is made. If a Rollover Contribution is made by a Contract Owner who received the amount involved as a distribution from another IRA of such Contract Owner or a Qualified Plan, the transfer must be made not later than 60 days of the receipt of the distribution. If the transfer is made, but not on a timely basis, the transfer may well result in an excess IRA Contribution as referred to under the “Excess IRA Contributions” section above with the adverse consequences which pertain to excess IRA Contributions. Only one transfer from one IRA to another IRA can be made in any one-year period ending on the date of receipt of the distribution being transferred.

The Contract Owner should consult his or her tax counsel since to the extent that the Contract is treated as an endowment contract for purposes of the P.R. Code a Rollover Contribution to the Contract may not be allowed.

An individual retirement account maintained under the United States Internal Revenue Code of 1986, as amended, is generally not an IRA under the P.R. Code to or from which assets of a Puerto Rico IRA may be transferred.

Required Filings

A Contract Owner must report annually the IRA Contributions on such Contract Owner’s Puerto Rico income tax return in order to qualify for the Puerto Rico income tax deduction and benefits of an IRA.

Taxation of the IRA

A Contract Owner is not subject to Puerto Rico income taxes on the income generated by the assets held in an IRA until a distribution is made or treated as made under the P.R. Code. An IRA may be subject to tax on its unrelated business income under P.R. Code Section 1102.01.

Nondeductible Individual Retirement Account

A Nondeductible IRA is an IRA that is designated as such when established, but to which certain special rules apply.

Contributions

No deduction will be allowed to the Contract Owner with respect to contributions to a Nondeductible IRA. In addition, the annual nondeductible contribution to a Nondeductible IRA; (i) must be made by the due date of the income tax return (including extensions) of the taxable year for which the contribution is made; (ii) is limited to the annual limitation amount applicable to a deductible IRA, but reduced by the amount of contributions for the taxable year made to all other IRAs (other than nondeductible IRAs) maintained for the benefit of the Contract Owner, and (iii) may be made after the Contract Owner has reached age 70 ½.

Distributions

A Qualified Distribution from a Nondeductible IRA may be excluded from the Contract Owner’s gross income and, therefore, will not be subject to Puerto Rico income taxes. A Qualified Distribution is defined as a distribution that is; (i) made on or after the date on which the Contract Owner reaches the age of 60, (ii) made to a Beneficiary by reason of death of the Contract Owner, or (iii) a Premature Distribution not subject to the Early Distribution Penalty (see previous discussion of Premature Distributions). In addition, a Nondeductible IRA is not subject to the mandatory age distribution provision applicable to a Deductible IRA.

A distribution that is not a Qualified Distribution must be included in the gross income to the extent that it exceeds the basis of the Contract Owner in the Nondeductible IRA. Generally, for these purposes, the tax basis of the Contract Owner shall consist of the contributions to the nondeductible IRA, plus Qualified Rollovers (as defined below) and tax-exempt income earned thereon. A distribution that is not a Qualified Distribution may be subject to Premature Distribution penalty (See “Premature Distributions”).

Rollover Contributions

A distribution may be rolled over to a Nondeductible IRA only if the rollover is a “Rollover”. A Qualified Rollover is generally defined as: (i) a rollover from an IRA or another Nondeductible IRA to a Nondeductible IRA, provided that it meets the criteria applicable to rollovers to a Deductible IRA without taking in consideration the limitation related to rollover of distributions received within the preceding year (see above discussion Rollover Distributions); (ii) a rollover within the following 60 days of receiving the entire distribution from a retirement plan qualified under Section 1081.01 of the P.R. Code but only if such distribution is a total distribution within a single taxable year by reason of separation from service of the employee; and (iii) a rollover of the balance of the savings account of participants in the Retirement Saving Account Program created under Act 447 of 1951 but only if such rollover meets the requirements of Article 3-109(B)(5) of such Act 447.

Amounts distributed by a Deductible IRA or a retirement plan qualified under Section 1081.01 of the P.R. Code may not be excluded from gross income by reason of been rolled over into a Nondeductible IRA and shall generally be considered distributed and includible in Gross Income, as defined by Section 1082.03(d)(4)(A)(i). However, the penalty shall not apply to a Premature Distribution transferred to a Nondeductible IRA pursuant to a Qualified Rollover.

Collateral

A Contract Owner’s interest in a Nondeductible IRA or in assets held in such IRA may not be used as security for a loan, and any amount so utilized shall be deemed to have been distributed to such Contract Owner and may be subject to the Early Distribution Penalty For Premature Distributions described above.

Taxation of Distributions by Reason of Disaster Declared by the Governor of Puerto Rico

Pursuant to Section 1081.02(d)(1) of the P.R. Code and subject the terms established by the Secretary in response to a disaster declaration by the Governor of Puerto Rico the first ten thousand ($10,000) dollars paid or distributed to cover Eligible Expenses from a Deductible IRA’s may be excluded from gross income, and any distribution in excess of the first ten thousand ($10,000) dollars excluded from gross income but not exceeding one hundred thousand ($100.000) dollars will be subject to a special tax of ten (10) percent, in lieu of any other tax, including the ABT. The amount distributed shall be determined on an aggregate basis considering all distributions from Deductible IRAs and qualified employees’ retirement plans. For the special tax to apply the ten (10) percent tax, will be required to withheld at source. Under Section 1081.01(b)(1)(D)(vi)(II) the term “Eligible Expenses” is broadly defined as expenses, either ordinary or extraordinary, incurred by an individual, spouse, ascendants, and/or descendants, to compensate for any loss or damage, and/or to cover basic needs suffered as a result of natural disaster. The Secretary is authorized to establish by regulation, administrative determination, circular letter or information bulletin of general application the documents that the participant or beneficiary must submit in connection with a disaster distribution.

The above treatment is afforded under Section 1081.02(d)(1) of the P.R. Code. Section 1081.02(d)(5) provides that the treatment under Section 1081.02(d)(1) shall not apply to an individual retirement annuity. On the other hand, Section 1081.02(d)(1)(J)(v) includes insurance companies as entities that may be subject to the distribution procedures to be prescribed by the Secretary with respect to the above special treatment. You should consult your tax counsel in relation to the application of the above treatment to Contracts qualified as an individual retirement annuity under the P. R. Code.

United States Federal Income Taxes

Introduction

The Contract is designed for use for retirement income purposes by individuals who are bona fide residents of Puerto Rico pursuant to sections 933 and 937(a) of the U.S. Internal Revenue Code and who, together with all other parties to the Contract, including beneficiaries, remain bona fide residents of Puerto Rico prior to and during the Annuitization period. Also, the Contract may be sold to certain Agent Trusts and Qualified Trusts (as previously explained). The discussion contained herein is general in nature and is not intended as tax advice. Thus, you are advised that any discussion of tax issues herein is not intended or written to be used as an opinion to avoid penalties imposed under the U.S. Internal Revenue Code.

Universal Life Insurance Company’s Tax Status under the U.S. Internal Revenue Code

Universal Life is a life insurance company organized under the laws of and doing business in Puerto Rico. Universal Life’s primary place of business is in Puerto Rico. Universal Life has obtained a legal opinion confirming that for purposes of the U.S. Internal Revenue Code Universal Life is not engaged in a trade or business in the United States. It is the intention of Universal Life not to enter into activities that may be construed as conducting a trade or business in the United States for purposes of the U.S. Internal Revenue Code. The Variable Account and Sub-Accounts are not separate entities and for U.S. federal income tax purposes their operations are part of Universal Life.

Since Universal Life is a foreign corporation not engaged in a trade or business in the United States, and the Variable Accounts and Sub-Accounts are not separate entities, any fixed and determinable annual and periodical income from sources within the United States earned by Universal Life through the Variable Accounts and Sub-Accounts may be subject to U.S. withholding taxes. U.S. Source income that may be subject to tax includes, but is not limited to, interest that is not otherwise exempt (i.e., portfolio interest), and dividends on shares of stock of U.S. organized corporations that are held through the pools of assets or mutual funds in which these accounts invest. The US withholding tax rate on such interest and dividends is 30% and 10% respectively.

The economic consequences of such U.S. withholding taxes on the income of the Sub-Account are passed-through to the Contract Owner as a reduction in value of the Sub-Accounts and the Contract.

General Federal Income Tax Requirements for Annuities

Section 72 of the U.S. Internal Revenue Code governs generally the taxation of annuities. While there is no one general definition of “annuity” in the U.S. Internal Revenue Code, the essential characteristic of an annuity contract is that it provides for the payment of periodic payments that amortize principal (i.e., amounts to be received as an annuity). For a contract to be treated as an annuity contract for federal income tax purposes, section 72(s) of the U.S. Internal Revenue Code, however, requires that the contract provide that distributions be made in accordance with the following rules:

(1)	If any Contract Owner dies on or after the Annuitization Date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the Contract Owner’s death.

(2)	If any Contract Owner dies before the Annuitization Date, then the entire interest in the contract (consisting of either the Death Benefit or the Contract Value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the Contract Owner’s death.

These above requirements will be satisfied as to any interest payable to or for the benefit of a Designated Beneficiary if it is distributed over the life of the Designated Beneficiary or over a period not longer than the life expectancy of the Designated Beneficiary. Payments must begin within one year of the Contract Owner’s death unless otherwise permitted by U.S. income tax regulations. A Designated Beneficiary is the person designated by the Contract Owner as a Beneficiary and to whom ownership of the contract passes by reason of the death, and must be a natural person. Universal Life believes and has received a legal opinion that the Contract contains the requisite U.S. Internal Revenue Code section 72(s) provisions.

Furthermore, section 817(h) of the U.S. Internal Revenue Code generally requires that a variable annuity contract that is based on a separate account be adequately diversified to be taxed as an annuity contract. The Internal Revenue Service has published regulations prescribing diversification standards to be met by nonqualified variable annuity contracts as a condition to being taxed as annuities under section 72 of the U.S. Internal Revenue Code. The standards provide that investments of a segregated asset account (or Sub-Account) are adequately diversified if no more than (1) 55% of the value of its assets is represented by any one investment, (2) 70% is represented by any two investments, (3) 80% is represented by any three investments, and (4) 90% is represented by any four investments. Without regard to whether the Contract is a “variable contract” within the meaning of section 817(d) of the U.S. Internal Revenue Code, Universal Life will administer the Variable Account so that the Sub-Accounts meet the U.S. Internal Revenue Code section 817(h) diversification standards imposed by the Internal Revenue Service.

In addition, a contract that purports to be an annuity contract has been held not to be an annuity for purposes of the U.S. Internal Revenue Code, if the contract is part of an arrangement under which the Contract Owner is in substance the Owner of the investment assets underlying the purported annuity. In general, the position of the Internal Revenue Service as set forth in rulings is that the policy Owner is the direct Owner of the assets underlying the variable annuity contract if either: (i) the assets held in the separate account under the variable annuity are available to members of the general public; or (ii) the Contract Owner has the power to direct the custodian to sell, purchase, or exchange specific assets held under the annuity or has significant ownership rights as to warrant their direct ownership of the assets for tax purposes. Rev. Rul. 2003-91, 2003-2 C.B. 347; Rev. Rul. 2003-92, 2003-2 C.B. 350; Rev. Rul. 82-54, 1982-1 C.B. 11; Rev. Rul. 81-225, 1981-2 C.B. 12; Rev. Rul. 80-274, 1980-2 C.B. 27; and Rev. Rul. 77-85, 1977-1 C.B. 12. Universal Life believes that it is the legal Owner of the assets in the Variable Account and all the Sub-Accounts. Universal Life believes and has received a legal opinion that Universal Life will be treated as the Owner of the assets underlying the Contract for U.S. federal income tax purposes.

Federal Income Taxation of Annuities Owned by Puerto Rico Residents

United States citizens are taxed on their world-wide income. Thus, under the general rules, United States citizens who are residents of Puerto Rico are subject to tax by the United States on income from all sources. However, section 933 of the U.S. Internal Revenue Code provides that gross income from sources within Puerto Rico is exempt from United States federal income taxation, if the income is derived by bona fide resident of Puerto Rico pursuant to U.S. Internal Revenue Code section 937(a) and the regulations promulgated thereunder. Section 937(b) provides that rules similar to the rules for determining whether income is from sources within the United States should be used for purposes of determining whether income is from sources within Puerto Rico. However, U.S. Internal Revenue Code. Treas. Reg. § 1.937-2(c) (2) provides an anti-abuse rule that income shall be considered to be from sources with the United States if, pursuant to a plan or arrangement the income is received in exchange for consideration provided to another person and such person (or another person) provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. The Contract is designed for purchase by individuals, who together with all the other parties to the Contract (including beneficiaries), are and remain bona fide residents of Puerto Rico prior to and during the Annuitization period; however, Universal Life makes no attempt to determine whether such individuals are bona fide residents of Puerto Rico, within the meaning of sections 933 and 937(a) of the U.S. Internal Revenue Code.

Although there is no specific provision in the U.S. Internal Revenue Code that addresses the issue of whether income on a variable annuity contract issued by a foreign insurance company generates U.S. or foreign-source income, Rev. Rul. 2004-75, 2004-2 C.B. 109, adopts the place of incorporation of the insurance company issuing the contract to determine the source of the income. Under such interpretation, income under an annuity contract issued by a Puerto Rico company is Puerto Rico source income.

The Contract is intended to meet the requirements of an annuity contract for U.S. federal income tax purposes. Universal Life will interpret and administer the Contract in accordance with the requirements of the sections 72(s) and 817(h) of the U.S. Internal Revenue Code, and reserves the right to amend the Contract to comply with the requirements set out in the U.S. Internal Revenue Code and regulations and rulings thereunder, as they may exist from time to time. Universal Life has obtained a legal opinion that the Contract should be considered an annuity contract for federal income tax purposes and that Universal Life should be treated as the Owner of the investment assets in the Variable Account, that the income from the Contract should be treated as Puerto Rico source income, and that conduit arrangement anti-abuse rule is not likely to be applied to the Contract. Such opinions are based on the United States income tax laws as interpreted by the Internal Revenue Service at the time of the opinion, but the opinion provides no guarantee that the Internal Revenue Service will so conclude. Prospective purchasers of the Contract or Contract Owners planning to exercise an option under the Contract should consult their own tax advisers to determine the possible tax consequences applicable for their individual situations.

Transfers, Assignments, or Exchanges of a Contract

A transfer of ownership of the Contract, the designation of an Annuitant who is not also the Owner, or the exchange of the Contract may result in tax consequences to the Contract Owner. For example, a sale, exchange, or other disposition of the Contract may give rise to a gain or loss equal to the difference between the fair market value of the Contract and the adjusted tax basis of the Contract in the hands of the Owner. The gain derived from the sale, exchange or other disposition of the Contract by a Resident of Puerto Rico should constitute income from sources within Puerto Rico, and should not be includable in the gross income of the Resident of Puerto Rico pursuant to section 933 of the U.S. Internal Revenue Code. Limitations on a deduction of a loss may be imposed, such as for a loss allocable to or chargeable against amounts so excluded from gross income by the Resident of Puerto Rico’s.

However, section 1035(a) of the U.S. Internal Revenue Code provides generally that no gain or loss shall be recognized on the exchange of an annuity contract for an annuity contract. Whether or not an exchange for the Contract qualifies under this provision will depend on the character of the contract being exchanged and the manner in which the exchange is accomplished. In addition, U.S. Internal Revenue Code section 1035(c) provides that, “to the extent provided in regulations,” section 1035(a) shall not apply to any exchange having the effect of transferring property to any person other than a United States person. No regulations have been issued to date to implement this provision. Accordingly, a Contract Owner contemplating any such transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Early Distribution Penalty

The U.S. Internal Revenue Code imposes a penalty of 10% if a distribution from an annuity contract is made before the Contract Owner reaches age 59½. Since the amount of the penalty is equal to 10% of the portion of any distribution from an annuity contract that is includable in gross income for federal income taxes, such penalty will not be imposed on a distribution from the Contract that is excludable from gross income by a Puerto Rico Resident under section 933 of the U.S. Internal Revenue Code.

Agent Trusts

Generally, annuity contracts owned by non-natural persons (e.g., corporations, partnerships, trusts, and similar entities) are not treated as annuity contracts under section 72(u) of the U.S. Internal Revenue Code, and the income on the contract for any taxable year is taxed as ordinary income during such taxable year. These provisions do not apply to a Contract that is held by a trust or other entity as an agent for a natural person (i.e., an individual). Thus, if a trust holds the Contract for an individual Beneficiary of the trust, the consequences of ownership by a non-natural person may not apply.

To the extent an Agent Trust is a grantor trust for U.S. federal income tax purposes, the grantor of the Agent Trust may be deemed the direct owner of the Contract such that the Contract will not be treated as owned by a non-natural person. The grantor-owner of the Contract may be subject to United States federal income taxes under the rules described above for an individual Resident of Puerto Rico. But see U.S. Treas. Reg. section 1.937-1(b) (3) which provides that “juridical” persons (e.g., trusts) do not qualify for the provisions of section 933. A trustee or fiduciary should review its trust documents and consult its own tax advisers in order to determine if the trust is an Agent Trust.

Qualified Trusts

Section 72(u) of the U.S. Internal Revenue Code might disqualify the Contract as an annuity contract in the hands of a Qualified Trust if the Trust qualifies as a U.S. person because it would not be a trust under a plan described in Section 401(a) of the U.S. Internal Revenue Code. Section 401(a) applies to trusts created or organized in the United States. However, assuming that a Qualified Trust is properly established under P.R. law, and that no U.S. court is able to exercise primary supervision over it and one or more U.S. persons do not have authority to control all substantial decisions of the trust (i.e., it is not a U.S. person under U.S. Internal Revenue Code section 7701(a) (30) (E) and (a) (31)), the Qualified Trust would not be subject to U.S. federal income tax. Whether a trust that is a Qualified Trust is a U.S. person for federal income taxes depends on the facts and circumstances of each trust, which may change from year to year. In any case, because a Qualified Trust is exempt from income taxation under Section 501 of the U.S Internal Revenue Code, earnings accumulated or distributed under the Contract as well as any gain realized from the sale or exchange of the Contract should not be subject to income tax. Each fiduciary of a trust should seek advice from its tax counsel to assess if the trust is a Qualified Trust, and whether it might be a U.S. person.

Federal Estate and Gift Taxes

A Contract Owner who at the time of his death was a domicile of Puerto Rico and who acquired United States citizenship solely by reason of citizenship, birth or residence in Puerto Rico will be considered a nonresident not a citizen of the United States for purposes of the estate and gift taxes imposed under the U.S. Internal Revenue Code.

A nonresident not citizen of the United States is subject to United States federal estate taxes on the part of his estate that at the time of death is located in the United States. In absence of specific provisions under the U.S. Internal Revenue Code, the rule applicable to a debt obligation appears an adequate rule to determine the location of an annuity contract for federal estate tax purposes. Under these criteria, the Contract should be considered property situated outside the United States, and therefore, not includible in the taxable estate of a Contract Owner who at the time of death was domiciled in Puerto Rico and acquired United States citizenship solely by reason his birth or residence in Puerto Rico.

A donor who at the time of a gift of the Contract was domiciled in Puerto Rico and acquired his United States citizenship solely by reason his citizenship, birth or residence in Puerto Rico will be considered a nonresident not a citizen of the United States for purposes of the gift taxes imposed under the U.S. Internal Revenue Code. A nonresident not citizen of the United States is subject to United States federal gift taxes on the transfer by gift of certain tangible property located in the United States. Thus, a transfer by gift of the Contract is not subject to gift tax if the donor is domiciled in Puerto Rico and acquired United States citizenship solely by reason of his citizenship, birth or residence in Puerto Rico.

A domicile of Puerto Rico is generally an individual who is a Resident of Puerto Rico with no definite present intention of living elsewhere. Thus, each individual should consult his or her tax counsel to assess if he or she is domiciled in Puerto Rico. In addition, an individual domiciled in Puerto Rico who acquired his U.S. citizenship by reason other than his citizenship, birth or residence in Puerto Rico should seek advice from his tax counsel since a Contracts held by these U.S. citizens may be subject to U.S. federal estate and gift taxes upon transfer of the Contract by reason of death or a gift.

Certain ERISA Considerations

A fiduciary of a pension, profit- sharing, retirement, or other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (each such plan, a “Plan”), should consider the fiduciary standards under ERISA in the context of the Plan’s particular circumstances and consult with its counsel before authorizing an investment of such Plan’s assets in a Contract.

Tax Changes

The foregoing tax information is based on our understanding of U.S. and Puerto Rico tax laws. It is NOT intended as tax advice. All information is subject to change without notice. Furthermore, the determination whether the Contract qualifies as an annuity and endowment contract under the P.R. Code and as an annuity under the U.S. Internal Revenue Code depends on Universal Life continued compliance with the applicable provisions of the P.R. Code and the U.S. Internal Revenue Code relating to the classification of a particular instrument as an annuity or endowment contract.

Statements and Reports

Universal Life will mail Contract Owners statements and reports. Therefore, Contract Owners should promptly notify Universal Life of any address change.

These mailings will contain:

●	Statements showing the Contract’s quarterly activity;

●	Confirmation statements showing transactions that affect the Contract’s value. Confirmation statements will not be sent for recurring transactions (i.e., Dollar Cost Averaging). Instead, confirmation of recurring transactions will appear in the Contract’s quarterly statements;

●	Annual and Semi-Annual Reports containing financial statements for the Variable Account and such other information as is required to be provided pursuant to the requirements of the 1940 Act.

Contract Owners should review statements and confirmations carefully. All errors or corrections must be reported to Universal Life immediately to assure proper crediting to the Contract.

Legal Proceedings

There are no pending legal proceedings that are likely to have a material adverse effect on Universal Life, Universal Financial Services or the Variable Account.

Financial Statements

The statutory basis financial statements of Universal Life are included in Appendix F of the Statement of Additional Information. The financial statements of the Variable Account are incorporated herein by reference (https://www.sec.gov/Archives/edgar/data/1864054/000182912622005265/universallife_ncsr.htm) from the Variable Account’s Annual Report on Form N-CSR for the year ending December 31, 2021. The statutory basis financial statements of Universal Life that are included in Appendix F are different from the financial statements of the Variable Account. The statutory basis financial statements of Universal Life should be considered only as bearing upon the ability of Universal Life to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

APPENDIX A

Investment Options Available Under the Contract

The following is a list of Investment Options available under the Contract. The current expenses and performance information below reflects Contract fees and expenses that are paid by each investor. Depending on the optional benefits you choose, you may not be able to invest in certain Investment Options.

Each Investment Option’s past performance is not necessarily an indication of future performance.

Type/ Investment Objective	Investment Option Adviser/Subadviser	Current Expenses(1) “(excluding optional benefit expenses)”	Average Annual Total Returns(1) (as of 12/31/21)
			1 year	5 year	10 year
Asset Allocation	Universal VIA Asset Allocation – Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.56%	14.32%	15.77%	19.41%
Asset Allocation	Universal VIA Asset Allocation – Moderate Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.48%	10.22%	12.42%	14.50%
Asset Allocation	Universal VIA Asset Allocation – Moderate Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.61%	5.20%	7.62%	9.08%
Asset Allocation	Universal VIA Asset Allocation – Conservative Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.60%	2.94%	5.40%	6.30%
Asset Allocation	Universal VIA Asset Allocation – International Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.90%	7.48%	11.35%	9.42%
Money Market	Universal VIA – Money Market Portfolio Adviser: Universal Financial Services	2.32%	-0.57%	-0.27%	-0.50%

(1)	These expenses and Total Returns are for the B Class of shares with a 1.40% Variable Account Charge and do not reflect the additional charge for the One-Year Enhanced Death Benefit Option.

Investment Restrictions

If you elected the Principal Protection rider or the Income for Life rider, which are both no longer available for purchase, your Contract is subject to investment restrictions which limit the available Investment Options. The available Investment Options for each benefit are listed below.

●	Moderate Portfolio	●	Conservative Portfolio	●	Money Market Portfolio

A-1

APPENDIX B

Additional Information About the Investment Options

List of Underlying Funds

The following lists contain the names of the underlying funds in which the Sub-Accounts may invest, as of the date hereof and it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies, expenses and risks of each underlying fund, please refer to the information about such underlying fund which is contained in that underlying fund’s prospectus, available at https://www.transamerica.com/investments-fund-center.

Growth Portfolio:

Transamerica Capital Growth I2
Transamerica Emerging Market Opps I2
Transamerica Energy Infrastructure I2
Transamerica Government Money Market I2
Transamerica International Equity I2
Transamerica International Focus I2
Transamerica International Sm Cp Val I2
Transamerica International Stock I2
Transamerica Large Cap Value I2
Transamerica Mid Cap Growth I2
Transamerica Mid Cap Value I2
Transamerica Mid Cap Value Opps I2
Transamerica Small Cap Growth I2
Transamerica Small Cap Value I2
Transamerica Small/Mid Cap Value I2
Transamerica Sustainable Equity Inc I2
Transamerica US Growth I2

Moderate Growth Portfolio:

Transamerica Bond I2
Transamerica Capital Growth I2
Transamerica Core Bond I2
Transamerica Emerging Markets Debt I2
Transamerica Emerging Markets Opps I2
Transamerica Energy Infrastructure I2
Transamerica Floating Rate I2
Transamerica Government Money Market I2
Transamerica High Yield Bond I2
Transamerica Inflation Opps I2
Transamerica Intermediate Bond I2
Transamerica International Equity I2
Transamerica International Focus I2
Transamerica International Sm Cp Val I2
Transamerica International Stock I2
Transamerica International Value I2
Transamerica Large Cap Value I2
Transamerica Mid Cap Growth I2
Transamerica Mid Cap Value I2
Transamerica Mid Cap Value Opps I2
Transamerica Short-Term Bond I2
Transamerica Small Cap Growth I2
Transamerica Small Cap Value I2
Transamerica Small/Mid Cap Value I2
Transamerica Total Return I2
Transamerica Unconstrained Bond I2
Transamerica US Growth I2

Moderate Portfolio:

Transamerica Bond I2
Transamerica Capital Growth I2
Transamerica Core Bond I2
Transamerica Emerging Markets Debt I2
Transamerica Emerging Markets Opps I2
Transamerica Energy Infrastructure I2
Transamerica Floating Rate I2
Transamerica Government Money Market I2
Transamerica High Yield Bond I2
Transamerica Inflation Opps I2
Transamerica Intermediate Bond I2
Transamerica International Equity I2
Transamerica International Focus I2
Transamerica International Sm Cp Val I2
Transamerica International Stock I2
Transamerica Large Cap Value I2
Transamerica Mid Cap Growth I2
Transamerica Mid Cap Value I2
Transamerica Mid Cap Value Opps I2
Transamerica Short-Term Bond I2
Transamerica Small Cap Growth I2
Transamerica Small Cap Value I2
Transamerica Small/Mid Cap Value I2
Transamerica Sustainable Equity In I2
Transamerica Total Return I2
Transamerica Unconstrained Bond I2
Transamerica US Growth I2

Conservative Portfolio:

Transamerica Bond I2
Transamerica Capital Growth I2
Transamerica Core Bond I2
Transamerica Emerging Markets Debt I2
Transamerica Emerging Markets Opps I2
Transamerica Energy Infrastructure I2
Transamerica Floating Rate I2
Transamerica Government Money Market I2
Transamerica High Yield Bond I2
Transamerica Inflation Opps I2
Transamerica Intermediate Bond I2
Transamerica International Equity I2
Transamerica International Focus I2
Transamerica International Sm Cp Val I2
Transamerica International Stock I2
Transamerica Large Cap Value I2
Transamerica Mid Cap Growth I2
Transamerica Mid Cap Value I2
Transamerica Mid Cap Value Opps I2
Transamerica Short-Term Bond I2
Transamerica Small Cap Growth I2
Transamerica Small Cap Value I2
Transamerica Small/Mid Cap Value I2
Transamerica Sustainable Equity Inc I2
Transamerica Total Return I2
Transamerica Unconstrained Bond I2
Transamerica US Growth I2

International Growth Portfolio:

Transamerica Emerging Markets Equity I2
Transamerica International Equity I2
Transamerica International Focus I2
Transamerica International Sm Cp Val I2
Transamerica International Stock I2
Transamerica Government Money Market I2

Money Market Portfolio:

Transamerica Money Market Fund I2

Risk Factors

The value of your purchase payments invested in the various Sub-Accounts in your Contract are not guaranteed and will increase and decrease according to the investment performance of the underlying mutual funds. You assume the investment risk of the purchase payments allocated to the various Sub-Accounts in your Contract. You should review the investment objectives of each Sub-Account carefully before allocating purchase payments to any Sub-Accounts.

Value of Investments in Underlying Mutual Funds

An investment in any of the Sub-Accounts carries with it certain risks, including the risk that the value of the investments in mutual funds through the Sub-Account, will decline and you could lose money. This could happen if the financial investment markets as a whole decline in value or if the investments made by a mutual fund held by a Sub-Account in which you have invested declines in value. You should review the prospectuses of the underlying mutual funds carefully and analyze the risk factors disclosed therein that are applicable to each Sub-Account. Some of such risks are as follows:

Equity Risk – Common stocks and other similar equity securities are the riskiest investments in a company and they fluctuate more in value than bonds. An underlying mutual fund could lose all of its investment in a company’s stock.

Industry Concentration Risk – Certain underlying mutual funds may concentrate their investments in a given industry or business segment. Such concentration may increase such underlying mutual fund’s costs or fluctuations in the value of its investment portfolio.

Credit and Interest Rate Risks – The underlying mutual funds may invest in bonds and other income-producing securities, such as preferred stock. These securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond or other income-producing security will not make interest or principal payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. The value of bonds generally can be expected to fall when interest rates rise. Interest rate risk is the risk that interest rates will raise, so that value of an underlying mutual fund’s investments in bonds will fall. The impact of changes in the general level of interest rates on lower quality bonds may be greater than the impact on higher quality bonds.

Non-Diversification Risk – Certain underlying mutual funds may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations on the underlying fund’s Net Asset Value as a result of changes in the market’s assessment of the financial condition of such issuers.

Foreign Securities Risk – Certain underlying mutual funds invest primarily in American Depositary Receipts (“ADRs”) representing interest in foreign issuers. While ADRs are not necessarily denominated in the currencies of the foreign securities they represent, they are subject to many of the risks associated with foreign securities. Such risks can increase the chances that the applicable underlying mutual funds will lose money. These risks include difficulty in pricing securities, defaults on foreign government securities, difficulties enforcing favorable judgments in foreign courts and political and social instability. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Illiquid Securities – Some of the underlying mutual funds may invest some of their funds in illiquid securities. Illiquid securities face the risk that they may not be readily sold, particularly at times when it is advisable to avoid losses.

Commodities – To the extent the portfolio invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Counterparty – The portfolio will be subject to credit risk (that is, where changes in an issuer’s financial strength or credit rating may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. If counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Manager – The portfolio is subject to the risk that the Portfolio Construction Manager’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the Portfolio Construction Manager to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Portfolio Construction Manager. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

Risk Factors Applicable to ALL FIVE of the Asset Allocation Portfolios. In addition to the risk factors discussed above, the Growth, Moderate Growth, Moderate, Conservative, and International Portfolios may be subject to the following risks:

●	Asset Allocation – The Portfolio Construction Manager allocates the portfolio’s assets among various asset classes and underlying funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform.

●	Commodities – To the extent the portfolio invest in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

●	Counterparty – The portfolio will be subject to credit risk (that is, where changes in an issuer’s financial strength or credit rating may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. If counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

●	Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

●	Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

●	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

●	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.

●	Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

●	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

●	Interest Rate – Interest rates in the U.S. have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

●	Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments that have a leveraging effect on the portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

●	Manager – The portfolio is subject to the risk that the Portfolio Construction Manager’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the Portfolio Construction Manager to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

●	Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the Portfolio Construction Manager. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

●	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

●	Underlying Funds – Because the portfolio invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the portfolio invests more of its assets in one underlying fund than in another, the portfolio will have greater exposure to the risks of that underlying fund. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying fund.

●	Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.

Additional Risk Factors Applicable to the Moderate Growth, Moderate, and Conservative Portfolios In addition to the risk factors discussed above, the Moderate Growth, Moderate, and Conservative Portfolios may be subject to the following risks:

●	Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

●	Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile.

●	Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the fund not receiving proceeds from the sale of a loan for an extended period. As a result, the fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

●	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

●	Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

●	Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

●	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Additional Risk Factors Applicable to the Conservative Portfolio: In addition to the risk factors discussed above, the Conservative Portfolio may be subject to the following risks:

●	Counterparty – The portfolio will be subject to credit risk (that is, where changes in an issuer’s financial strength or credit rating may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. If counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Risk Factors Applicable to the International Growth Portfolio. In addition to the risk factors discussed above, the International Growth Portfolio may be subject to the following risks:

●	Asset Allocation – The Portfolio Construction Manager allocates the portfolio’s assets among various underlying funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other investments with a similar strategy.

●	Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

●	Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

●	Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

●	Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of investment in the portfolio will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

●	Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

●	Increase in Expenses – Actual costs of investing in the portfolio may be higher than expected for a variety of reasons. For example, expense ratios may be higher than expected if average net assets decrease. Net assets are more likely to decrease and the portfolio expense ratios are more likely to increase when markets are volatile.

●	Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of the portfolio’s investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

●	Underlying Funds – Because the portfolio invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Each of the underlying funds in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the portfolio invests more of its assets in one underlying fund than in another, the portfolio will have greater exposure to the risks of that underlying fund. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds in which it invests.

Risk Factors Applicable to the Money Market Portfolio

An investment in this portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio, and such loss is more likely in a low interest rate environment.

In addition, you should be aware that there have been a very small number of money market funds in other fund complexes that, in the past, have failed to pay investors $1.00 per share for their investment in those funds (this is referred to as “breaking the buck”), and any money market fund may do so in the future. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the portfolio to maintain a $1.00 per share Net Asset Value. You should also be aware that Universal and its affiliates are under no obligation to provide financial support to the portfolio or take other measures to ensure that you receive $1.00 per share for your investment in the portfolio. You should not invest in the portfolio with the expectation that any such action will be taken.

There is no assurance that the portfolio will meet its investment objective. The portfolio could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks such as:

●	Banking Industry – The portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks and other financial services companies, and thus will be more susceptible to negative events affecting the worldwide financial services sector. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

●	Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

●	Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

●	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

●	Interest Rate – The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have recently been at historically low levels. The portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

●	Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

●	Manager – The underlying fund is actively managed by such fund’s sub-adviser. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the sub-adviser may not produce the desired results.

●	Market – A change in interest rates or a decline in the market value of a portfolio investment, lack of liquidity in the bond markets, real or perceived adverse economic or political conditions, inflation, or other market events could cause the value of your investment in the portfolio, or its yield, to decline. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. Whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.

●	Money Market Fund Reform – New requirements for money market funds will take effect over the course of 2015 and 2016. The new regulations will impact funds differently depending upon the types of investors that will be permitted to invest in a fund, and the types of securities in which a fund may invest. “Retail” money market funds will generally limit their beneficial owners to natural persons. All other money market funds will be considered to be “institutional” money market funds. “Prime” money market funds will be permitted to invest primarily in corporate or other non-government securities, “U.S. government” money market funds will be required to invest a very high percentage of their assets in U.S. government securities and “municipal” money market funds will be required to invest significantly in municipal securities. Under the new requirements, institutional prime money market funds and institutional municipal money market funds will be required to sell and redeem shares at prices based on their market value (a floating Net Asset Value). Retail money market funds and institutional U.S. government money market funds will not be subject to the floating Net Asset Value requirement. The new rules will also permit or require both retail and institutional money market funds to impose liquidity fees and suspend redemptions temporarily in certain circumstances. As a result, money market funds will be required to implement changes that will impact and may adversely affect the funds and their investors.

●	Portfolio Selection – The underlying fund’s sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates, may be incorrect.

●	Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, and that could affect the portfolio’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the underlying fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the underlying fund could have an adverse impact on the remaining shareholders in the fund. In addition, the underlying fund may suspend redemptions when permitted by applicable regulations.

●	Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio’s ability to dispose of the underlying securities may be restricted.

●	U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. Although the U.S. government has provided financial support to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

●	Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately. For example, Transamerica Asset Management (“TAM”) or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

The information below provides some indication of the risks of investing in the Variable Account by showing changes in the Investment Option’s performance from year to year, and by showing how the Investment Option’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Each Portfolio’s past performance is not necessarily an indication of how the Investment Option will perform in the future.

Performance reflects Contract fees and expenses that are paid by each investor. This performance does not reflect optional benefit expenses.

AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2021)

	1 year	5 years	10 years
Average Annual Total Returns
Universal VIA Asset Allocation – Growth Portfolio	14.32%	15.77%	19.41%
Universal VIA Asset Allocation – Growth Portfolio – Index (S&P 500 – 70%, MSCI EAFE NR USD – 30%, Bloomberg US Aggregate Bond – 0%)	23.29%	15.79%	14.00%
Universal VIA Asset Allocation – Moderate Growth Portfolio	10.22%	12.42%	14.50%
Universal VIA Asset Allocation – Moderate Growth Portfolio – Index (S&P 500 – 49%, MSCI EAFE NR USD – 21%, Bloomberg US Aggregate Bond – 30%)	15.41%	12.26%	10.76%
Universal VIA Asset Allocation – Moderate Portfolio	5.20%	7.62%	9.08%
Universal VIA Asset Allocation – Moderate Portfolio – Index (S&P 500 – 35%, MSCI EAFE NR USD – 15%, Bloomberg US Aggregate Bond – 50%)	10.36%	9.83%	8.56%
Universal VIA Asset Allocation – Conservative Portfolio	2.94%	5.40%	6.30%
Universal VIA Asset Allocation – Conservative Portfolio – Index (S&P 500 – 25%, MSCI EAFE NR USD – 10%, Bloomberg US Aggregate Bond – 65%)	6.77%	8.02%	6.92%
Universal VIA Asset Allocation – International Growth Portfolio	7.48%	11.35%	9.42%
Universal VIA Asset Allocation – International Growth Portfolio – Index (MSCI ACWI ex USA Index – 100%) (1)	7.82%	9.61%	7.28%
Universal VIA Asset Allocation – Money Market Portfolio	-0.57%	-0.27%	-0.50%

(Index reflects no deductions for fees, expenses, or taxes)

(1)	On October 24, 2011, the benchmark has been 100% MSCI ACWI ex USA index, which is an index that includes both developed and emerging markets. For the period prior to October 24, 2011, the benchmark was a blend of 70% MSCI EAFE Index and 30% Bloomberg US Aggregate Bond Index.

Universal VIA Asset Allocation Annual Returns – As of 12/31 of each year.

Conservative Portfolio

Best Quarter: 2Q 2020	7.87%

Worst Quarter: 1Q 2020	-9.09%

Moderate Portfolio

Best Quarter: 2Q 2020	11.14%

Worst Quarter: 1Q 2020	-12.76%

Moderate Growth Portfolio

Best Quarter: 2Q 2020	17.98%

Worst Quarter: 1Q 2020	-17.45%

Growth Portfolio

Best Quarter: 2Q 2020	24.36%

Worst Quarter: 1Q 2020	-24.33%

International Growth Portfolio

Best Quarter: 2Q 2020	19.12%

Worst Quarter: 1Q 2020	-25.46%

Back Cover Page

To learn more about the Variable Account, the Contracts, and the Sub-Accounts and their underlying investments, you can obtain a copy of the Variable Account’s annual and semi-annual reports or a copy of the Statement of Additional Information (“SAI”) dated the same date of this Prospectus. The SAI contains additional information about the Variable Account, the Contracts and Universal Life. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference. You may obtain these documents without charge from Universal Life or make inquiries about your Contract upon written request to Universal Life Insurance Company, Metro Office Park, Street 1, Lot 10, Guaynabo, PR 00968, or by telephoning (800) 981-0395. Copies of these documents are also available on the SEC’s website at http://www.sec.gov and may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000232197

FORTUNE V SEPARATE ACCOUNT

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED ANNUITY CONTRACTS

ISSUED BY

UNIVERSAL LIFE INSURANCE COMPANY

SAN JUAN, PR 00917-2011

(787) 706-7095

June 10, 2022

This Statement of Additional Information (SAI”) should be used to supplement information provided by the Prospectus, which describes the individual flexible purchase payment deferred annuity contracts (‘Contract” or “Contracts”) issued through the Fortune V Variable Account (“Variable Account”) of Universal Life Insurance Company (“Universal Life” or the “Company”).

Three versions, or “Classes,” of the Contracts are available: (1) the base Universal VIA Contract (Class B); (2) the Universal VIA with Liquidity Rider Contract (Class L); and (3) the Universal VIA Select Contract (Class C). The Contract classes vary in the length of the surrender charge (Contingent Deferred Sales Charge) period and the amount of the annual Variable Account Charge.

This Statement of Additional Information is not a prospectus. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the Variable Account that an investor ought to know. The Prospectus may be obtained, without charge, upon written request to Universal Life Insurance Company, PO Box 2171, San Juan, PR 00922 – 2171 or by telephoning (800) 981-0395. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

The date of this Statement of Additional Information is June 10, 2022.

The date of the Prospectus is June 10, 2022.

i

General Information and History

This section of the Statement of Additional Information provides certain information relating to the Variable Account and the sub-accounts of the Variable Account (the “Sub-Accounts”).

The Variable Account was established by Universal Life on March 1, 2007, pursuant to the applicable provisions of the Puerto Rico Insurance Code. Until 2021, the Variable Account was exempt from the Investment Company Act of 1940, as amended (the “1940 Act”). In 2021, the Variable Account registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act as an open-end management investment company.

From 2007 through May 24, 2021, the Company sold the Contracts to residents of Puerto Rico without registering the Contracts as securities under the Securities Act of 1933, in reliance on an exemption in that Act for “intrastate” offerings. The U.S. securities laws were amended so that after May 24, 2021, that exemption no longer applied to variable annuities sold in Puerto Rico. Accordingly, the Company suspended sales of the Contracts while it was in the process of registering the Contracts as securities under the Securities Act of 1933. The suspension of sales lasted from May 24, 2021 until December 23, 2021, when the SEC declared the registration statement effective and the Company resumed sales of the Contracts.

Universal Life Insurance Company is a stock life insurance company originally organized as Eastern America Life Insurance Company in 1993 under the laws of the Commonwealth of Puerto Rico, with its home office at Metro Office Park Street 1, Lot 10, Guaynabo, PR 00968. Universal Life is a provider of several insurance products: individual, group life, group disability, credit life, annuities & IRA’s. It is admitted to do business for life, disability and variable insurance by the Office of Commissioner of Insurance in the Commonwealth of Puerto Rico. Universal Life is a member of the Universal Group of companies that operate in Puerto Rico and United States. Universal Life is a wholly-owned subsidiary of Universal Insurance Company, Inc. (“Universal”).

Each of the Sub-Accounts seeks its investment objective by investing in a combination of underlying mutual funds (the “underlying funds”). Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for the underlying funds.

Each Sub-Account is non-diversified and is managed by Universal Financial Services, Inc. (“UFS” or “Universal Financial Services”) as the investment adviser contracted to manage the Sub-Accounts. Morningstar Investment Management LLC serves as portfolio construction manager in connection with the actively managed or ‘Asset Allocation’ Sub-Accounts.

Investment Objectives and Policies

The investment objective of each Sub-Account and the strategies each Sub-Account employs to achieve its objective are described in the Prospectus under “Investment Objectives and Policies.” There can be no assurance that a Sub-Account will achieve its objective.

Each Sub-Account’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of Fortune V Separate Account, without the approval of the persons possessing rights under the Contracts (the “Contract Owners”). A change in the investment objective or policies of a Sub-Account may result in the Sub-Account having an investment objective or policies different from those which a Contract Owner deemed appropriate at the time of investment. Please refer to the Prospectus for a description of the fundamental investment policies of the Variable Account.

Fundamental Investment Policies

Fundamental investment policies of each Sub-Account may not be changed without the vote of a majority of the outstanding voting securities of the Sub-Account, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the Sub-Account present at a shareholder/investor meeting, if the holders of more than 50% of the outstanding voting securities of the Sub-Account are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Sub-Account.

1

Each Sub-Account has adopted the following fundamental policies:

1. Borrowing

The Sub-Account may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. Underwriting Securities

The Sub-Account may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

3. Making Loans

The Sub-Account may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Senior Securities

The Sub-Account may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Real Estate

The Sub-Account may not purchase or sell real estate except as permitted by the 1940 Act.

6. Commodities

The Sub-Account may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. Concentrating Investments in Particular Industries

The Sub-Accounts invest entirely in shares of open-end management investment companies (commonly known as mutual funds). However, the Sub-Account allocation of assets among the underlying funds is based on prudent diversification principles, therefore they are not concentrated in a particular sector or particular industry (except that the Money Market Sub-Account generally invests entirely in a single money market mutual fund).

Additional Information about Fundamental Investment Policies:

The following provides additional information about each of the fundamental investment policies. This information does not form part of the fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Sub-Account to borrow money in amounts of up to one-third of the Sub-Account total assets from banks for any purpose, and to borrow up to 5% of the Sub-Account’s total assets from banks or other lenders for temporary purposes (the Sub-Account total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Sub-Account’s to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Sub-Account’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

2

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Sub-Account from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Sub-Account to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Sub-Account’s underwriting commitments, when added to the value of the Sub-Account’s investments in issuers where the Sub-Account owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Sub-Account engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a Sub-Account to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Sub-Account from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Sub-Account may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Sub-Account from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each Sub-Account will be permitted by this policy to make loans of money, including to other funds, Sub-Accounts, portfolio securities or other assets. A Sub-Account would have to obtain exemptive relief from the SEC to make loans of money to other funds and Sub-Accounts.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Sub-Account obligations that have a priority over the Sub-Account’s shares with respect to the payment of dividends or the distribution of Sub-Account’s assets. The 1940 Act prohibits a Sub-Account from issuing senior securities, except that the Sub-Account may borrow money in amounts of up to one-third of the Sub-Account’s total assets from banks for any purpose. A Sub-Account also may borrow up to 5% of the Sub-Account’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Sub-Account can increase the speculative character of the Sub-Account’s outstanding shares through leveraging.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Sub-Account from owning real estate; however, a Sub-Account is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Sub-Account’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Sub-Account from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Sub-Account from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Sub-Account is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Sub-Account’s purchases of illiquid securities to 15% of net assets.

The Sub-Account’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.

As a non-fundamental policy, the Sub-Accounts’ investments will not be concentrated in particular industries or groups of industries. In accordance with the Sub-Accounts’ investment programs set forth in the Prospectus, each of the Sub-Accounts may invest more than 25% of its assets in certain of the underlying funds.

3

In regards to taking a defensive position, we have implemented the volatility control guidelines which apply to the Moderate Portfolio and Conservative Portfolio. Under these guidelines, the Portfolio Construction Manager may adjust the maximum equity allocation of the portfolio based on the implied volatility, such that higher implied volatility over a specified period will result in a lower maximum equity allocation. For more details see “Additional Information About Investment Options Available Under the Contract”

With respect to the money market Sub-Account, there has been no material events to inform at this time. The underlying fund of the money market Sub-Account tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the underlying fund, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the underlying fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

The Variable Account does not disclose its portfolio securities to any person, other than in public filings in which portfolio securities are required to be disclosed.

Management

A.	Board

The management of the Variable Account’s business and affairs is the responsibility of the Board of Directors of the Fortune V Separate Account (the “Board”), even though the Variable Account is a part of Universal Life and Universal Life initially established the Board and has delegated certain responsibilities for the operation of the Variable Account to the Board.

The mailing address of each member of the Board is c/o Universal Life Insurance Company, PO Box 2171, San Juan, PR 00922 – 2171.

The members of the Board listed below are not “interested persons” of the Variable Account within the meaning of section 2(a)(19) of the 1940 Act (“Independent Board Members”).

(1) Name and Year of Birth	(2) Position(s) Held with Registrant	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director
Manuel O. Morera, CPA, CGMA (1956)	Member, Board	Since 2021	Accountant, tax and business advisor as a sole practitioner.	6	None

Francisco J. Perdomo, CPA (1960)	Member, Board	Since 2021	PSV & Co., PSC (accounting firm), Managing Director and Certified Public Accountant.	6	None

4

The member of the Board listed below is an “interested person” of the Variable Account within the meaning of section 2(a)(19) of the 1940 Act.

(1) Name and Year of Birth	(2) Position(s) Held with Registrant	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
Waldemar Fabery-Villaespesa (1965)	Member, Board	Since 2021	Special Counsel, Toro Colón Mullet, P.S.C., a legal services firm	6	None

*	Mr. Waldemar Fabery-Villaespesa is designated as an “interested person” because he is a member of several boards of a controlling party of Universal Financial Services (“UFS”), the principal underwriter of the Variable Account.

The Board does not have a lead independent director and does not believe one is necessary given that a majority of the Board are not interested persons. The Board’s current structure is appropriate in view of the experience of its members, the longstanding working relationship of its independent members, and the nature of the Variable Account’s operations. In overseeing the Variable Account’s operations, the Board receives regular reports on various aspects of the Variable Account’s operations, such as performance, securities holdings and compliance.

Each Board member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board member is terminated in accordance with the Variable Account’s governing documents.

The Board believes that each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with UFS, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion:

Mr. Morera is a certified public accountant with over forty (40) years of experience at major and multinational accounting firms. Among his notable experiences, Mr. Morera was appointed as the first Chief Financial Officer of a pharma/bio services company that registered with the SEC during his tenure.

Mr. Perdomo is a certified public accountant with over thirty-five (35) years of experience at accounting firms. Among his notable experiences, Mr. Perdomo [has service companies related to SEC registered companies].

Mr. Fabery-Villaespesa is an attorney with over twenty-five (25) years of experience providing legal advice to multinational companies in corporate and tax matters. He has been a member of the Board of Directors of Universal Insurance Group, Inc. since 2015.

5

Risk Oversight

Through its oversight of the management and operations of the Sub-Accounts, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Sub-Accounts (such as reports about the performance of the Sub-Accounts); (ii) reviewing compliance reports and approving compliance policies and procedures of the Sub-Accounts and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including auditors, to review the Sub-Accounts’ activities; and (v) meeting with the Chief Compliance Officer and other officers of the Variable Account and its service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions.

The Board recognizes that not all risks that may affect the Sub-Accounts can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Sub-Accounts’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Sub-Accounts’ investment management and business affairs are carried out by or through UFS, Morningstar, TAM, their affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Sub-Accounts’ and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, it is important to note that each Sub-Account is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

B.	Remuneration of the Board

Members of the Board who are also active or retired officers, directors or employees of the Company do not receive any fees from the Variable Account. These members are deemed to be “interested persons” and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. As the Board was formed in 2021 in connection with the Variable Account’s registration under the 1940 Act, no remuneration was paid by the Variable Account to the members of the Board who are not “interested persons” of the Variable Account for the fiscal year ended December 31, 2021.

Each member of the Board receives an allowance in the amount of $1,500.00 per board meeting. There have been 3 meetings during the year 2021, and accordingly each member of the Board has received $4,500 during the year 2021.

C.	Board Member Ownership of Equity Securities

None of the members of the Board owned shares of any Sub-Account as of December 31, 2021.

D.	Committees of the Board

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members.

The Audit Committee is responsible for the following functions:

a.	Review the scope, plan, timing and results of the audit;

b.	Review with auditors and management the appropriateness and the implementation of applicable procedures for internal auditing, accounting and financial control; and

c.	Review of auditors’ opinion and discussion with auditors of their experiences in conducting the audit.

In the last fiscal year, the Audit Committee has held a total of 2 meetings.

6

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and Contract Owners. Contract Owners who wish to recommend a nominee should send recommendations to the Board’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Contract Owners.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

In the last fiscal year, the Nominating Committee did not hold any meetings.

E.	Independent Board Members and Their Immediate Family Members

As of December 31, 2021, no Independent Board Member and no immediate family member of an Independent Board Member beneficially or of record owned any equity securities of the Company, the investment adviser or the principal underwriter of the Variable Account, or any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Variable Account.

As of December 31, 2021, no Independent Board Member and no immediate family member of an Independent Board Member has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $120,000, in any of the following:

●	the Company, investment adviser or the principal underwriter of the Variable Account; or

●	any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Variable Account.

As of December 31, 2021, no Independent Board Member and no immediate family member of an Independent Board Member has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:

●	the Variable Account, or officer thereof;

●	any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same insurance company, investment adviser or principal underwriter as the Variable Account or has an insurance company, investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Variable Account, or officer thereof;

●	the Company, the investment adviser or the principal underwriter of the Variable Account, or officer thereof; or

●	any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Variable Account, or officer thereof.

As of December 31, 2021, no Independent Board Member and no immediate family member of an Independent Board Member has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $120,000, with any of the following persons:

●	the Variable Account, or officer thereof;

7

●	any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same insurance company, investment adviser or principal underwriter as the Variable Account or has an insurance company, investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Variable Account, or officer thereof;

●	the Company, the investment adviser or the principal underwriter of the Variable Account, or officer thereof; or

●	any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Variable Account, or officer thereof.

F.	Code of Ethics

The Variable Account, the Company and UFS have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, as amended. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Variable Account, subject to certain restrictions.

G.	Proxy Voting Policies and Procedures

The Variable Account has delegated the authority to vote proxies to the Company and has authorized the Company to delegate proxy voting authority to UFS. UFS’s Proxy Voting Policy and Procedures are attached to this Statement of Additional Information as Appendix A (the “Proxy Voting Policy”).

Information regarding how the Variable Account voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling (800) 981-0395, or sending a written request to Universal Life Insurance Company, PO Box 2171, San Juan, PR 00922 – 2171, and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (212) 551-8090. The codes of ethics are also available on the EDGAR database on the SEC’s website at http://www.sec.gov.

H.	Officers

The mailing address of each officer is c/o Universal Life Insurance Company, PO Box 2171, San Juan, PR 00922 – 2171. The following table shows information about the officers, including their year of birth, their positions held with the Variable Account and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

(1) Name and Year of Birth	(2) Position(s) Held with Registrant	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years
John Blue (1977)	Chief Compliance Officer	Since 2021	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2018); Previously, Sr. Vice President and Dir. of Operations and Chief Compliance Officer, 361 Capital, LLC (financial adviser) (2010 to 2018).

Jose C. Benitez (1975)	President	Since 2021	President of Universal Life Insurance Company and Universal Financial Services (2006). Previously Senior Account Manager, Manulife Financial. 24 years of financial services experience. Series 7 & 24 Licenses, FLMI Designation

Roberto Martinez (1964)	Secretary & Treasurer	Since 2021	CFO Universal Group, Previously COO Triple S and Audit Manager with KPMG.

8

Investment Advisory and Other Services

A.	Investment Advisory Agreement

Universal Financial Services, Inc., Metro Office Park, Street 1, Lot 10, Guaynabo PR 00968, is the investment adviser of the Variable Account. UFS, a Puerto Rico corporation, is a wholly-owned subsidiary of Universal Group, Inc. and an affiliate of Universal Life. UFS currently serves as investment adviser to the Variable Account pursuant to an investment advisory agreement (“Investment Advisory Agreement”) with the Company. The Investment Advisory Agreement must be renewed each year by a majority of the Board who are not parties to the agreement or interested persons of any such party. The Investment Advisory Agreement was last approved by the Board on May 19, 2021.

Morningstar Investment Management LLC serves as portfolio construction manager in connection with the actively managed Sub-Accounts, which include all Sub-Accounts other than the Money Market Portfolio. Please refer to the Prospectus for a description of the services provided by the portfolio construction manager.

Under the Investment Advisory Agreement, UFS provides “investment advisory services” to the Fortune V Separate Account. UFS provides the Company with such investment research, advice and supervision as the Company may from time to time consider necessary for the proper supervision of Sub-Accounts. UFS pays for maintaining the staff and personnel necessary to perform its obligations under the Investment Advisory Agreement. The Advisory Agreement provides that UFS may render services to others. Under the Investment Advisory Agreement, the Investment Adviser and its affiliates will not be liable for any error of judgment or mistake of law for any loss arising out of any investment or for any act or omission in the management of the Company’s assets under management, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Investment Advisory agreement.

For its advisory services to the Variable Account under the Investment Advisory Agreement, UFS charges an amount which equals, on an annual basis, 0.35% of the average daily net asset value of the Variable Account. As of December 31, 2021, the net asset value for the Variable Account was 516,010,127. For the fiscal years ended December 31, 2021, 2020, and 2019, the investment advisory fees paid by the Variable Account were 1,842,798, 1,748,744, and 1,877,663, respectively. For the fiscal years ended December 31, 2021, 2020 and 2019, the fees paid to the Portfolio Construction Manager by the Variable Account were 521,894, 494,295, and 531,267, respectively.

The investment advisory fees paid by each Sub-Account were as follows:

Fund Name	Advisory Fees 2021	Advisory Fees 2020	Advisory Fees 2019
Universal VIA Asset Allocation Conservative Portfolio	301,720	318,374	355,451
Universal VIA Asset Allocation Moderate Portfolio	1,100,505	1,074,272	1,175,128
Universal VIA Asset Allocation Moderate Growth Portfolio	248,762	207,417	208,173
Universal VIA Asset Allocation Growth Portfolio	148,548	107,557	97,643
Universal VIA Asset Allocation Intl Growth Portfolio	27,094	22,411	23,037
Universal Money Market Portfolio	16,169	18,713	18,231
TOTAL	1,842,798	1,748,744	1,877,663

	Portfolio Construction Manager Fees	Portfolio Construction Manager Fees	Portfolio Construction Manager Fees
Fund Name	2021	2020	2019
Universal VIA Asset Allocation Conservative Portfolio	86,206	90,964	101,558
Universal VIA Asset Allocation Moderate Portfolio	314,430	306,935	335,751
Universal VIA Asset Allocation Moderate Growth Portfolio	71,075	59,262	59,478
Universal VIA Asset Allocation Growth Portfolio	42,442	30,731	27,898
Universal VIA Asset Allocation Intl Growth Portfolio	7,741	6,403	6,582
Universal Money Market Portfolio	-	-	-
TOTAL	521,894	494,295	531,267

9

B.	Custodian

State Street, located at One Lincoln Street, Boston, MA 02116, serves as the Variable Account’s custodian.

State Street, among other things, maintains a custody account or accounts in the name of each Sub-Account, receives and delivers all assets for the Sub-Accounts upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Sub-Accounts and makes disbursements on behalf of the Sub-Accounts. State Street neither determines the underlying funds’ investment policies nor decides which securities the Sub-Accounts will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Sub-Accounts may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the Sub-Accounts’ securities lending agent and in that case would receive a share of the income generated by such activities.

C.	Independent Registered Public Accounting Firm

The Fortune V Separate Account independent registered public accounting firm is Ernst & Young LLP, Plaza 273, 10th Floor, 273 Ponce de León Avenue, San Juan, PR 00917-1951.

Portfolio Managers

The representatives from Universal Financial Services oversee the portfolio construction managers and validate compliance with the investment objectives within each allocation portfolio. The portfolio managers of Universal Financial Services are:

●	Jose C. Benitez Ulmer, President of Universal Life Insurance Company and Universal Financial Services (2006). Previously, Senior Key Accounts Manager, Manulife Financial.

The compensation structure for investment adviser representatives includes base, bonus (for officers of the Company). Actual pay within the range is determined based upon individual knowledge, skills, abilities and reviews of each manager’s job performance.

Each participant has goals related to fulfilling various job responsibilities including overseeing the Variable Account in accordance with investment guidelines and their performance is measured based on the achievement of those goals as well as their contribution to the overall pool.

The portfolio managers of Universal Financial Services do not manage other accounts.

Morningstar Investment Management.

The portfolio construction managers for the Fortune V Separate Account are:

●	Dan McNeela, CFA, joined Morningstar, Inc. in 2000 as a manager research analyst, and served as associate director of fund analysis and editor of Morningstar Mutual Funds before joining Morningstar Investment Management LLC in 2006.

●	Michael Stout is a portfolio manager within Morningstar’s Investment Management Group and a member of the Asset Allocation Committee. He focuses on asset-allocation strategies employing mutual funds and ETFs, and co-manages two mutual funds at the firm. Mike was an original member of the Morningstar Investment Management Group’s predecessor organization in 1998.

●	Dominic Pappalardo is a Senior Client Portfolio Manager within Morningstar’s Investment Management Group. Mr. Pappalardo has oversight responsibilities for managing the Client Portfolio Management team which delivers customized solutions for institutional and third-party platform clients. Prior to joining Morningstar in 2020, he spent 19 years working in all aspects of fixed income portfolio management at McDonnell Investment Management, an affiliate of Natixis Investment Managers.

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Information as of December 31, 2021 regarding other accounts for which any portfolio construction manager is primarily responsible for the day-to-day investment advice and management or recommendations is provided below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dan McNeela, CFA	10	$4,800,803,968.77	None	None	32,453	$2,361,984,144.84
Michael Stout	7	$3,263,973,282.91	None	None	21,233	$2,971,287,010.84
Dominic Pappalardo	5	$512,259,789.96	None	None	-	-

Morningstar Investment Management LLC’s portfolio managers and their team members who are responsible for the day-to-day management of a portfolio are paid a base salary plus a discretionary bonus. The salary is set at a fixed amount and is determined by Morningstar Investment Management’s management team and managers of the employees. The bonus is fully or partially determined by a combination of the Investment Management’s business unit’s overall revenue and profitability, Morningstar, Inc.’s overall annual revenue and profitability, and the individual’s contribution to the business unit. For most portfolio managers and their team members, part of their bonus is also based on select managed portfolio investment performance and risk metrics versus a corresponding benchmark over specified three-, five-, and/or seven-year periods. Benchmarks are used as a measure of investment performance and are chosen by senior personnel and approved by the Investment Management business unit’s Global Investment Policy Committee’s Regional Investment Policy Committee. To mitigate the conflict of interest that could arise from partially basing an employee’s bonus on performance of a select portfolio or portfolios, all investment decisions made within a portfolio must be peer reviewed by a regional governance body within the Regional Investment Policy Committee, which includes asset allocation committees, manager selection committees, and portfolio construction (peer review) committees.

Portfolio Manager Ownership Information

As of December 31, 2021, Mr. Benitez owns a Contract with an account value in the range of $100,001-$500,000. The other portfolio managers identified above do not currently own Contracts.

Material Conflicts

The underlying mutual funds held by the Sub-Accounts may be offered through separate accounts of other insurance companies. Universal Life does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts. If a material conflict occurs, Universal Life will take whatever steps are necessary to protect Contract Owners and Beneficiaries, including withdrawal of the Variable Account from participation in the underlying mutual fund(s) involved in the conflict.

Brokerage Allocation

UFS has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

The Sub-Accounts incurred no brokerage commissions on security transactions placed with affiliates of UFS for the year ended December 31, 2019, 2020 and 2021.

Purchase and Pricing of Securities Being Offered

Please refer to the section entitled “The Contract; Purchases and Contract Value,” in the Statutory Prospectus.

11

Underwriters

The Contract is distributed by Universal Financial Services, Inc., Metro Office Park Street 1, Lot 10, Guaynabo PR 00968. UFS is a wholly-owned subsidiary of Universal Group, Inc. and an affiliate of Universal Life. UFS is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

The Fortune V “Rule 12b-1 Plan”

As explained above, in the Fortune V Separate Account, the L Share and C Share Classes, as compared to the base B Share Class, have shorter surrender charge periods and higher Variable Account Charges.

The higher Variable Account Charges for the L share and C share Contracts (the amount by which the 1.75% and 1.95% Variable Account Charges exceed the 1.40% charge) come out of the Variable Account’s assets and compensate the Company for the lower revenue expected to be derived from the surrender charge. Amounts derived from the Variable Account Charges become part of the company’s general assets, and the Company uses its assets to pay expenses associated with the distribution of the Contracts (including marketing expenses, commissions and other compensation paid to dealers, prospectus preparation and delivery, etc.). Therefore, some or all of the higher Variable Account Charge may be deemed to be directly or indirectly financing sales or distribution activity out of the Variable Account’s assets.

Accordingly, the amount of the Variable Account Charge for the L Share and C Share Contracts that exceeds the base Variable Account Charge for the B Share Contracts might be viewed as using Variable Account assets to finance distribution of the Contracts. This could result in the Account being deemed to be acting as a distributor of the Contracts in violation of Rule 12b-1 under the 1940 Act, unless the Variable Account adopts a “Plan” pursuant to Rule 12b-1.

Therefore, in 2021 the Fortune V Separate Account adopted a “Rule 12b-1 Plan,” to ensure compliance with Section 12(b) of the Investment Company Act of 1940. The Rule 12b-1 Plan does not increase, decrease, or otherwise change any of the fees and charges deducted under the Contracts or from the Variable Account; and the Plan does not add to, delete from, or otherwise change the services provided to the Variable Account by the Company or by Universal Financial Services, Inc. (“UFS,” the investment adviser contracted to manage the Sub-Accounts and the distributor or principal underwriter of the Contracts). The Plan authorizes and approves the current charges and all related activity of the Company and UFS. The Plan does not change the rights or benefits of Contract Owners; the Plan merely reflects the on-going operations of the Variable Account and the current terms and provisions of the Contracts. The Plan does not amend, revise, or alter the Contracts in any way.

The Company, on behalf of the Variable Account, is authorized to incur expenses, and to pay fees to and/or compensate the Variable Account’s principal underwriter and investment adviser (UFS, the “Distributor”), other securities dealers, Variable Account administrators, and other service providers of the Variable Account for (A) services provided and/pr amounts expended for purposes of promoting the sale of the Variable Account’s Class L and C Contracts, including promoting or encouraging additional premiums under in-force Contracts (collectively, “Distribution Services”) and (B) providing services to the Variable Account’s Class L and C contract owners (“Shareholder Services”).

Distribution Services may include, without limitation, (i) the formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio newspaper, magazine, internet, and other mass media advertising; (ii) preparation, printing, and distribution of sales literature; (iii) preparation, printing, and distribution of prospectuses (including summary prospectuses) and reports; (iv) obtaining such information, analyses, and reports with respect to marketing and promotional activities as the Company or Distributor may from time to time deem advisable; (v) making payments to securities dealers engaged in the marketing and sales of the Contracts (particularly the L Share and C Share classes of Contracts); and (vi) providing training, marketing, and support to such securities dealers and others with respect to the sale of the Contracts (particularly the L Share and C Share classes of Contracts).

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Shareholder Services may include, without limitation, (i) responding to customer inquiries of a general nature regarding the Contracts; (ii) arranging for bank wire transfer of funds to or from a customer's account; (iii) responding to customer inquiries and requests regarding statements of additional information, shareholder reports, notices, proxies and proxy statements, and other Variable Account documents; (iv) forwarding prospectuses (including summary prospectuses), statements of additional information, tax notices, and annual and semi-annual reports to shareholders; (v) assisting the Variable Account in establishing and maintaining shareholder accounts and records; (vi) assisting customers in changing Contract account options, designations, and addresses; (vii) administering Contract benefits and features such as death benefits, annuity payouts, transfers between Sub-accounts, additional premium payments, dollar cost averaging, asset rebalancing, systematic surrenders, free looks, CSDC-free withdrawals, etc.; and (viii) providing such other similar services as may be appropriate for the Contracts and the Variable Account, consistent with applicable statutes, rules, or regulations.

The fees and expenses of the Fortune V Separate Account are as specified in the Contracts and the prospectus for the Contracts and this Plan does not add any additional fees or increase any fees. As compared to the base B Share Class, the L Share and C Share Classes have shorter surrender charge (CDSC) periods and higher Variable Account Charges. Specifically, the base Universal VIA Contract (Class B) has a nine year CDSC and a 1.40% Variable Account Charge; the Universal VIA w/ Liquidity Rider (Class L) Contract has a four year CDSC and a 1.75% Variable Account Charge; and the Universal VIA Select (Class C) Contract has no CDSC and a 1.95% Variable Account Charge.

To the extent that any part of the difference (the amount by which the 1.75% and 1.95% Variable Account Charges exceed the 1.40% charge) is deemed to be directly or indirectly financing sales or distribution activity, this Plan authorizes and approves such charges and all related activity. Without limitation, the Company and Distributor may, in turn, pay all or any portion of amounts derived from such charges (and amounts derived from any other fees and charges under the Contracts or with respect to the Variable Account) to brokers or dealers, administrators, or other service providers (including, but not limited to, any affiliates of the Company or Distributor) as commissions, asset-based sales charges, trail commissions, service fees, or other compensation for distribution or shareholder services under this Plan. The Company and Distributor may retain all or any portion of such payments and amounts as compensation for their services or expenses or as profit.

This Plan is permissive only; nothing in this Plan shall be deemed to restrict or limit the Company or Distributor from engaging in any otherwise lawful activity or taking any other lawful action.

Calculation of Performance Data

Historical Performance of the Sub-Accounts

Universal Life will advertise historical performance of the Sub-Accounts in accordance with any applicable regulatory prescribed calculations. Performance information is annualized. However, if a Sub-Account has been available in the Variable Account for less than one year, the performance information for that Sub-Account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.

Market Indices

The Sub-Accounts will be compared to certain market indices. Indices are provided for comparison purposes only and are not intended to reflect the performance of the Sub-Accounts. Individuals cannot invest directly in an index.

Tracking & Rating Services; Publications

Universal Life’s rankings and ratings may sometimes be published by financial news magazines and other services and web sites.

These rating services, publications and web sites rank the underlying mutual funds’ performance against other funds. These rankings may or may not include the effects of sales charges or other fees.

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Financial Rating Services

Universal Life is also rated by an independent financial rating service, A.M. Best Company. Universal Life may advertise these ratings. These ratings reflect Universal Life’s financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account.

Some Universal Life advertisements and endorsements may include lists of organizations, individuals or other parties that recommend Universal Life or the Contract. Furthermore, Universal Life may occasionally advertise comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Annuity Payments

Please refer to the Prospectus section entitled “Annuity Period,” in the Statutory Prospectus.

Financial Statements

The statutory basis financial statements of Universal Life are included in Appendix F to this Statement of Additional Information. The financial statements of the Variable Account are incorporated herein by reference (https://www.sec.gov/Archives/edgar/data/1864054/000182912622005265/universallife_ncsr.htm) from the Variable Account’s Annual Report on Form N-CSR for the year ending December 31, 2021. The statutory basis financial statements of Universal Life that are included in Appendix F are different from the financial statements of the Variable Account. The statutory basis financial statements of Universal Life should be considered only as bearing upon the ability of Universal Life to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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APPENDIX A

Universal Financial Services, Inc.

Proxy Voting Policy and Procedures

Proxy Voting Rights

Voting Rights

Based in the structure of the Variable Account, it is not anticipated that it will receive any matters subject to a proxy vote. To the extended required by law, Universal Life will vote the underlying fund portfolios’ shares held by the Fortune V Separate Account (the “Variable Account”) at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

A-1

APPENDIX F

Universal Life Insurance Company

Statutory Basis Financial Statements

Statutory-Basis Financial Statements Universal Life Insurance Company Years Ended December 31, 2021 and 2020 With Report of Independent Auditors

Universal Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2021 and 2020

Ernst & Young LLP Parque Las Américas 1, Suite 410 235 Federico Costa Street San Juan, PR 00918	Tel: +1 787 759 8212 Fax: +1 787 753 0808 ey.com

Report of Independent Auditors

The Board of Directors

Universal Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Universal Life Insurance Company (“the Company”), which comprise the statements of admitted assets, liabilities, capital and surplus and other funds as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and other funds and cash flows for the years then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of Puerto Rico, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

June 10, 2022

Stamp No. E486342 of the Puerto Rico

Society of Certified Public Accountants

was affixed to original of this report.

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities,

Capital and Surplus and Other Funds

	December 31
	2021	2020
Admitted Assets
Cash and invested assets:
Debt securities	$1,291,966,923	$1,029,519,712
Equity securities	328,971,643	327,079,787
Restricted investment	1,921,105	948,409
Cash and short-term investments	148,452,692	108,558,306
Receivable for securities	109,317	61,049
Other invested assets	92,950,549	57,149,315
Total cash and invested assets	1,864,372,229	1,523,316,578

Premiums due and unpaid	3,438,069	2,843,615
Accrued investment income	11,079,955	9,353,699
Reinsurance recoverable on paid losses and other	16,914,508	8,218,931
Receivable from parent, subsidiaries, and affiliates	30,952,227	43,724,703
Accounts receivable – other	43,493	34,040
Separate account assets	516,996,369	523,465,930
Current federal and foreign income tax	2,559	–
Electronic data processing equipment:
Net of accumulated depreciation of $115,298 and $115,298 as of December 31, 2021 and 2020, respectively	1,563,919	1,804,620
Total	$2,445,363,328	$2,112,762,116

Continued

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities,

Capital and Surplus and Other Funds

	December 31
	2021	2020
Liabilities Capital and Surplus and Other Funds
Liabilities:
Policy liabilities:
Aggregate reserves for life, annuities, and accident and health policies and contracts	$580,012,289	$504,575,968
Unpaid policy and contract claims:
Life	4,279,238	3,970,697
Accident and health	1,259,208	1,565,596
Total policy liabilities	585,550,735	510,112,261
Reinsurance payable	8,551,829	2,705,061
Commissions due	1,959,177	1,313,091
Income tax payable	1,753,954	713,759
Accrued expenses and other liabilities – including expense allowances recognized in reserves of $(3,306,168) and $(4,184,075) as of December 31, 2021 and 2020, respectively	11,369,157	14,940,941
Payable to affiliates	5,368,770	5,860,749
Separate account liabilities	516,674,837	523,168,125
Funds held under reinsurance treaties	1,082,428,594	840,119,630
Borrowed money and interest	35,063,222	47,780,374
Payable for securities	8,746,281	12
Deferred tax liability	583,888	758,319
Asset valuation reserve	30,925,718	16,783,242
Total liabilities	2,288,976,162	1,964,255,564
Capital and surplus and other funds:
Common stock, $100 par value – authorized, 100,000 shares; issued and outstanding, 25,000 shares	2,500,000	2,500,000
Gross paid-in and contributed surplus	22,391,608	22,391,608
Unassigned funds – surplus	131,495,558	123,614,944
Total capital and surplus and other funds	156,387,166	148,506,552
Total	$2,445,363,328	$2,112,762,116

See accompanying notes.

Universal Life Insurance Company

Statutory-Basis Statements of Operations

	Year Ended December 31
	2021	2020
Revenues:
Premiums earned:
Premiums written	$373,554,084	$283,443,714
Premiums assumed	476,374	587,930
Reinsurance ceded	(261,559,465)	(200,772,513)
Net premiums earned	112,470,993	83,259,131
Net investment income	63,935,449	53,767,566
Income from fees associated with investment management and administration of separate accounts	4,383,825	4,164,768
Commissions and expense allowance on reinsurance ceded	39,029,485	34,662,491
Other income	10,901,043	4,220,386
Total revenues	230,720,795	180,074,342

Losses and expenses:
Death, disability, and other benefits	50,311,843	57,830,662
Net increase in aggregate reserves for life, accident, and health policies and contracts	77,196,514	44,103,323
Commission expense	23,174,560	17,976,354
Other underwriting expenses	19,860,447	18,174,581
Aggregate write-ins for deductions	37,550,438	33,532,798
Total losses and expenses	208,093,802	171,617,718
Reserve adjustment on reinsurance ceded	(14,748,932)	(26,938,194)
Net transfers to separate accounts	23,752,152	43,832,862
Income before income taxes incurred and net realized capital gains (losses)	31,630,213	25,351,292
Income taxes incurred	3,098,713	760,526
Net realized capital gains (losses) – net of capital gains tax and capital gains (losses) transferred to IMR net of tax	1,672,636	(882,101)
Net income	$30,204,136	$23,708,665

See accompanying notes.

Universal Life Insurance Company

Statutory-Basis Statements of Changes in Capital and Surplus and Other Funds

Years ended December 31, 2021 and 2020

	Common Stock	Gross Paid-in and Contributed Surplus	Unassigned Funds – Surplus	Total
Balance – January 1, 2020	$2,500,000	$22,391,608	$112,067,431	$136,959,039
Statutory net income	–	–	23,708,665	23,708,665
Changes in:
Unrealized capital gains, net of tax	–	–	2,336,899	2,336,899
Nonadmitted assets	–	–	323,882	323,882
Surplus of separate accounts	–	–	32,308	32,308
Asset valuation reserve	–	–	(5,720,352)	(5,720,352)
Dividend to stockholder	–	–	(6,000,000)	(6,000,000)
Aggregate write-ins for gains and losses in surplus	–	–	(3,133,889)	(3,133,889)
Balance – December 31, 2020	2,500,000	22,391,608	123,614,944	148,506,552

Statutory net income	–	–	30,204,136	30,204,136
Changes in:
Unrealized capital gains, net of tax	–	–	(697,722)	(697,722)
Nonadmitted assets	–	–	416,555	416,555
Surplus of separate accounts	–	–	23,727	23,727
Asset valuation reserve	–	–	(14,142,475)	(14,142,475)
Dividend to stockholder	–	–	(6,000,000)	(6,000,000)
Aggregate write-ins for losses in surplus	–	–	(1,923,607)	(1,923,607)
Balance – December 31, 2021	$2,500,000	$22,391,608	$131,495,558	$156,387,166

See accompanying notes.

Universal Life Insurance Company

Statutory-Basis Statements of Cash Flows

	Year Ended December 31
	2021	2020
Cash flows from operating activities:
Premiums collected – net of reinsurance	$110,391,994	$86,360,782
Investment income received	66,001,913	57,051,228
Miscellaneous income received	56,630,792	39,874,095
Death, disability, and other benefits paid	(77,248,584)	(103,971,392)
Net transfers from separate accounts	24,528,214	44,741,972
Federal and foreign income taxes paid	(2,812,456)	(1,966,411)
Commissions and other underwriting expenses paid	(79,231,274)	(70,381,233)
Net cash provided by operating activities	98,260,599	51,709,041

Cash flows from investing activities:
Proceeds from sales and redemptions of investments	335,498,967	162,808,661
Cost of investments acquired	(586,902,559)	(358,167,998)
Net cash used in investing activities	(251,403,592)	(195,359,337)

Cash flows from financing and miscellaneous sources:
Borrowed funds (paid) received	(12,717,152)	23,656,069
Net deposits on deposit-type contracts and other insurance liabilities	34,039	(611)
Dividends paid	(6,000,000)	(6,000,000)
Other cash provided	211,720,492	146,856,845
Net cash provided by financing and miscellaneous sources	193,037,379	164,512,303
Net change in cash and short-term investments	39,894,386	20,862,007

Cash and short-term investments – beginning of year	108,558,306	87,696,299
Cash and short-term investments – end of year	$148,452,692	$108,558,306

See accompanying notes.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements

1. Organization and Summary of Significant Accounting Policies

Organization and Operations

Universal Life Insurance Company (Universal Life or the Company) was incorporated on April 16, 1993, under the name of Eastern America Life Insurance Company and changed its name to Universal Life in 1997. During 2012, Universal Group, Inc. (UGI) transferred 100% of the Company’s outstanding common stock to Universal Insurance Company (the Parent Company or Universal Insurance), which is a wholly owned subsidiary of UGI. This transfer was approved by the Commissioner of Insurance of the Commonwealth of Puerto Rico (the Commissioner) on June 27, 2012.

Universal Life is engaged in the life, annuity, and accident and health insurance business, generating the majority of its business from annuities and life policies. Universal Life operates under the provisions of the Puerto Rico Insurance Code (the PR Insurance Code) and is subject to the regulations issued by the Commissioner.

Basis of Accounting

The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Commissioner, which vary in certain respects from U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) that do not conflict with the PR Insurance Code and administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Accounting practices and procedures prescribed or permitted by the Commissioner comprise a comprehensive basis of accounting other than GAAP. The more significant differences with GAAP are as follows:

a.	Under NAIC SAP, investments in debt securities are generally carried at amortized cost or at the lower of amortized cost or fair value depending on the NAIC rating, whereas under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

b.	Investments in preferred stock are generally carried at cost or at the lower of amortized cost or fair value depending on the NAIC rating, whereas under GAAP, preferred stocks are reported at fair value.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Accounting (continued)

c.	Acquisition costs, such as commissions and other costs related to acquiring new business are expensed as incurred, while under GAAP, they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

d.	Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest, and withdrawals. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

e.	Asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established in the statutory-basis financial statements.

f.	Assets are reported under statutory accounting principles at “admitted-asset” value and “nonadmitted” assets are excluded through a charge against surplus, while under GAAP, “nonadmitted assets” are reinstated to the balance sheet, at their net realizable value.

g.	Reinsurance recoverable on unpaid losses is reported as a reduction of policy benefits and other insurance reserves, while under GAAP, they are reported as an asset.

h.	The statement of cash flows is presented in accordance with guidelines established by the NAIC and the Commissioner, whereas GAAP emphasizes the changes in cash and cash equivalents and requires that cash flow activity be reported under the captions of operating, investing, and financing activities.

i.	Under NAIC SAP, deferred taxes are provided for differences between the statutory and tax bases of assets and liabilities with certain limitations as to the amount of deferred tax assets that may be reported as “admitted assets,” and changes in deferred taxes are recognized as a separate component in surplus, whereas under GAAP, a provision is made for differences between the financial reporting and tax bases of assets and liabilities, and changes in deferred taxes are generally recognized through current operations.

j.	Comprehensive income and its components are not presented in the statutory-basis financial statements.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Basis of Accounting (continued)

k.	Under NAIC SAP Loans made by a reporting entity to its parent or principal owner shall be admitted if approval for the transaction has been obtained from the domiciliary commissioner and the loan or advance is determined to be collectible based on the parent or principal owner’s independent payment ability. However, as prescribed by the PR Insurance Code, it allows life insurers companies to recognize such transactions without the requirement of approval as long as they fall below a threshold consisting of 3% of the insurer’s admitted assets as of the 31st day of December next preceding, according to Chapter 44, Section 4406 a), (2), (A), (ii).

The Commissioner of Insurance requires that insurance companies domiciled in Puerto Rico prepare their statutory basis financial statements in accordance with SAP subject to any deviations prescribed or permitted by the Commissioner.

During December 2020, the Company issued a short-term note receivable to its ultimate parent company, Universal Group, Inc. of $9,260,000. This transaction was notified to the Insurance Commissioner and recorded as an admitted asset, as prescribed by the PR Insurance Code.

During December 2021, the Company issued a short-term note receivable to its ultimate parent company, Universal Group, Inc. of $4,200,000. This transaction was notified to the Insurance Commissioner and recorded as an admitted asset, as prescribed by the PR Insurance Code.

There is no difference between the Company’s net income as reported in the accompanying statutory basis financial statements and NAIC SAP.

In 2021 and 2020, the Company was in compliance with the Risk Based Capital (RBC) requirements and would have been in such compliance if it had not used the above prescribed practice.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with accounting principles prescribed or permitted by the Commissioner requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Bonds other than loan-backed securities and structured securities are stated at amortized cost and any premium or discount is amortized to income using the effective interest method. Bonds in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value.

Loan-backed securities and structured securities are stated at amortized cost and any premium or discount is amortized to income using the interest method, including anticipated prepayments at the date of purchase. Loan-backed securities and structured securities in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value. Changes in prepayment speeds and estimated cash flows from the original purchase assumptions are evaluated quarterly. For high-credit quality loan-backed securities and structured securities (those rated AA or above at the date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the security are adjusted to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to investment income in accordance with the retrospective method. The prospective-yield method is used for securities that are not of high-credit quality and for securities that have potential for loss of a portion of the original investments.

Common stocks are carried at fair value. The change in the fair value is recorded as a change in net unrealized capital gains (losses), a component of unassigned funds-surplus. Preferred stocks are carried at cost, at the lower of cost or amortized cost, or fair value, depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost, which approximates fair value.

Investment income consists primarily of interest and dividends. Interest is recognized on the accrual basis and dividends are recorded as earned at the ex-dividend date. Accrual of income is suspended for bonds that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on the specific identification basis and are recorded in earnings.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments (continued)

Declines in the fair value of invested assets below cost are evaluated for other-than-temporary impairment (OTTI) losses on a quarterly basis. Impairment losses for declines in fair value of debt and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized when appropriate in accordance with NAIC SAP and related guidance. For debt securities other than loan-backed securities and structured securities with unrealized losses due to market conditions or industry-related events where the Company has the positive intent and ability to hold the investment for a period of time sufficient to allow a market recovery or to maturity, declines in fair value below cost are assumed to be temporary.

When a bond (other than loan-backed securities and structured securities), preferred stock, or common stock is deemed to be other-than-temporarily impaired, the difference between the investments’ amortized cost and its fair value is recognized as a net realized capital loss and reported in net income (loss).

The new cost basis of an impaired security is not adjusted for subsequent increases in fair value. In periods subsequent to the recognition of an OTTI, the impaired bond is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into investment income in future periods based on the prospective changes in cash flow estimates to reflect adjustments to the effective yield.

An other-than-temporary loss on loan-backed and structured securities is recognized in net income when it is anticipated that the amortized cost will not be recovered. The entire difference between the loan-backed or structured security’s amortized cost and its fair value is recognized in net income only when the Company (a) has the intent to sell the security or (b) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss would be recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the loan-backed or structured security prior to impairment.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments (continued)

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer, credit enhancements, and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed-income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency mortgage-backed securities (Non-Agency MBS) portfolio, the Company updates cash flow projections quarterly. The projections are done for each security based upon the evolution of prepayment, delinquency, and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults, and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used for the forecasts. Both qualitative and quantitative factors are used in creating the Company’s Non-Agency MBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimated losses and the Company may recognize additional other-than-temporary losses.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

The Company has established nonguaranteed separate accounts with varying investment objectives, which are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate account assets are invested in underlying mutual funds and are stated at fair value. The liability for nonguaranteed separate accounts represents contract holders’ interest in the separate account assets, including accumulated net investment income and realized and unrealized gain and losses on those assets.

Separate accounts are carried at fair value. Purchase payments or transfers allocated to subaccounts are accounted for in accumulation unit values (AUV). AUV are determined by calculating the net investment factor for the underlying mutual funds in the applicable subaccount for the current valuation period and multiplying that result with the AUV determined on the previous valuation period. Universal Life uses the net investment factor as a way to calculate the investment performance of subaccounts from valuation period to valuation period. Gains and losses realized and unrealized are recorded as net investment income in the separate accounts.

Net transfers to separate accounts consist of funds received from policyholders, less surrenders and/or withdrawals, and the change in the expense allowance. The reserve adjustments on reinsurance ceded consists of the reinsurance effect of the funds received from policyholders, less surrenders, and/or withdrawals.

Premiums and Related Commissions

Life premiums are recognized as income over the premium-paying period of the related policies. Health premiums are earned ratably over the terms of the related insurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs, such as sales commissions, are charged to operations as incurred.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Life, Annuities, and Accident and Health Policies and Contracts

The Credit Life aggregate reserve is computed using the following valuation tables and interests:

Effective Year	Valuation Table and Interest
2012-2013	120% 2001 CSO 3.75% ALB
2014	120% 2001 CSO 4.00% ALB
2015-2016	120% 2001 CSO 3.75% ALB
2017-2018	120% 2001 CSO 3.50% ALB
2019	120% 2001 CSO 3.75% ALB
2020	120% 2001 CSO 3.25% ALB
2021	120% 2001 CSO 3.00% ALB

The reserve for credit disability is calculated using the mean of the “pro rata” and the rule of 78. Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums.

For Ordinary Life products the aggregate reserves are computed using the following valuation tables and interests:

Valuation Table and Interest
100% 1980 CSO 50% MALE (4.50% - 4.75%) ALB CRVM
2001 CSO (3.50% - 4.00%) ALB Gender distinct CRVM
100% 2001 CSO (3.50% - 4.50%) ANB CRVM

Annuity reserves are based on statutory mortality, morbility and interest requirements, without consideration of future withdrawals. Virtually all annuity reserves are calculated on the modified-reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commission expense. Annuity reserves are computed using assumed interest and valuation methods that will provide, in aggregate, reserves that are greater than the minimum valuation required by law and the guaranteed policy cash values.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Life, Annuities, and Accident and Health Policies and Contracts (continued)

Reserves for fixed deferred annuities are based on the A2000 mortality table gender distinct and Commissioners’ Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.25% to 5.0%.

Reserves for equity indexed annuities are based on A1994 mortality table gender distinct and Commissioners Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.25% to 5.00%.

Reinsurance

Universal Life seeks to reduce the loss that may arise from catastrophic or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with reinsurers. Amounts recoverable from reinsurance are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company is not relieved of its primary obligation to the policyholder in a reinsurance transaction.

Unpaid Policy and Contract Claims

The liabilities for unpaid policy and contract claims are based on case-basis estimates for reported claims, and on estimates, based on experience, for incurred but not reported claims and claim expenses. Such liabilities are necessarily based on estimates and, while management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amounts provided. Such estimates are periodically reevaluated and any adjustments, as subsequently determined, are reflected in the current period’s operations.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

AVR and IMR

Universal Life established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on Universal Life’s holding of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added, or charged to the AVR. The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments, which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the original investment.

Electronic Data Processing Equipment

Electronic data processing equipment is carried at cost, less accumulated depreciation using the straight-line method over the estimated useful lives of the assets, which have been established at three years. Depreciation and amortization expense related to electronic data processing equipment amounted to $0 and $568 for the years ended December 31, 2021 and 2020, respectively.

Guaranty Fund Assessments

Pursuant to the PR Insurance Code, Universal Life is a member of the Puerto Rico Insurance Guaranty Association for Life, Disability, and Health Insurance. As a member, Universal Life is required to provide funds for the settlement of claims and reimbursement of unearned premiums of insurance policies issued by insolvent insurance companies. Universal Life accrues guaranty fund assessments when it is probable that an assessment liability has been incurred and the amount of loss can be reasonably estimated. During 2021 and 2020, no assessments or accrual for possible future assessments were made.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Summary of Significant Accounting Policies (continued)

Fair Values of Financial Instruments

The following methods and assumptions were used by Universal Life in estimating the fair values of financial instruments:

Debt and Equity Securities – The fair values for debt and equity securities are obtained using the NAIC Purposes and Procedures Securities Valuation Office Manual, and the designation assigned in the NAIC Valuation of Securities product prepared by the NAIC Securities Valuation Office (SVO). For debt and equity securities not actively traded and/or not valued by the NAIC SVO, fair values are based upon quoted prices, if available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques, such as discounted cash flow methodologies; adjusted for the security’s credit rating; prepayment assumptions; and other factors, such as credit loss assumptions.

Restricted Investment and Cash and Short-Term Investments – The carrying amounts for these instruments approximate their fair values given their short-term maturity.

Securities Sold under Agreements to Repurchase – The carrying amounts of these instruments approximate their fair values due to their short-term nature and type of collateral structure provided as part of the agreement.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Investment Securities

The amortized cost, gross unrealized gains, gross unrealized losses, and fair value cost of investment securities as of December 31, 2021 and 2020 are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2021	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	$57,702,625	$1,285,966	$317,069	$58,671,522
States, municipalities, and political subdivisions	323,781,247	24,734,159	1,136,027	347,379,379
Industrial and miscellaneous	392,806,485	24,485,841	2,077,892	415,214,434
Mortgage-backed and asset-backed securities	517,831,165	7,612,022	5,916,637	519,526,550
Total debt securities	1,292,121,522	58,117,988	9,447,625	1,340,791,885
Equity securities:
Common stocks	6,522,962	2,649,566	340,560	8,831,968
Mutual funds	6,536,282	7,128	212,973	6,330,437
Preferred stocks	300,478,801	14,011,370	680,328	313,809,843
Total equity securities	313,538,045	16,668,064	1,233,861	328,972,248
Total	$1,605,659,567	$74,786,052	$10,681,486	$1,669,764,133

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2020	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	$50,701,651	$2,867,145	$1,283	$53,567,513
States, municipalities, and political subdivisions	313,154,852	30,375,627	581,231	342,949,248
Industrial and miscellaneous	347,180,992	36,187,247	1,171,922	382,196,317
Mortgage-backed and asset-backed securities	318,600,981	9,472,034	5,145,419	322,927,596
Total debt securities	1,029,638,476	78,902,053	6,899,855	1,101,640,674
Equity securities:
Common stocks	6,147,856	2,716,169	60,518	8,803,507
Mutual funds	23,160,119	2,347,066	581,402	24,925,783
Preferred stocks	293,350,496	17,699,487	25,594	311,024,389
Total equity securities	322,658,471	22,762,722	667,514	344,753,679
Total	$1,352,296,947	$101,664,775	$7,567,369	$1,446,394,353

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Investment Securities (continued)

The Company’s investments’ fair value and gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2021 and 2020, are as follows:

	2021
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities - bonds and notes:
U.S. government and its agencies and authorities	$26,034,783	$317,069	$–	$–	$26,034,783	$317,069
States, municipalities, and political subdivisions	51,591,251	625,308	14,762,557	510,719	66,353,808	1,136,027
Industrial and miscellaneous	43,290,634	1,347,141	23,387,838	730,751	66,678,472	2,077,892
Mortgage-backed and asset-backed securities	284,053,855	4,450,284	34,369,043	1,466,353	318,422,898	5,916,637
Total debt securities	404,970,523	6,739,802	72,519,438	2,707,823	477,489,961	9,447,625
Equity securities – mutual funds	809,213	11,557	229,200	201,416	1,038,413	212,973
Equity securities – common stocks	1,449,979	266,055	3,048,573	74,505	4,498,552	340,560
Equity securities – preferred stocks	46,006,337	586,128	6,107,080	94,200	52,113,417	680,328
Total	$453,236,052	$7,603,542	$81,904,291	$3,077,944	$535,140,343	$10,681,486

	2020
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities - bonds and notes:
U.S. government and its agencies and authorities	$1,498,718	$1,283	$–	$–	$1,498,718	$1,283
States, municipalities, and political subdivisions	20,933,466	358,702	2,844,220	222,529	23,777,686	581,231
Industrial and miscellaneous	25,125,400	772,598	3,683,376	399,324	28,808,776	1,171,922
Mortgage-backed and asset-backed securities	85,355,814	3,522,205	33,016,934	1,623,214	118,372,748	5,145,419
Total debt securities	132,913,398	4,654,788	39,544,530	2,245,067	172,457,928	6,899,855
Equity securities – mutual funds	–	–	6,418,586	581,402	6,418,586	581,402
Equity securities – common stocks	743,409	60,518	–	–	743,409	60,518
Equity securities – preferred stocks	5,995,200	4,800	180,486	20,794	6,175,686	25,594
Total	$139,652,007	$4,720,106	$46,143,602	$2,847,263	$185,795,609	$7,567,369

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Investment Securities (continued)

The number of individual securities that have been in a continuous loss position, by investment category and by length of time, as of December 31, 2021 and 2020, are as follows:

	2021			2020
	Less than	12 Months		Less than	12 Months
Description of Securities	12 Months	or Greater	Total	12 Months	or Greater	Total
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	14	–	14	1	–	1
States, municipalities, and political subdivisions	36	12	48	17	4	21
Industrial and miscellaneous	27	16	43	21	4	25
Mortgage-backed and asset-backed securities	104	34	138	89	24	113
Total debt securities	181	62	243	128	32	160
Equity securities – mutual funds	3	1	4	–	11	11
Equity securities – common stocks	9	6	15	2	–	2
Equity securities – preferred stocks	20	2	22	1	1	2
Total	213	71	284	131	44	175

In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment since it has the ability and intent to hold these investments until recovery.

The Company has no OTTI losses recorded on equity securities or debt securities during 2021 and 2020.

The table below presents a roll forward of the cumulative credit loss component of the OTTI loss recognized in earnings on debt securities still held by the Company at December 31, 2021 and 2020:

	2021	2020
Balance – beginning of year	$–	$–
Additional impairment – OTTI recognized on securities previously impaired	–	–
Reduction – due to sales (or maturities, pay downs, or prepayments) during the period of securities previously OTTI	–	–
Balance – end of year	$–	$–

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Investment Securities (continued)

The amortized cost and fair value of investment securities with fixed maturities at December 31, 2021, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
Investments Maturing Within	Cost	Value
One year	$12,696,335	$12,868,235
After one to five years	170,113,750	177,143,419
After five to ten years	148,242,984	154,857,077
Ten years and over	717,319,420	749,197,654
No maturity	3,551,766	3,392,099
Mortgage-backed securities	240,197,267	243,333,401
Total	$1,292,121,522	$1,340,791,885

Net investment income for the years ended December 31, 2021 and 2020 is summarized as follows:

	2021	2020
Debt securities	$42,134,303	$36,535,967
Equity securities	16,828,337	15,125,602
Other invested assets	4,522,076	1,569,728
Interest-bearing deposits	5,304	11,798
IMR amortization	145,372	(98,661)
Other	172,941	615,632
Investment income recognized as a result of prepayment penalties	127,116	7,500
Total	$63,935,449	$53,767,566

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Investment Securities (continued)

Proceeds from the sale of investments and the net realized capital gains/(losses) – net of capital gains tax and transfers to IMR for the years ended December 31, 2021 and 2020 were as follows:

	2021	2020
Proceeds from sales	$229,777,258	$88,938,079

Gross realized capital gains	5,795,185	7,696,314
Gross realized capital losses	(1,486,879)	(5,630,401)
OTTI	(358,474)	(1,453,047)
AVR gains ceded to reinsurer	(8,223)	–
Transfer to IMR	(1,761,196)	(1,359,372)
Net realized capital gains (losses)	2,180,413	(746,506)
Less capital gains tax:
Provision for capital gains income taxes	860,176	407,469
Capital gains tax transferred to IMR	(352,399)	(271,874)
Capital gains tax – net	507,777	135,595
Net realized capital gains (losses) – net of capital gains tax	$1,672,636	$(882,101)

As of December 31, 2021 and 2020, the Company had deposited investments with the Commissioner of Insurance of Puerto Rico (OCS, in its Spanish acronym) as follows:

Description of Securities	2021	2020
Debt securities:
Short-term investments – certificates of deposit	$1,594,460	$1,594,460
Total	$1,594,460	$1,594,460

These securities continue to be owned by the Company, but their use is restricted based on the provisions of the PR Insurance Code.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

3. Other Invested Assets

During 2013, the Company acquired from the Parent Company a note receivable from a third party for its book value of $4,971,600. Note receivable represents an interest-earning advance made to an unrelated borrower at terms negotiated between the parties. The note receivable matures in 2033, bears interest at a rate of 5.30%, and is collateralized by real estate and lease agreements. The note receivable is presented in the accompanying balance sheet at its outstanding principal balance as part of other invested assets. Interest income on note receivable is recorded using the interest method. The note receivable is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $5,038,206.

The credit quality for the note receivable is evaluated on an individual loan basis. As there is only one note receivable, management has the ability to oversee the credit quality of this loan on a monthly basis. The note receivable is classified as impaired whenever there is a delay on payment of more than 90 days. The Company periodically assesses the financial condition and future prospects of the borrower, as well as the borrowers’ payment history to determine whether an allowance for credit losses is necessary. As of December 31, 2021 and 2020, there is no allowance for credit losses as the amount of estimated probable losses was not significant.

During 2018, the Company acquired private placement-limited partnerships from a third party for its book value of $10,000,000. The limited partnerships are presented in the accompanying statutory-basis balance sheet as part of other invested assets. The limited partnership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $12,402,936.

During 2019, the Company acquired a surplus note from a third party for its book value of $13,872,876. The surplus note is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $13,835,758.

During 2019, the Company acquired a partnership interest from a third party for its book value of $20,000,000. The membership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets. The partnership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $26,105,022.

During 2019, the Company acquired a partnership interest from a third party for its book value of $8,474,352 and made additional contributions of $7,496,685. The membership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $33,326,246.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

3. Other Invested Assets (continued)

During 2021, the Company acquired a surplus note from a third party for its book value of $1,173,750. The surplus note is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $1,169,780.

During 2021, the Company acquired a surplus note from a third party for its book value of $1,073,750. The surplus note is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $1,072,602.

During 2021, the Company recorded $358,474 OTTI losses on alternative investments.

4. Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase (repurchase agreements) amounted to $30,439.195 and $30,035,000 as of December 31, 2021 and 2020 respectively. The borrowings bear interest at a range from 1.90% to 2.80% and generally matured within 30 days to 90 days from the transaction date.

Additional information related to repurchase agreements as of December 31, 2021 and 2020, were as follows:

	2021	2020
Maximum aggregate balance of repurchase agreements outstanding during the year	$47,032,045	$34,435,000
Repurchase agreement balance at year end	30,439,195	30,035,000
Securities underlying repurchase agreements:
U.S. Government and its agencies and authorities carrying value of underlying collateral	32,246,498	31,131,887
Fair value of underlying collateral	32,630,657	32,220,879

Accrued interest as of December 31, 2021 and 2020 amounted to $5,577 and $5,315 respectively.

Universal may be required to provide additional collateral based on the fair value of the underlying securities.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

5. Related-Party Transactions

The Company is a member of a group of affiliated companies. The Company has significant transactions with members of the affiliated group at terms arranged by management of the affiliated group, and accordingly, the statutory-basis financial statements may not necessarily be indicative of the condition that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

In the normal course of business, related entities provide management and other services to Universal Life. Universal Life also reimburses related entities for expenses incurred on its behalf.

The Company entered into an agreement on March 1, 2007, with Universal Financial Services, Inc. (UFS), to provide investment advisory services. Investment advisory services provided by UFS during the years ended December 31, 2021 and 2020, amounted to $526,513 and $499,641, respectively. The Company also entered into an agreement on March 1, 2007, with UFS to sell variable annuity products. Commission expense charged by UFS during the years ended December 31, 2021 and 2020, amounted to $23,278 and $32,650, respectively.

The Company provides administrative services to UFS pursuant to an administrative services agreement. During 2021 and 2020, the Company charged fees to UFS for these services in the amount of $210,000 and $210,000, respectively.

The Company leases office space from Universal Insurance Company. During the years ended December 31, 2021 and 2020, rent expense amounted to $118,430 and $118,430, respectively.

During April 2021, the Company issued a short-term notes receivable to its ultimate parent company, Universal Group, Inc. of $8.4 million. These transactions did not exceed the threshold established in Chapter 44, Section 4406 a), (2), (A), (ii) of the PR Insurance Code. As part of the Rule 83 disclosures, it was duly notified to the Insurance Commissioner and recorded as an admitted asset. The note was partially repaid during 2021. The note bear an interest rate of .85% and servicing fees of 0.125%. As of December 31, 2021, the loan amounted to $1.8 million and is presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus.

During December 2021, the Company issued a short-term notes receivable to Universal Finance, Inc. of $4.4 million. The note matures in June 2022. The note bears an interest rate of .85% and servicing fees of 0.125%. As of December 31, 2021 and 2020, the loan amounted to $4.4 million and is presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

5. Related-Party Transactions (continued)

During December 2020, the Company issued a short-term notes receivable to its ultimate parent company, Universal Group, Inc. of $9.3 million. These transactions did not exceed the threshold established in Chapter 44, Section 4406 a), (2), (A), (ii) of the PR Insurance Code. As part of the Rule 83 disclosures, it was duly notified to the Insurance Commissioner and recorded as an admitted asset. The note was fully repaid in March 2021. The note bear an interest rate of .85% and servicing fees of 0.125%. As of December 31, 2020, the loan amounted to $9.3 million and is presented as part of intercompany receivable within the accompanying statutory basis statement of admitted assets, liabilities, and capital and surplus.

The amounts due to related entities as of December 31, 2021 and 2020 were as follows:

	2021	2020
Due from:
Universal Finance	$10,113,848	$25,412,123
Universal Insurance Company
Universal Financial Services
Universal Insurance Group	20,838,379	18,312,580
Total	$30,952,227	$43,724,703

Due to:
Universal Insurance Company	$5,344,481	$5,832,763
Eastern Insurance Agency	–	2,651
Universal Financial Services	24,289	25,335
Total	$5,368,770	$5,860,749

6. Reinsurance

Universal Life ceded insurance to reinsurers during the year under various agreements, which cover mostly annuities, life, and accident and health insurance risks. These reinsurance arrangements provide greater diversification of business and minimize the Company’s exposure arising from large or volume-related risks, although they do not discharge the primary liability of Universal Life as direct insurer of the risks reinsured. Universal Life evaluates the financial strength of reinsurers and continually monitors the financial condition of reinsurers. At December 31, 2021 and 2020, reinsurance recoverable on paid losses associated with the largest single reinsurer amounted to approximately $163,000 and $367,700, respectively. The Company does not carry reinsurance for its credit life business.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

6. Reinsurance (continued)

Effective January 1, 2006, the Company entered into an agreement to reinsure individual term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $500,000.

Effective March 1, 2007, the Company entered into an agreement to reinsure 60% of the variable deferred annuities. The form of reinsurance is on a modified coinsurance basis.

Effective March 1, 2008, the Company entered into an agreement to reinsure group life and group accidental death and dismemberment coverage. The form of reinsurance is on an excess of loss basis with retention of first $25,000 and ceded up to $500,000 on an automatic basis. Effective May 1, 2020 the Company amended the reinsurance agreement in increase retention amount to $50,000 and ceded up to 950,000 on an automatic basis.

Effective April 13, 2009, the Company entered into an agreement to reinsure individual simplified issue term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum ceded amount of $5,000.

Effective August 1, 2013, the Company entered into a catastrophe coverage reinsurance agreement. The form of reinsurance is on an excess of loss basis with retention of the first $200,000 per each loss occurrence and ceded up to a maximum of $100,000 per covered life and $2,500,000 per catastrophe.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $500,000. Effective January 1, 2016 the Company amended the reinsurance agreement in increase retention amount to $100,000.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual simplified issue term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum ceded amount of $5,000. Effective January 1, 2016 the Company amended the reinsurance agreement in increase retention amount to $100,000.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

6. Reinsurance (continued)

Effective April 1, 2017, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all policies in-force and new business since the effective date of the reinsurance contract. As part of this agreement, the Company transferred approximately $491 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust and an additional $37 million of funds related to new business. The cash surrender value of the in-force block reinsured at April 1, 2017 amounted to $491,982,971. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2021 and 2020, direct write-in in surplus amounted to $0 and $1,923,605.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer in compliance with Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2021 and 2020 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective May 31, 2019 the Company stopped ceding new business under this reinsurance agreement. Total reserves ceded by the Company under this reinsurance agreement as of December 31, 2021 amounted to $563,151,236. Refer to Note 19 for further details.

Effective October 1, 2018, the Company entered into an agreement to reinsure 75% of the principal and 100% of the interest payment portion of the equity-indexed deferred annuities. The form of reinsurance is a coinsurance agreement with a funds withheld structure. As part of this agreement, the Company transferred approximately $453 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust. The cash surrender value of the in-force block reinsured at October 1, 2018 amounted to $453,323,304. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2019, the one-time fee was fully amortized.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

6. Reinsurance (continued)

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer in compliance with Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2021 and 2020 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective September 1, 2019, the Company entered into an agreement to reinsure long-term disability and short-term disability coverage. The form of reinsurance is on a quota-share basis with retention of 25% of the contractual liability and 75% ceded.

Effective January 1, 2020, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all new business since the effective date of the reinsurance contract.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverable are appropriately established.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

6. Reinsurance (continued)

Information with respect to reinsurance ceded by the Company is set forth below:

	2021	2020
Statutory-basis statements of admitted assets, liabilities, and capital and surplus:
Reinsurance recoverable on paid losses and other	$16,914,508	$8,218,931
Aggregate reserves ceded	1,827,560,191	1,555,502,764
Unpaid policy and contract claims ceded	2,740,831	3,936,947
Reinsurance payable	8,551,829	2,705,061
Funds withheld from reinsurer	1,082,428,594	840,119,630
Statutory-basis statements of income:
Premiums ceded	261,559,465	200,772,513
Death, disability, and other benefits ceded	2,329,328	3,169,025
Commissions and expense allowances on reinsurance ceded	39,029,485	34,662,491
Change in expense allowance ceded	(1,439,241)	(1,618,676)
Reserve adjustment on reinsurance ceded	(14,748,932)	(26,938,194)
Aggregate write ins for deductions	37,550,438	33,532,798

Effective January 1, 2018, the Company entered into a reinsurance agreement to assume business of group life coverage. The form of reinsurance is on a coinsurance basis with 50% quota share to a maximum of $30,000 retention by the cedant company.

7. Policy Liabilities

Aggregate reserves for life, annuities, and accident and health policies and contracts and related insurance in force as of December 31, 2021 and 2020 are summarized as follows:

	Aggregate Reserves		Life Insurance In-force
	2021	2020	2021	2020
Life insurance	$14,837,848	$13,438,019	$3,922,488,654	$3,811,217,592
Annuities subject to discretionary withdrawal	557,829,329	483,432,345
Annuities not subject to discretionary withdrawal	5,653,599	5,864,702
Accident and health policies	1,691,513	1,840,902
Total	$580,012,289	$504,575,968

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

7. Policy Liabilities (continued)

The Company’s annuity reserves as of December 31, 2021 and 2020 are summarized as follows:

	2020	2021		2020
	Gross	Ceded	Net	Gross	Ceded	Net
Type of annuity:
Fixed annuities	$884,403,488	$660,193,142	$224,210,346	$879,386,798	$659,540,097	$219,846,701
Equity-indexed annuities	1,454,968,880	1,121,349,897	333,618,983	1,125,563,203	861,977,559	263,585,644
Immediate group annuities	22,614,397	16,960,798	5,653,599	23,458,809	17,594,107	5,864,702
Guarantees on variable annuities	11,127	11,127	–	2,092	2,092	–
Total aggregate reserve for annuities	2,361,997,892	1,798,514,964	563,482,928	2,028,410,902	1,539,113,855	489,297,047

Variable annuities actuarial reserve	507,008,139	304,204,883	202,803,256	511,413,106	306,847,864	204,565,242
Total	$2,869,006,031	$2,102,719,847	$766,286,184	$2,539,824,008	$1,845,961,719	$693,862,289

The Company’s annuity reserves that are subject to discretionary withdrawal (with or without adjustment) as of December 31, 2021 and 2020 are summarized as follows:

	2021
		Separate
	General	Account
	Account	Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$1,488,415,845	$–	$1,488,415,845
At fair value	11,127	507,008,139	507,019,266
Subtotal	1,488,426,972	507,008,139	1,995,435,111
At book value without adjustment	873,950,574	–	873,950,574
Not subject to discretionary withdrawal	22,614,397	–	22,614,397
Total gross	2,384,991,943	507,008,139	2,892,000,082
Less reinsurance ceded	(1,821,509,015)	(304,204,883)	(2,125,713,898)
Total net annuity reserves	$563,482,928	$202,803,256	$766,286,184

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Exhibit 5 Annuities – total, net			$562,785,849
Exhibit 7 Deposit-Type contracts – total, net			697,079
General account subtotal			563,482,928

Separate accounts annual statement:
Exhibit 3, Line 0299999, Column 2			507,008,139
Reserve ceded			(304,204,883)
Separate account subtotal			202,803,256
Total			$766,286,184

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

7. Policy Liabilities (continued)

	2020
		Separate
	General	Account
	Account	Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$1,261,760,768	$–	$1,261,760,768
At fair value	2,092	511,413,106	511,415,198
Subtotal	1,261,762,860	511,413,106	1,773,175,966
At book value without adjustment	743,189,251	–	743,189,251
Not subject to discretionary withdrawal	23,458,809	–	23,458,809
Total gross	2,028,410,920	511,413,106	2,539,824,026
Less reinsurance ceded	(1,539,113,873)	(306,847,864)	(1,845,961,737)
Total net annuity reserves	$489,297,047	$204,565,242	$693,862,289

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Exhibit 5 Annuities – total, net			$488,634,007
Exhibit 7 Deposit-Type contracts – total, net			663,040
General account subtotal			489,297,047

Separate accounts annual statement:
Exhibit 3, Line 0299999, Column 2			511,413,106
Reserve ceded			(306,847,864)
Separate account subtotal			204,565,242
Total			$693,862,289

Unpaid policy and contract claims as of December 31, 2021 and 2020 consisted of:

	2021	2020
Life policies	$4,279,238	$3,970,697
Accident and health policies	1,259,208	1,565,596
Total	$5,538,446	$5,536,293

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

7. Policy Liabilities (continued)

The activity in the policy and contract claims reserve for the accident and health business as of December 31, 2021 and 2020 is as follows:

	2021	2020
Balance – at beginning of year – net of reinsurance recoverables of $1,401,279 in 2021 and $434,831 in 2020	$1,565,596	$1,193,010
Incurred related to:
Current year	2,353,285	2,314,961
Prior years	(450,614)	(34,115)
Total incurred	1,902,671	2,280,846
Paid related to:
Current year	1,265,628	967,662
Prior years	943,431	940,598
Total paid	2,209,059	1,908,260
Balance – at end of year – net of reinsurance recoverable of $973,666 in 2021 and $1,407,279 in 2020	$1,259,208	$1,565,596

Because the liabilities for unpaid policy and contract claims include various actuarially developed estimates, the Company’s actual benefits expenses may be more or less than the Company’s previously developed estimates. As a result of change in estimates of insured events in prior years, the incurred benefits for prior year insured events during the year ended 2021 and 2020 were lower due to a favorable development of claims that is attributed to the accident and health line of business. Management believes that the amount of unpaid policy and contract claims is reasonable and adequate to cover the Company’s liability for unpaid policy and contract claims incurred, but not yet reported as of December 31, 2021 and 2020.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type	Gross	Net of Loading
Ordinary new business	$894	$894
Ordinary renewal	24,508	24,508
Credit life	283,755	283,755
Group life	1,176,925	1,176,925
Total	$1,486,082	$1,486,082

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

8. Taxes

As a qualified domestic life insurance company, the Company is only subject to Puerto Rico taxes on capital gains and alternative minimum tax. The main difference between income tax expense calculated at the statutory tax rate of 18.5% and the actual effective tax rate for 2020 is due to the Company’s taxable income from Puerto Rico being limited to the Company’s capital gains taxed at the rate of 20%.

Provision for income taxes as of December 31, 2021 and 2020 consisted of:

	2021	2020
Alternative mimimum tax	$2,942,379	$737,811
Provision for realized capital gains	861,821	407,469
Provision for realized capital gains transferred to IMR	(354,044)	(271,874)
Foreign income tax	156,334	22,715
Total	$3,606,490	$896,121

The components of the net deferred income tax asset recognized in the Company’s assets, liabilities, capital and surplus and other funds as of December 31, 2021 and 2020 are as follows:

	2021	2020	Change
Capital:
Gross deferred income tax assets	$101,577	$1,173,409	$(1,071,832)
Statutory valuation allowance adjustments	–	(1,071,832)	1,071,832
Adjusted gross deferred income tax assets	101,577	101,577	–
Deferred income tax assets nonadmitted	–	–	–
Subtotal net admitted deferred income tax assets	101,577	101,577	–
Deferred income tax liabilities	(685,465)	(859,896)	174,431
Net admitted deferred income tax assets (liabilities)	$(583,888)	$(758,319)	$174,431

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

8. Taxes (continued)

Admission calculation components – SSAP No. 101, paragraph 11:

				2021	2020	Change
a.	Federal income taxes paid in prior years recoverable through loss carrybacks			$–	$–	$–
b.	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (see computation below)			101,577	101,577	–
c.	Adjusted gross deferred income tax assets (excluding the amount of deferred income tax assets from a. and b. above) offset by gross deferred income tax liabilities			–	–	–
Deferred income tax assets admitted as a result of application of SSAP No. 101				$101,577	$101,577	$–
Computation of adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (the lesser of b.i. and b.ii. below):
	b.	i.	Adjusted gross deferred income tax assets expected to be realized following the balance sheet date	$101,577	$101,577	$–
	b.	ii.	Adjusted gross deferred income tax assets allowed per limitation threshold	$23,223,487	$22,005,290	$1,218,197

The Company’s deferred income tax asset is admissible pursuant to paragraph 11.b.i of SSAP No. 101. The Company expects to realize the tax benefit of the OTTI charge through the future sale of such investments.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

8. Taxes (continued)

Other admissibility criteria to determine recovery period and threshold limitation as of December 31, 2021 and 2020 is as follows:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,018%	1,184%
Amount of adjusted capital and surplus to determine recovery period and threshold limitations	$154,823,247	$146,701,932

The tax effects of temporary differences that give rise to the deferred income tax liability as of December 31, 2021 and 2020 are as follows:

	2021	2020	Change
Capital:
Deferred income tax asset:
Capital loss carryforward	$101,577	$101,577	$–
Unrealized net loss on valuation of securities	–	–	–
Other-than-temporary impairments	–	1,071,832	(1,071,832)
	$101,577	$1,173,409	$(1,071,832)
Statutory valuation allowance adjustment	$–	$(1,071,832)	$1,071,832
Total deferred income tax asset	101,577	101,577	–
Deferred tax liabilities – unrealized net gain on valuation of equity securities	(685,465)	(859,896)	174,431
Net admitted deferred income tax asset (liability)	$(583,888)	$(758,319)	$174,431

For the years ended December 31, 2021 and 2020, the net change in deferred income taxes related to the unrealized gains or losses on valuation of equity and fixed securities amounting to $174,431 and $(584,226) respectively, was presented as part of the change in unrealized capital gains or losses in the accompanying statutory-basis statements of changes in capital and surplus.

Pursuant to Section 1018A of the Puerto Rico Internal Revenue Code, the Company annually withhold, on behalf of the contract holders of the separate accounts, a special tax of 0.10% of their corresponding net asset value and remits them to the Puerto Rico Treasury Department. The payments made during the years ended December 31, 2021 and 2020 amounted to $522,363 and $537,030, respectively.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

9. Net Statutory Income and Capital Stock and Surplus

The net assets of Universal Life available for transfer to its stockholder are limited to the amount that its surplus, as determined in accordance with statutory accounting practices, exceeds minimum statutory capital requirements.

During the year ended December 31, 2021 and 2020, the Company declared and paid ordinary dividends of $6,000,000 and $6,000,000, respectively.

On March 18, 2008, the Commonwealth of Puerto Rico enacted Law No. 32 (the Law) to adopt Chapter 45, Risk-Based Capital (RBC), into the Insurance Code of Puerto Rico. RBC provides for targeted surplus levels based on formulas, which specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. Such formulas focus on four general types of risk, which includes the risk with respect to the Company’s assets (asset or default risk), the risk of adverse insurance experience with respect to the Company’s liabilities and obligations (insurance or underwriting risk), the interest rate risk with respect to the Company’s business (asset/liability matching), and all other business risks (management, regulatory action, and contingencies). The amount determined under such formulas is called the authorized control level RBC (ACLC).

The Law requires, among other things, that all insurance companies, including all health insurance organizations, authorized to conduct business in Puerto Rico comply with the RBC requirements as adopted by the NAIC, to annually file a RBC report with the NAIC and the Commissioner of Insurance on or before March 31 and maintain a minimum RBC level of 250% of the ACLC. The Law states that the Commissioner of Insurance will provide a ruling whereby a RBC compliance transition period of five years will be established. On January 5, 2010, Rule 92, Standards for Implementing the Provisions Related to Risk-Based Capital (Rule 92 or the Rule), was approved by the Commissioner of Insurance to establish the requirements to implement the Law. Rule 92 established a phased transition period of five years to comply with the minimum 250% RBC level requirement depending on the RBC of the Company at the Rule’s effective date. Under the transition period guidance, the Company’s minimum RBC requirement at December 31, 2021 and 2020 was 250% and 250%, respectively, of the ACLC. At December 31, 2021 and 2020, the actual RBC of the Company was 1,018% and 1,184%, respectively.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

10. Nonadmitted Assets

As described in note 1, certain assets are excluded from the statutory-basis statements of admitted assets, liabilities, and capital and surplus and other funds by a charge to surplus. Nonadmitted assets as of December 31, 2021 and 2020 consisted of:

	2021	2020
Uncollected premiums and agent’s balance in the course of collection.	$259,367	$121,461
Amounts recoverable from reinsurers	73,934	364,400
Furniture and equipment	36,368	52,473
Negative IMR	1,403,240	1,689,403
Other receivables, supplies, stationery, and printer materials	280,262	241,990
Total nonadmitted assets	$2,053,171	$2,469,727

11. Separate Accounts

Universal Life utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account:

●	Universal Variable Investment Annuity

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account products prevents assets other than seed money or amounts in a supplemental account from being generally available to satisfy claims resulting from the general account.

The Company maintains nonguaranteed separate accounts with assets of approximately $517.0 million and $523.5 million at December 31, 2021 and 2020, respectively, which are invested in mutual funds and are segregated from the Company’s general account. Amounts assessed against the contract holders for mortality, administrative, and other services are included as part of revenues in the statutory-basis statements of income.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

11. Separate Accounts (continued)

Information regarding separate accounts of the Company as of and for the years ended December 31, 2021 and 2020 is as follows:

	2021	2020
Premiums and annuity considerations	$2,720,679	$236,422
Reserves:
Total reserves for accounts with assets – at market value	507,008,139	511,413,106
Total reserves by withdrawal characteristics – at market value	$507,008,139	$511,413,106

A reconciliation of the net transfers to separate accounts for the years ended December 31, 2021 and 2020 is as follows:

			2021	2020
1.	Transfers as reported in the summary of operations of the separate account statement:
	a.	Transfers to separate accounts	$11,237,418	$14,665,153
	b.	Transfers from separate accounts	(33,550,329)	(56,879,339)
	Net transfer to or (from) separate accounts		$(22,312,911)	$(42,214,186)
2.	Reconciling adjustments:
	a.	Change in expense allowance ceded	$(1,439,241)	$(1,618,676)
3.	Net transfer as reported in the summary of operations of the life, accident, and health annual statement:
	a.	Net transfer to or (from) separate accounts net of reinsurance	$(23,752,152)	$(43,832,862)

To compensate the general account for the risk taken, the separate account has paid $40,094 and $47,354 in risk charges for the year ending December 31, 2021 and 2020.

12. Employee Benefit Plans

Universal Life has a qualified noncontributory profit-sharing plan, which provides retirement benefits to eligible employees. The plan calls for a voluntary contribution by Universal Life of no less than 1% of the annual participant’s compensation, as defined, plus a portion of the administrative expenses of the plan during the first 10 years. Universal Life’s contributions to the profit-sharing plan for the years ended December 31, 2021 and 2020 amounted to $119,373 and $122,878, respectively.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

12. Employee Benefit Plans (continued)

Universal Life’s employees participate in a qualified defined-contribution savings plan. Universal Life matching contributions are set at 50% of the participants’ pretax contributions up to the first 6% of each participant’s contribution. Universal Life’s contributions to the savings plan for the years ended December 31, 2021 and 2020 amounted to $49,323 and $49,177, respectively.

13. Restricted Investment

On April 11, 2008, the Company entered into a sales and cession of rights agreement (the Agreement) under which the Company sold its individual accident and health block of business to an unrelated insurance company (the Purchaser). As part of the Agreement, the Company was required to fund an escrow of $900,000 to cover any claims or contingencies arising during a period of five years. Although the restriction period stated in the Agreement already elapsed, the Company decided not to lift the restriction based on certain unasserted legal claims still outstanding.

The Company has established a restricted brokerage account to comply with this provision of the Agreement. Any withdrawal from the brokerage account requires the authorization of the Company and a designated representative of the Purchaser. The brokerage account has a carrying value of $1,921,105 and $948,409 as of December 31, 2021 and 2020, respectively, and is included as restricted investment in the accompanying statutory-basis statements of admitted assets, liabilities, and capital and surplus and other funds.

14. Significant Concentrations of Risk

Because Universal Life’s business is written in Puerto Rico, Universal Life’s insurance risk is not as diversified as the risk of a carrier that covers a broader geographical area. A natural catastrophe could cause damage to a large number of Universal Life’s policyholders, which would result in significantly increased losses to Universal Life. Management believes, however, that Universal Life’s reinsurance program will reduce to a manageable level its net exposure in any such catastrophe.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

15. Fair Value Measurements

The approximate statement value and estimated fair value of financial instruments as of December 31, 2021 and 2020 were as follows (in thousands):

	2021		2020
	Statement	Fair	Statement	Fair
Financial Assets	Value	Value	Value	Value
Debt securities	$1,291,967	$1,340,797	$1,029,520	$1,101,641
Preferred stocks	313,809	313,800	293,350	311,024
Common stock and other equity securities	15,162	15,162	33,729	33,729
Other invested assets	92,951	95,909	57,149	64,500
Restricted investment	1,921	1,921	948	948
Cash and short-term investments	148,453	148,461	108,558	108,558
Separate account assets	516,996	516,996	523,466	523,466

The Company’s financial instruments carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. SSAP No. 100 defines fair value as the price that would be received to sell or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement is for a particular asset or liability. Therefore, the measurement should consider attributes specific to the asset or liability. The asset or liability might be a stand-alone asset or liability or a group of assets and/or liabilities.

An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets or liabilities. Therefore, the objective of a fair value measurement is to determine the price that would be received to sell the asset or paid to transfer the liability at the measurement date.

A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The principal market is the market in which the reporting entity would sell the asset or transfer the liability with the greatest volume and level of activity for the asset or liability. The most advantageous market is the market in which the reporting entity would sell the asset or transfer the liability with the price that maximizes the amount that would be received for the asset or minimizes the amount that would be paid to transfer the liability.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

15. Fair Value Measurements (continued)

Hierarchical levels defined by SSAP No. 100 and directly related to the amount of subjectivity associated with the inputs to fair valuation of financial instruments are as follows:

Level 1 – Values are unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or the price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Level 3 – Certain inputs are unobservable and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Recurring Measurements

As of December 31, 2021 and 2020, the Company’s assets and liabilities that are measured at fair value on a recurring basis were as follows (in thousands):

	2021
	Level 1	Level 2	Level 3	Total
Invested assets:
Bonds	$3,392	$–	$–	$3,392
Preferred stocks	313,809	–	–	313,809
Mutual funds	6,330	–	–	6,330
Common stocks	8,831	–	–	8,831
Cash equivalents	42,316	–	–	42,316
Other invested assets	59,431	–	–	59,431
Total invested assets	$434,109	$–	$–	$434,109

Separate account assets	$516,996	$–	$–	$516,996

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

15. Fair Value Measurements (continued)

Recurring Measurements (continued)

	2020
	Level 1	Level 2	Level 3	Total
Invested assets:
Bonds	$5,679	$–	$–	$5,679
Mutual funds	22,162	–	2,763	24,925
Common stocks	8,804	–	–	8,804
Cash equivalents	40,167	–	–	40,167
Total invested assets	$76,812	$–	$2,763	$79,575

Separate account assets	$523,168	$–	$–	$523,168

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between Levels 1 and 2. This policy also applies to transfers into or out of Level 3.

The following table presents the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period from January 1, 2021 to December 31, 2021, and January 1, 2020 to December 31, 2020 (in thousands):

	Net Gains (Losses) Included in				Purchases,
	Balance –		Unassigned	Other	Issuances,	Balance –
	January 1,	Net	Funds –	Temporary	and	December 31,
	2021	Income	Surplus	Impairment	Settlements	2021
Equity securities – mutual funds	$2,763	$1,804	$(1,958)	$–	$(2,609)	$–

	Net Gains (Losses) Included in				Purchases,
	Balance –		Unassigned	Other	Issuances,	Balance –
	January 1,	Net	Funds –	Temporary	and	December 31,
	2020	Income	Surplus	Impairment	Settlements	2020
Equity securities – mutual funds	$2,709	$753	$695	$–	$(1,394)	$2,763

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

15. Fair Value Measurements (continued)

Fair Value of All Financial Instruments by Levels 1, 2, and 3

The tables below reflect the fair value and admitted values of all admitted assets and liabilities that are financial instruments, excluding those accounted for under the equity method as of December 31, 2021 and 2020. The fair values are also categorized into the three-level fair value hierarchy.

	2021
	Fair	Admitted				Not
	Value	Value	Level 1	Level 2	Level 3	Practicable
	(In thousands)
Debt securities	$1,340,791	1,291,967	$3,397	$1,285,674	$2,896	$–
Equity securities:
Common Stocks	15,162	15,162	15,162	–	–	–
Preferred stock	313,809	313,809	313,809	–	–	–
Restricted investment	1,921	1,921	1,921	–	–	–
Cash and short-term investments	148,453	148,453	115,954	32,499	–	–
Short-term investments	–	–	–	–	–	–
Other invested assets	94,212	92,951	59,431	16,078	–	17,441
Separate account assets	516,996	516,996	516,996	–	–	–
Total assets	$2,431,344	$2,381,259	$1,026,670	$1,334,251	$2,896	$17,441

	2020
	Fair	Admitted				Not
	Value	Value	Level 1	Level 2	Level 3	Practicable
	(In thousands)
Debt securities	$1,101,641	1,029,520	$5,679	$1,019,448	$4,393	$–
Equity securities:
Common Stocks	33,729	33,729	30,966	–	2,763	–
Preferred stock	311,024	293,350	293,350	–	–	–
Restricted investment	948	948	948	–	–	–
Cash and short-term investments	108,558	108,558	108,558	–	–	–
Short-term investments	–	–	–	–	–	–
Other invested assets	64,500	57,149	27,369	13,850	–	15,930
Separate account assets	523,466	523,466	523,466	–	–	–
Total assets	$2,143,866	$2,046,720	$990,336	$1,033,298	$7,156	$15,930

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

16. Supplemental Disclosure of Cash Flows Information

Additional information concerning the components of cash flows from investing activities as of December 31, 2021 and 2020 is as follows:

	2021	2020
Cash flows from investing activities:
Proceeds from sales and redemptions of investments:
Debt securities	$294,304,596	$155,641,087
Equity securities	29,703,087	4,643,047
Other invested assets	2,793,282	2,524,527
Miscellaneous proceeds	8,698,002	–
Total proceeds from sales and redemptions of investments	335,498,967	162,808,661

Cost of investments acquired:
Debt securities	559,059,653	303,846,521
Equity securities	18,098,721	54,038,295
Other invested assets	9,744,185	1,062
Miscellaneous applications	–	282,120
Total cost of investments acquired	586,902,559	358,167,998
Net cash used in investing activities	$(251,403,592)	$(195,359,337)

Additional information concerning the components of cash flows from financing and miscellaneous sources as of December 31, 2021 and 2020 is as follows:

	2021	2020
Cash flows from financing and miscellaneous sources – other cash provided (applied):
Borrowed funds	$(12,717,152)	$23,656,069
Dividends paid	(6,209,732)	(3,314,598)
Funds held under reinsurance treaties	204,812,366	129,652,124
Receivable from parent, subsidiaries and affiliates	12,772,476	19,169,086
Change in aggregate write in	(1,923,607)	(3,133,893)
Other components	(3,696,972)	(1,516,485)
Net cash provided by financing and miscellaneous	$193,037,379	$164,512,303

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

16. Supplemental Disclosure of Cash Flows Information (continued)

The following schedule summarizes noncash investing and financing activities for the year ended December 31, 2021 and 2020:

	2021	2020
Supplemental schedule of noncash investing and financing activities:
Dividends to Parent Company:
Due from affiliates	$(4,846,474)	$(5,056,206)
Dividends to stockholder	4,846,474	5,056,206
Unsettled investments:
Receivable for securities	(48,268)	(52,348)

17. Reconciliation to U.S. GAAP

A reconciliation of statutory net income and capital and surplus, as determined using statutory accounting practices, to the amounts as would be reported under the accounting principles generally accepted in the United States of America (GAAP) for the year ended December 31, 2021 and 2020 are as follows:

	2021	2020
Statutory-basis net income	$30,204,136	$23,708,665
Increases (decreases):
Deferred policy acquisition cost	1,699,939	(1,893,197)
Unearned premiums	(1,277,145)	(24,710)
Unearned commissions	3,187,577	4,182,410
Non-refundable structuring fee amortization	(1,923,605)	(3,133,893)
Reserve for future policy benefits	(1,183,720)	(1,671,457)
Unrealized gains/(losses) on trading securities	(2,157,848)	2,398,229
Change in expense allowance	877,907	1,079,115
Deferred income taxes	436,619	(472,852)
AMT tax provision	–	584,419
Interest maintenance reserve	286,162	160,117
US GAAP-basis net income	$30,150,022	$24,916,846

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

17. Reconciliation to U.S. GAAP (continued)

	2021	2020
Statutory-basis capital and surplus	$156,387,166	$148,506,550
Increases (decreases):
Nonadmitted assets	1,518,111	1,778,160
Deferred policy acquisition cost	23,487,192	21,787,252
Unrealized gains/(losses) on investment securities available from sale	49,016,590	28,731,096
Allowance for doubtful accounts	(1,080,841)	(1,210,499)
Deferred income taxes	(4,557,232)	(5,260,376)
Reserve for future policy benefits	(11,656,752)	(10,475,569)
Unearned premiums	(8,348,132)	(7,070,987)
Unearned commissions	(14,588,650)	(17,776,228)
Expense allowance from separate account	(3,306,167)	(4,184,075)
Asset valuation reserve	30,925,718	16,783,242
US GAAP-basis retained earnings	$217,797,003	$171,608,566

18. Contingencies

The Company has been named as defendant in litigation and has filed counterclaims, related to the sale of the individual accident and health insurance block of business (note 13). This litigation is in its initial stages and the Company is contesting this case vigorously. The Company believes it has meritorious defenses against this lawsuit and the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

The Company is also named as defendant in other legal actions arising primarily from claims filed under insurance policies it has underwritten and other claims incidental to its normal business activities. In the opinion of management, the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

19. Risks and Uncertainties

In 2021, the COVID-19 pandemic continued to cause economic and societal disruptions as well as ongoing uncertainties. The Company has successfully achieved goals to maintain their operations while preserving the safety of clients and employees. There has not been negative impact because of COVID-19.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

19. Risks and Uncertainties (continued)

In 2019, Universal Life Insurance Company (ULICO) exercised its contractual option to recapture the in-force block of annuities and is currently evaluating alternatives to cede such obligations to a new reinsurer. Assets backing the statutory liabilities are held in a trust for the benefit of ULICO. In year 2020, ULICO entered into a new agreement to reinsure fixed annuities new business and signed a letter of intent with an affiliate of the reinsurer to transfer the in-force policies. Regulatory bodies from Puerto Rico and Bermuda have been notified of the details and intricacies of the recapture process and have shown support to ULICO’s position, as credit for reinsurance has continued to be granted as of December 31, 2021.

In January 2020, Universal Life demanded arbitration against PBLA under the reinsurance agreement and an arbitration panel (the “Panel”) was duly constituted. Universal Life requested the Arbitration Panel to order PBLA to deposit cash or equivalents totaling approximately $524M constituting the Statutory Reserves as of December 31, 2019 for the fixed annuity inforce portfolio (the “Portfolio”), less cash. In June 2, 2020, the Panel granted an arbitration award (the “Award”) to Universal Life for $524M and required PBLA to pay such funds by June 16, 2020, after which interest shall accrue at 6% per annum.

Shortly thereafter, on June 4, 2020, Universal Life filed a motion at the United States District Court, Southern District of New York, to confirm the Award directing that judgement be entered thereon and granting such other relief as the Court may deem just and proper. The Court granted Universal Life’s motion by entering a final judgement on August 11, 2020 confirming the arbitration award.

Pending to receive the award, Universal Life has notified PBLA’s ultimate owner (the “Owner”) its intention to execute the unconditional personal guaranty issued with the reinsurance agreement to secure failure from PBLA to pay its obligations. In addition, on June 18, 2020, Universal Life filed a complaint in the appropriate North Carolina court to seek confirmation that PBLA’s ultimate owner is obligated to satisfy the Award owed by PBLA, plus interests. Subsequent motions have been filed and the complaint remains under court evaluation.

On July 30, 2020, the NY District Court issued the Award as presented. Despite the opposition by PBLA, the NY District Court issued a final judgment confirming such Award on August 11, 2020, complementing parallel legal proceedings and strategy followed in the North Carolina court to execute the Owner’s personal guaranty. Such legal proceeding have promoted transactional conversations with the Owner to comply with the Award and accelerate the recapture of the in-force portfolio (Portfolio).

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

19. Risks and Uncertainties (continued)

On September 2020, the Supreme Court of Bermuda appointed Deloitte LTD, Bermuda (Deloitte) as provisional receiver for the PBLA operations in order to replace its management team and continue conducting business affairs in compliance with Bermuda laws and regulations, as well as its other general and contractual obligations. Among the empowered functions, Deloitte was instructed to preserve the value of PBLA, comply with laws and regulations, and make all necessary efforts to conduct regular business matters. ULICO has been working closely and diligently with Deloitte in order to adequately serve provisions under the reinsurance agreement and continue operations until the Portfolio is recaptured. As previously disclosed, the Portfolio is constituted of assets backing the statutory liabilities and are held in a trust for the benefit of Universal Life.

As agreed, Universal Life has been collaborating with Deloitte during 2021 in order to perform some of the key endeavors ultimately connected to the monetization and eventual recapture. A number of assets held in the trust were identified to start the process of monetization in order to manage future probable liquidity needs. Total assets amounting to $34.2 million have been converted to cash subsequent to statement date at or above previously stated market values. In addition to the assets held in the trust, Universal Life has access to assets held in PBLA’s general account plus other internal sources, including Universal Insurance Company’s surplus notes and related facility up to $100 million and other internal liquidity and funding sources.

In July of 2021, the United States District Court for the Middle District of North Carolina issued an Order on ULICO’s Motion for Prejudgment Attachment and directed the parties to meet and confer to determine the specific property subject to attachment. The Prejudgment Attachment Order shall secure PBLA’s ultimate owner assets (“the Owner”) in case they are needed to satisfy any uncovered amount due to ULICO. Upon resolution of pending appeal motion from PBLA, in October 30, 2021, the Company filed a summary judgement, which, once obtained, will allow ULICO to immediately perform all necessary proceedings to collect judgement from the Owner’s assets. The motion remains pending of final resolution as of December 31, 2021.

As of the statement date, ULICO remains confident about a positive outcome derived from the combination of the disposition of assets in the trust, PBLA general account assets and its legal strategy to execute the guarantees provided under the reinsurance transaction. No impairment is foreseen as of the date of issuance of the annual financial statements.

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

19. Risks and Uncertainties (continued)

The market values of securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by U.S. Federal Reserve or foreign central banks, political developments, warfare conflicts, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

20. Reconciliation to Statutory Annual Statement and Subsequent Events

Subsequent to the issuance of the 2021 Annual Statements, but prior to the issuance of the financial statements, the Company identified adjustments needed to various items in 2021. Related adjustments were made in the accompanying statutory basis financial statements. The following tables reconcile funds held under reinsurance treaties, deferred tax liability and unassigned funds - surplus as reported in the Annual Statement to the accompanying statutory basis financial statements:

2021
Liabilities

Funds held under reinsurance treaties as reported in the annual statement	$1,070,581,989
Unrealized gains on funds held underreinsurance treaties	11,846,605
Funds held under reinsurance treaties as reported in the accompanying statutory financial statements	$1,082,428,594

Deferred tax liability as reported in the annual statement	$2,953,209
Deferred tax effect on unrealized gains	(2,369,321)
Funds held under reinsurance treaties as reported in the accompanying statutory financial statements	$583,888

Capital, Surplus and Other Funds:

Unassigned funds-surplus as reported in the annual statement	$140,972,842
Unrealized gains on funds held under reinsurance treaties net of deferred tax	(9,477,284)
Unassigned funds-surplus as reported in the accompanying statutory financial statements	$131,495,558

Universal Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

20. Reconciliation to Statutory Annual Statement and Subsequent Events (continued)

The effect of above-mentioned adjustments were accounted for in the Company’s quarterly regulatory statements filed as of March 31, 2022.

The Company has evaluated all subsequent events through June 10, 2022, the date the statutory-basis financial statements were issued.

FORTUNE V SEPARATE ACCOUNT

PART C

OTHER INFORMATION

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED ANNUITY CONTRACTS

ISSUED BY

UNIVERSAL LIFE INSURANCE COMPANY

SAN JUAN, PR 00917-2011

(787) 706-7095

Item 32.	Exhibits

(a)	Resolutions of Board of Directors of Universal Life Insurance Company creating the Fortune V Separate Account.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(b)	By-Laws [or similar rules] of Fortune V Separate Account.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(c)	Custodian Agreement with respect to securities of the Fortune V Separate Account.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(d) (1)	Investment Advisory Agreement between Universal Life Insurance Company and Universal Financial Services, Inc., with respect to Fortune V Separate Account.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(2)	Asset Allocation Management Agreement between Universal Financial Services, Inc. and Morningstar Associates, LLC, with respect to Fortune V Separate Account.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(e) (1)	Principal Underwriting Agreement with Universal Financial Services (UFS).	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(2)	Form of Broker-Dealer Sales Agreement between UFS and Dealers.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(f) (1)	Form of Variable Annuity Contract.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(2)	Form of Liquidity Rider.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(3)	Form of Principal Protection Rider.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(4)	Form of Income for Life Rider.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(g)	Form of variable annuity application.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(h) (1)	Certificate of Incorporation of Universal Life Insurance Company.	Incorporated herein by reference to Item 27, Exhibit F of the Form N-4 Registration Statement for Fortune VII Separate Account (File No. 333-260539) filed with the Securities and Exchange Commission on October 28, 2021.

(2)	By-Laws of Universal Life Insurance Company.	Incorporated herein by reference to Item 27, Exhibit F of the Form N-4 Registration Statement for Fortune VII Separate Account (File No. 333-260539) filed with the Securities and Exchange Commission on October 28, 2021.

(i)	Coinsurance Agreement between Universal Life Insurance Company and Transamerica Life Insurance Company.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(j)	Bonus or Profit Sharing Contracts.	Not Applicable.

(k)	Administrative Contracts.	Not Applicable.
(l)	Other Material Contracts.	Not Applicable.

(m)	Legal Opinion (Opinion of Counsel as to Legality of Securities Being Registered).	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(n)	Consent of Independent Auditors.	Filed herewith.

(0)	Omitted Financial Statements	Not Applicable.

(p)	Initial Capital Agreements.	Not Applicable.

(q)	Code of Ethics.	Incorporated herein by reference to the like-numbered Exhibit of Pre-Effective Amendment No. 3 to the Registrant’s Form N-3 Registration Statement (File No.333-259232) filed with the Securities and Exchange Commission on December 23, 2021.

(r)	Form of Initial Summary Prospectus.	Filed herewith.

Item 33.	Directors and Officers of the Insurance Company

Set forth below is information regarding the directors and principal officers of the Depositor and Registrant. The Depositor’s address is Metro Office Park, Street 1 Lot 10, Guaynabo, Puerto Rico, 00968. The business address of each of the persons listed below is that of the Depositor unless otherwise noted.

(1) Name and Principal Business Address	(2) Positions and Offices with Insurance Company	(3) Positions and Offices with Registrant
Jose C. Benitez	President	President
Josely Vega	CEO, Secretary & Director	None
Maritere Jimenez	Treasurer (Principal Accounting Officer)	None
Monique Miranda	Director	None
Jose Medina	Director	None
Waldemar Fabery-Villaespesa	Director	Director
Jaime Toro	Director	None
Jorge Amadeo	Director	None
Luis Perez	Director	None
Roberto Martinez	Chief Financial Officer	Secretary & Treasurer

Item 34.	Persons Controlled By or Under Common Control with the Insurance Company or Registrant

Item 35.	Indemnification.

(a)	Indemnification of Directors and Officers

The By-Laws of Universal Life Insurance Company provide the following indemnifications:

Indemnification of Directors and Officers (a) To the extent permitted by the Commonwealth of Puerto Rico and subject to all applicable requirements thereof:

(i)	any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer shall be indemnified by the Company;

(ii)	any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(1)	To the extent permitted by the law of the Commonwealth of Puerto Rico, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of Universal Life Insurance Company are insured under policies issued by AIG INSURANCE COMPANY. The annual limit on such policies is $10 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriter

To the extent permitted by law of the Commonwealth of Puerto Rico and subject to all applicable requirements thereof, Universal Financial Services has undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Universal Financial Services

Item 36.	Business and Other Connections of Investment Adviser

See Item 34 above and Item 37 below for additional information regarding Universal Financial Services, Inc.

Item 37.	Principal Underwriters

(a)	Other activity – Universal Financial Services, Inc. (“UFS”) also serves as principal underwriter for Fortune VII, a unit investment trust separate account of Universal Life Insurance Company.

(b)	Directors and officers of Universal Financial Services, Inc.

(1) Name and Address Principal Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Jose C. Benitez Ulmer	Executive Representative & Director	President
Raul Ramirez	Chief Investment Officer & Director	None
Roberto Martinez	Chief Financial Officer	Secretary & Treasurer

(c)	Compensation from the Registrant during the Registrant’s recent fiscal year (the year ended December 31, 2021):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption or Annuitization	(4) Brokerage Commissions	(5) Other Compensation
UFS	$0	$0	$0	$0

Item 38.	Location of Accounts and Records

Each account book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules (17 CAFI 270.31A-1 to 31A-3) promulgated thereunder are held by Universal Life Insurance Company, Metro Office Park Street 1, Lot 10, Guaynabo, PR 00968.

Item 39.	Management Services

None.

Item 40.	Fee Representation

Universal Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Universal Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statements and has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in San Juan, Puerto Rico, on June 10, 2022.

FORTUNE V SEPARATE ACCOUNT

/s/ Jose C. Benitez
Jose C. Benitez President

UNIVERSAL LIFE INSURANCE COMPANY

/s/ Jose C. Benitez
Jose C. Benitez President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

FORTUNE V SEPARATE ACCOUNT:

SIGNATURE	TITLE	DATE

/s/ Jose Benitez	President	June 10, 2022
[ Jose Benitez ]

/s/ Roberto Martinez	Secretary & Treasurer	June 10, 2022
[ Roberto Martinez ]

/s/ Manuel Morera	Director	June 10, 2022
[ Manuel Morera ]

/s/ Waldemar Fabery	Director	June 10, 2022
[ Waldemar Fabery ]

/s/ Francisco Perdomo	Director	June 10, 2022
[ Francisco Perdomo ]